                                                                EXHIBIT 10.12







               I N T E R C O N N E C T I O N   A G R E E M E N T













                         MERCURY COMMUNICATIONS LIMITED


                                      AND


                            NYNEX CABLECOMMS LIMITED










                                11 NOVEMBER 1996


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                                   I N D E X


                    CLAUSES

                    1    Interpretation
                    2    Points of Connection
                    3    Ordering and Provision of Capacity
                    4    Telecommunication Services
                    5    Estimates and Forecasting
                    6    Charges
                    7    Provision of Information
                    8    Introduction of New Services
                    9    Alterations to the System
                    10   Force Majeure
                    11   Liability
                    12   Confidentiality
                    13   Commencement and Duration
                    14   Review
                    15   Wayleaves
                    16   Assignment and Sub-Contracting
                    17   Publicity
                    18   Waiver
                    19   Severability
                    20   Modification
                    21   Entire Agreement
                    22   No Partnership
                    23   Notices
                    24   Costs
                    25   Governing Law and Jurisdiction
                    26   Joint and Several Liability

                    SCHEDULES

                    1    Definitions
                    2    Telecommunications Services
                    3    Charges
                    4    NNG Groups

                    APPENDICES

                    1    Technical Specifications
                    2    Operational Procedures
                    3    Billing Procedures


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Interconnect Agreement                                                Main Body

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INTERCONNECTION AGREEMENT

THIS AGREEMENT is made the eleventh day of November 1996 between:

(I) MERCURY COMMUNICATIONS LIMITED whose registered office is at New Mercury House, 26 Red Lion Square, London WC1R 4HQ whose registered number is 1541957 ("Mercury") and

(II) NYNEX CABLECOMMS LIMITED whose registered office is at The Tolworth Tower, Ewell Road, Surbiton, Surrey KT6 7ED whose registered number is 2664006 acting for and on behalf of itself and as agent for and on behalf of each of the 16 franchise companies (specified in Part 1 of Appendix 2 below) (collectively "NYNEX")

WHEREAS

(A) NYNEX has been granted licences under section 7 of the Act to provide telecommunication services by means of the telecommunication systems which are authorised to be run under such licences

(B) Mercury has also been granted a licence under section 7 of the Act to provide telecommunication services by means of the telecommunication systems which are authorised to be run under such licence

(C) The licences of both Parties authorise the connection of their respective telecommunication systems and the Parties have agreed upon such interconnection to enable calls to be conveyed between such systems, and on the provision of certain telecommunication services, all upon the terms and conditions hereinafter contained.

NOW IT IS HEREBY AGREED as follows:

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1 INTERPRETATION

1.1 The words and expressions set out in Schedule 1 shall have the meanings ascribed therein.

1.2 References herein to Clauses, Schedules and Appendices and Parts thereof are to Clauses, Schedules and Appendices and Parts thereof of this Agreement. The Schedules and Appendices hereto shall be deemed to be incorporated herein and to form a part hereof. In the event, and to the extent only, of a conflict between the Clauses, Schedules and the Appendices, the Clauses shall prevail over the Schedules which shall prevail over the Appendices.

1.3 References in this Agreement to "Mercury" and "NYNEX" shall include their respective successors (whether by operation of law or otherwise) and permitted assigns.

1.4 A reference in this Agreement to a statutory provision will, unless expressly provided otherwise, be interpreted as a reference to such provision as amended or re-enacted prior to the date hereof.

1.5  In this Agreement unless the context otherwise requires:

       1.5.1    words in the singular include the plural and vice versa; and

       1.5.2    words importing any gender include all genders.


1.6 The headings are for convenience only and do not affect the interpretation of this Agreement.

2 POINTS OF CONNECTION

2.1 Mercury shall connect and keep connected the Mercury System to the NYNEX System and NYNEX shall connect and keep connected the NYNEX System to the Mercury System in accordance with the provisions of Part 1 of Appendix 2 (Operational Procedures). The existing Points of Connection specified in paragraph 1.1 of Part 1 of Appendix 2 (Operational Procedures) shall conform to the provisions of Appendix 1 (Technical Specifications) (save for Paragraph 3 thereof where existing points of connection are not In-Span).

2.2 Both Parties shall establish and maintain such Points of Connection as are required for the provision of the Telecommunication Services to and from their respective Systems.

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3 ORDERING AND PROVISION OF CAPACITY

The Parties shall observe the provisions of Part 2 of Appendix 2 (Operational Procedures) with regard to the ordering and provision of Capacity for Interconnection.

4 TELECOMMUNICATION SERVICES

4.1 Subject to the provisions of Clauses 4.2 and 4.3:

    4.1.2 Mercury shall use all reasonable endeavours to provide to NYNEX the Telecommunication Services, specified in paragraphs 3, 6, 8, 9, 10, 11 and 12 of Schedule 2, from the dates specified in Schedule 2; and

    4.1.3 NYNEX shall provide to Mercury the Telecommunication Services, specified in paragraphs 1B and 7 of Schedule 2, from the dates specified in Schedule 2.

4.2 Neither Party shall be under any obligation:

    4.2.1 to convey Calls directly to or from Systems run by another Operator unless it has the requisite agreement with such Operator or with another Operator under which Calls may be so conveyed and the relevant point of connection between the Systems has been established; or

    4.2.2 in respect of any Call once it ceases to be conveyed by means of its own System.

4.3 Neither Party warrants that its System is or will be free from faults. In the event of a fault within a Party's System which adversely affects the provision by either Party of the Telecommunication Services, the relevant Party shall use all reasonable endeavours to correct the fault as quickly as reasonably possible in accordance with recognised engineering practices in the telecommunications industry.

4.4 Calls conveyed by either Party to the System of the other shall, in respect of routing arrangements, facilities and quality of network performance, be treated and conveyed by the

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other Party within its System on a basis and priority equivalent to that for equivalent Calls originating on and conveyed only within its System.

4.5 The Parties shall cooperate in resolving problems relating to Customers who are or have been committing a breach of section 43 of the Act or otherwise engaging in malicious or nuisance Calls in connection with any of the Telecommunication Services specified in Schedule 2.

5 ESTIMATES AND FORECASTING

The Parties shall in good faith perform their respective obligations specified in Parts 3 and 4 of Appendix 2 (Operational Procedures).

6 CHARGES

6.1 The Capacity Charges, the Order Cancellation Charges and the Rearrangement Charges shall be payable in accordance with Part 2 of Appendix 2 (Operational Procedures) at the rates specified in Schedule 3.

6.2 The charges payable for the provision of the Telecommunication Services shall be calculated in accordance with Schedule 2 at the rates specified in
Schedule 3.

6.3 The Parties shall implement and observe the provisions in respect of billing and payment of charges set out in Appendix 3 (Billing Procedures).

6.4 Mercury may at any time vary the charges payable to it for the provision of the Telecommunication Services specified in sections 3, 6, 8, 9, 10, 11 and 12 of Schedule 2 upon one month's prior written notice to NYNEX.

7 PROVISION OF INFORMATION

Each Party shall promptly supply to the other all information and assistance which the other may reasonably request to enable it to perform its obligations under this Agreement. Each Party shall use all reasonable endeavours to ensure that information provided to the other Party in accordance with this Agreement is correct to the best of its knowledge at the time of such provision.

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8 INTRODUCTION OF NEW SERVICES

8.1 Subject to Clauses 8.4 and 8.5, if either Party (for the purpose of this Clause, the "Requesting Party") wishes to make available a New Service to the other Party, or wishes to obtain access to a New Service of the other Party, the Requesting Party shall so notify the other Party in writing and the Parties shall negotiate in good faith, within one month of the date of such notice, the modifications to this Agreement required for the implementation of such a New Service.

8.2 If the Parties are unable to agree the modifications under Clause 8.1, either Party may initiate a review of this Agreement under Clause 14.1.3

8.3 If the Parties are able to agree the modifications under Clause 8.1 save in respect of the charges for the New Service, the Parties shall implement the New Service at interim charges proposed by the Party providing the New Service and either Party may forthwith initiate a review of those interim charges under Clause 14.1.3.

8.4 If a Party wishes to obtain access to a New Service of the other Party which is identical to one of the Telecommunication Services save in respect of the service access code, the Parties shall ensure that such New Service shall be implemented via Interconnection within two months of a notice requesting such implementation. The charges for such a New Service shall be the same as the charges for the said Telecommunication Service.

8.5 If either Party (for the purpose of this Clause, the "First Party") provides a New Service to another Operator, the other Party may request that the First Party forthwith provides such New Service to it, subject to the payment by the other Party of interim charges in accordance with Clause 8.3.

9 ALTERATIONS TO THE SYSTEM

The Parties shall comply with the provisions of Part 5 of Appendix 2 (Operational Procedures) with regard to alterations to their respective Systems.

10 FORCE MAJEURE

10.1 Without prejudice to the power of the Director, any delay or failure by either Party to perform any obligation imposed by this Agreement shall not constitute a breach by that Party of this Agreement, to the extent that it is caused by an event of "Force Majeure"; that is, an event outside the reasonable control of the Party affected thereby (for the purpose of this Clause, the

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"Affected Party") including but not limited to acts of God, insurrection or civil disorder, war or military operations, national or local emergency, acts or omissions of Government or highway authority, industrial disputes of any kind (not involving that Party's employees), fire, flood, lightning, explosion, subsidence, seriously inclement weather, acts or omissions of Persons for whom the Affected Party is not responsible or any other cause whether similar or dissimilar which is outside the reasonable control of the Affected Party.

10.2 The Affected Party shall promptly give notice (for the purpose of this Clause, the "Force Majeure Notice") to the unaffected Party in writing of the estimated extent and duration of the delay or failure to perform the relevant obligations due to the event of Force Majeure.

10.3 Upon the cessation of the event of Force Majeure the Affected Party shall promptly notify the unaffected Party in writing of such cessation.

10.4 In the case of either Party giving a Force Majeure Notice then:

      10.4.1 if the delay or failure caused by the event of Force Majeure lasts for a continuous period of six months or less from the date of the Force Majeure Notice (whether or not notice of cessation has been given pursuant to Clause 10.3) any obligation that would have been performed but due to the event of Force Majeure was not performed shall be fulfilled by the Affected Party as soon as reasonably possible after the Force Majeure event has ended, save to the extent that such fulfilment is no longer possible or is not required by the unaffected Party; or

      10.4.2 if the delay or failure caused by the event of Force Majeure lasts for a continuous period of more than six months from the date of the Force Majeure Notice and notice of cessation has not been given pursuant to Clause 10.3 and the Affected Party continues to be delayed or to fail in performing any of its material obligations in whole or in part, the unaffected Party shall be entitled (but not obliged) to terminate this Agreement by giving not less than 30 days written notice thereof to the other Party, after expiry of the said six month period PROVIDED THAT such notice shall be deemed not to have been given in the event that notice of cessation of the event of Force Majeure shall have been given pursuant to Clause 10.3 prior to the expiry of the 30 days notice. If this Agreement is not terminated in accordance with the provisions of this Clause 10.4.2 then any obligation that would have been performed but due to the event of Force Majeure was not performed shall be fulfilled by the Affected Party as soon as reasonably possible after the Force Majeure event has ended, save to the extent that such fulfilment is no longer possible or is not required by the unaffected Party.


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10.5 If the Affected Party is delayed in or prevented from providing
Telecommunication Services by reason of an event of Force Majeure, the unaffected Party shall be relieved pro tanto of its obligation to pay for such Telecommunication Services.

11 LIABILITY

11.1 Neither Party excludes or restricts its liability:-

     11.1.1 for death or personal injury resulting from its own negligence or the negligence of its employees or agents while acting in the course of their employment or agency; or

     11.1.2 arising under Part 1 or Section 41(1) of the Consumer Protection Act 1987.

11.2 In performing any of its obligations under this Agreement, each Party shall (subject to any higher duty stated in any Schedule or Appendix) exercise all the reasonable care and skill of a competent Public Telecommunications Operator.

11.3 Subject to Clause 11.1, neither Party (for the purposes of this Clause, the "First Party") shall be liable to the other Party for any losses, demands, damages or liabilities arising from any claims, proceedings or actions brought or made against that other Party by any Person pursuant to a contractual or other relationship of that Person with that other Party. The provisions of this Clause 11.3 shall apply notwithstanding that such claims, proceedings or actions arise through the acts or omissions of the First Party.

11.4 Subject to Clause 11.1, the liability of each Party to the other in contract, tort (including negligence and breach of statutory duty) or otherwise arising by reason of or in connection with this Agreement shall be limited to one million pounds (L.1,000,000) for any one incident or series of events arising from a single incident.

11.5 Subject to Clause 11.1, neither Party shall be liable to the other in contract, tort (including negligence and breach of statutory duty) or otherwise for indirect or consequential loss or damage. For these purposes, the expression "indirect or consequential loss or damage" shall include but not be limited to loss of revenue, profit, anticipated savings or business.

11.6 Should any limitation or provision contained in this Clause 11 be held to be invalid under any applicable statute or rule of law, it shall to that extent be deemed omitted.

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12 CONFIDENTIALITY

12.1 Subject to the provisions of Clause 12.2 each Party (in each case for the purpose of this Clause, a "Recipient Party") hereto undertakes to the other that for the term of this Agreement and after its expiry or termination without limit in point of time it shall treat and procure that its directors and employees treat as confidential the terms of this Agreement and all information (written or oral) whether of a technical or business nature or otherwise relating in any manner to the business or affairs of the other Party (in each case for the purpose of this Clause, a "Disclosing Party") or otherwise relating to this Agreement (together the "Confidential Information") and shall not (and shall procure that any such directors and employees shall not) disclose such Confidential Information.

12.2 The provisions of Clause 12.1 shall not apply to any Confidential Information which:-

     12.2.1 is in or comes into the public domain other than by default of the Recipient Party;

     12.2.2 had been at the time of disclosure by the Recipient Party or is subsequently independently generated by the Recipient Party;

     12.2.3 is in the possession of or is known by the Recipient Party prior to its receipt from the Disclosing Party otherwise than subject to a confidentiality obligation;

     12.2.6 is properly disclosed by the Recipient Party to BT in connection with the payment of applicable Access Deficit Contributions to BT; or

     12.2.7 is disclosed to a director, employee or professional advisor of the Recipient Party subject to a duty of confidentiality; or


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     12.2.8 is disclosed to an Associated Company of the Recipient Party subject to receipt by the Disclosing Party, prior to such disclosure, of a confidentiality undertaking in favour of the Disclosing Party substantially in the terms of this Clause 12.

12.3 Confidential Information shall be used only for the purpose for which it was disclosed and/or for the purposes of properly performing the obligations of either Party under this Agreement.

12.4 Confidential Information may be disclosed by a Recipient Party to its sub-contractors (but only to the extent reasonably required to enable such sub-contractors to perform work sub-contracted under this Agreement) provided that all such sub-contractors shall prior to receiving such Confidential Information enter into a confidentiality undertaking to give effect to the intent of this Clause 12 (with the exception of this Clause 12.4) with the Recipient Party.

12.5 The Parties shall co-operate in complying with any requirements of the Director or HM Government relating to the confidentiality of information carried over the NYNEX System and the Mercury System and for the rendering of assistance to the Director or HM Government.

13 COMMENCEMENT AND DURATION

13.1 Subject to the remaining provisions of this Clause 13, this Agreement shall (subject as stated in Schedule 2) commence on the date hereof and shall remain in force until the earlier of:

     13.1.1 31 March 1998;

     13.1.2 the expiry or, where NYNEX is not immediately granted another Licence to run the NYNEX System, the earlier termination of the NYNEX Licence; or

     13.1.3 the expiry or, where Mercury is not immediately granted another Licence to run the Mercury System, the earlier termination of the Mercury Licence.

13.2 Without prejudice to the rights of either Party accrued or accruing as a result hereof and to any rights under individual contracts for specific apparatus equipment and/or services, the operation of this Agreement or any part thereof and the provision of specific apparatus equipment and/or services provided under or pursuant to this Agreement may be suspended forthwith at any time by either Party giving such notice to the other in the event that and for so long as the other Party is in material breach of this Agreement (including non-payment of any sums due hereunder) and (where such breach is capable of remedy) fails to remedy such breach within 30 days (except in case of emergency, when the Party giving the notice may specify in

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that notice such shorter period as may be reasonable, such period not to be less than three Working Days) after delivery of a notice from the Party not so in breach specifying the breach and requiring it to be remedied.

13.3 This Agreement may be terminated at any time by either Party giving to the other (without the need for further notice):-

     13.3.1 at least six months notice in writing, at any time following that Party giving notice of suspension to that other pursuant to Clause
            13.2 PROVIDED THAT in a case where such breach shall have been fully remedied within such six month period, such notice shall thereupon be deemed void and this Agreement shall again come into full force and effect; or

     13.3.2 notice in writing having effect forthwith, if the other Party shall become insolvent or have an administrator, receiver or administrative receiver appointed over the whole or any part of its assets or go into liquidation (whether compulsory or voluntarily) otherwise than for the purposes of amalgamation or reconstruction or shall make any arrangement or composition with its creditors or cease to carry on business.

13.4 Any suspension, termination or expiry of this Agreement under this Clause 13 or otherwise shall not operate as a waiver of any breach by a Party of any of the provisions hereof and shall be without prejudice to any rights liabilities or obligations of either Party which may arise at law or in equity as a consequence of such breach or which may have accrued up to the date of such suspension, termination or expiry and Clauses 1, 11, 12, 13.4, 13.5, 14.7, 15, 17, 21 and 25 and Part 6 of Appendix 2 shall continue in full force and effect notwithstanding such suspension, termination or expiry.

13.5 Without prejudice to the foregoing and to each Party's rights upon termination or expiry of this Agreement each Party shall refund to the other a fair and equitable proportion of those sums paid under this Agreement which are periodic in nature and have been paid for a period extending beyond the date of such termination or expiry as aforesaid.

14 REVIEW

14.1 Either Party may, at any time, by serving a written review notice (the "Review Notice") on the other, seek to modify the terms of this Agreement if:


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     14.1.1 either the NYNEX Licence or the Mercury Licence or any other authority under which either Party runs its System is modified or replaced in a manner which is significant for the purposes of this Agreement;

     14.1.2 there occurs a material change in any relevant circumstance (including but not limited to any material change in the technology or processes used by either Party in its System, any material change in any law, statute or regulation governing telecommunications in the United Kingdom or any material change caused or to be caused as a result of any directive, regulation, decision, determination, direction, order or code of conduct (whether having the force of law or not) issued by a competent regulatory authority) which significantly affects or which either Party reasonably expects significantly to affect the commercial basis on which this Agreement is founded;

     14.1.3 there occurs any other event which the Parties agree should give rise to a review of any term of this Agreement or this Agreement makes express provision for such review; or

     14.1.4 within a period of three months after 1 February 1997 (or any subsequent anniversary thereof), it wishes on any grounds to initiate a review of this Agreement (or any part thereof, including, without limitation, the provisions of Clause 6 and Schedules 2 and
            3).

14.2 Any Review Notice shall set out in reasonable detail the modifications sought by the Party giving the Review Notice and (where appropriate) shall specify such modification or replacement as is referred to in Clause 14.1.1, such material change as is referred to in Clause 14.1.2 or such event as is referred to in Clause 14.1.3.

14.3 Immediately after service of the Review Notice, the Parties shall discuss and negotiate in good faith with a view to agreeing modifications to the terms of this Agreement at the earliest possible date.

14.4 If, notwithstanding their negotiation under Clause 14.3, the Parties, after a period of three months from the date of the relevant Review Notice, nevertheless fail to agree upon any modifications to this Agreement which may be desired by either Party, either Party may request that the Director determines whether, and if so in what manner, this Agreement should be modified in respect of any matters upon which the Parties have been unable to agree.

14.5 If a Party seeks a determination on the basis of Clause 14.1.1 or 14.1.2, the Director may make a determination only if he is satisfied that there has been such a modification or

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replacement as is referred to in Clause 14.1.1 or such a material change in circumstances as is referred to in Clause 14.1.2.

14.6 Any determination by the Director under Clause 14.4 shall be limited to such matters as the Director has power to determine under Condition 12 of the Mercury Licence and the corresponding Condition of the NYNEX Licence where there is no agreement between the Parties and, without prejudice to the generality of the foregoing, any matter involving the conveyance of Calls to the Mercury System shall be determined by reference to the Mercury Licence and any matter involving the conveyance of Calls to the NYNEX System shall be determined by reference to the NYNEX Licence. The principles to be applied by the Director in making a determination shall be those set out in those Conditions respectively.

14.7 If the Director should be unwilling or unable to make a determination, under Clause 14.4, in respect of any events specified in Clause 14.1, either Party shall have the right to terminate this Agreement upon service of not less than six months written notice to the other (within 90 days of the Director communicating his decision to the Parties) and, following such notice being served, either Party shall be at liberty to apply to the Director for a determination pursuant to Condition 12 of the Mercury Licence or the corresponding Condition of the NYNEX Licence as appropriate. If such a determination shall be made and issued prior to the expiry of such notice, such notice shall be treated as void and of no further force and effect and this Agreement shall promptly be modified by the Parties in accordance with such determination.

14.8 The Parties shall be bound by a determination of the Director pursuant to the provisions hereof and shall implement such determination by modifying the terms of this Agreement insofar as the validity of such determination is not the subject of judicial review or other legal proceedings challenging its validity.

14.9 Any agreed modifications to the terms of this Agreement shall become effective on the date agreed between the Parties for this purpose and any modifications to the terms of this Agreement determined by the Director shall be effective on, in the case of a review under Clause 14.1.4, the 1 April of the year in question and otherwise on the date determined for this purpose by the Director who may, where and to the extent he considers it appropriate, determine that any such modifications shall be deemed to have been effective on a date prior to his determination.

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15 WAYLEAVES

The Parties shall observe the provisions of Part 6 of Appendix 2 in respect of wayleaves.

16 ASSIGNMENT AND SUB-CONTRACTING

16.1 This Agreement and all rights, benefits and obligations hereunder are personal to the Parties and neither Party shall without the prior consent in writing of the other assign, transfer, charge, encumber or otherwise deal with or dispose of the whole or any part of this Agreement or its rights, benefits or obligations hereunder other than as permitted under Clause 16.2.

16.2 Notwithstanding Clause 16.1, either Party may assign and transfer all its rights, benefits and obligations hereunder in relation to all or part of that Party's System to (a) an Associated Company of that Party, or (b) any Person who has acquired that Party's System or part thereof PROVIDED THAT:

     16.2.1 in the case of an assignment, the assignee is licensed or otherwise authorised under the Act to run the relevant System; and

     16.2.2 not less than fourteen days prior to any assignment, notice in writing thereof shall be given by the relevant assignor to the other Party.

16.3 The assigning Party shall in any case procure that the assignee shall enter into a deed with the other Party hereto whereby the assignee undertakes to observe and perform all of the terms and conditions of this Agreement referable to the assigning Party.

16.4 If either Party sub-contracts any of its obligations under this Agreement, it shall remain liable to the other Party for the acts and omissions of the sub-contractor as if they were its own acts and omissions.

17 PUBLICITY

Without prejudice to the generality of Clause 13, neither Party shall without the prior approval in writing (such approval not to be unreasonably withheld) of the other directly or indirectly make any public announcement or give any release or statement to the press, television, radio or other media relating to or in any way connected with this Agreement.

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18 WAIVER

Failure or delay by either Party at any time in exercising any right, power or privilege under any of the provisions of this Agreement shall neither be construed as a waiver of its rights, power or privileges nor in any way affect the validity of this Agreement or any part of it. No waiver shall be effective unless given in writing and signed by the waiving Party and no waiver of a breach of this Agreement shall constitute a waiver of any subsequent or other breach.

19 SEVERABILITY

19.1 The invalidity or unenforceability for any reason of any part of this Agreement shall not prejudice or affect the validity or enforceability of the remainder of this Agreement.

19.2 If further lawful performance of this Agreement or any part of it shall be made impossible by the determination, direction, directive, regulation, decision, final judgement or final order of any court of competent jurisdiction, commission or government agency or similar authority having jurisdiction over either Party the Parties undertake that they will immediately exert their best efforts to agree on a modification or modifications to this Agreement or on modifications of their practices under this Agreement in such a manner as will fully comply with such judgement or order and render further performance lawful. Any such modification made to this Agreement or modification of practices under this Agreement shall be subject to and become effective upon the conclusion of an agreement (whether retrospective in effect or not) in writing signed by Mercury and NYNEX and such approval (if any) as may be necessary or required by the Government of the United Kingdom, the Director or the Commission of the European Union as appropriate.

20 MODIFICATION

No modification to or cancellation of any provision of this Agreement shall be effective unless agreed in writing by a director or other duly authorised representative of Mercury and NYNEX.

21 ENTIRE AGREEMENT

This Agreement constitutes the entire understanding between the Parties relating to Interconnection and shall supersede and replace all previous agreements, understandings or commitments between the Parties or representations made by either Party whether oral or written with respect to Interconnection.

22 NO PARTNERSHIP

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The Parties declare that it is not the intention of either of them to enter into a joint venture with each other hereby and nothing herein shall be deemed to constitute a partnership between the Parties or constitute one Party the agent of the other for any purpose whatsoever.

23 NOTICES

23.1 Any notice, demand or other communication required to be given for the purposes of this Agreement shall be in writing sent by prepaid registered post or facsimile transmission (immediately confirmed by post). Any letter or facsimile sent for the purposes of this Agreement shall, if addressed to Mercury be sent to:


The Company Secretary
Mercury Communications Limited
New Mercury House
26 Red Lion Square
London WC1R 4HQ

Fax No: 0171 528 2039

and with a copy to the Managing Director, Partner Services.

If addressed to NYNEX be sent to:

Interconnect Manager
NYNEX CableComms Limited
The Tolworth Tower
Ewell Road
Surbiton
Surrey  KT6 7ED

Fax No.: 0181 873 5032

and with a copy to the Executive Director Legal and Regulatory Affairs, or to such other Person or at such other address in England as may be notified in writing by either Party to the other from time to time.


Mercury-Nynex                   11 November 1996                  Page 17 of 19
Interconnect Agreement                                                Main Body

23.2 Any notice, demand or other communication sent by prepaid registered post shall be deemed (in the absence of evidence of earlier receipt) to have been delivered on the second Working Day following its despatch and in proving the fact of its despatch it shall be sufficient to show that the envelope containing such notice was properly registered, addressed, stamped and posted. Any notice, demand or other communication sent by facsimile transmission shall be deemed (in the absence of evidence of earlier receipt) to have been delivered on the first Working Day following its despatch provided that the letter of confirmation has also been despatched and that the sender shall have received a transmission report indicating that all pages of the notice have been transmitted to the correct facsimile number.


24 COSTS

Each Party shall pay its own costs and expenses incurred in connection with the negotiation, preparation and execution of this Agreement.

25 GOVERNING LAW AND JURISDICTION

25.1 This Agreement shall be governed and construed in accordance with English law.

25.2 Without prejudice to Part 5 of Appendix 2 and Appendix 3 the Parties hereby submit to the non-exclusive jurisdiction of the English Court for the purpose of hearing and determining any dispute arising out of this Agreement and for the purpose of enforcement of any judgement against their respective assets.

26 JOINT AND SEVERAL LIABILITY

26.1 NYNEX acknowledges and confirms that all of its obligations under this Agreement shall be joint and several obligations of NYNEX CableComms Limited and the 16 franchise companies specified in Part 1 of Appendix 2.

26.2 NYNEX CableComms Limited warrants and represents that:

     26.2.1 it has been duly appointed as agent of each of the 16 franchise companies specified in Part 1 of Appendix 2;

     26.2.2 none of the appointments as agent specified in Clause 26.2.1 has been revoked; and


Mercury-Nynex                   11 November 1996                  Page 18 of 19
Interconnect Agreement                                                Main Body

     26.2.3 execution of this Agreement by NYNEX CableComms Limited for and on behalf of itself and as agent for and on behalf of each of the 16 franchise companies specified in Part 1 of Appendix 2 shall bind NYNEX CableComms Limited and each of the said 16 franchise companies.

26.3 Where any liability of one or more but not all of NYNEX CableComms Limited and the 16 franchise companies specified in Part 1 of Appendix 2 is discharged, whether by release, accord and satisfaction or otherwise, the others shall continue to be jointly and severally liable on that obligation.

AS WITNESS the hands of the duly authorised representatives of the Parties at the date first above written

                  ) for and on behalf of
                  ) Mercury Communications Limited


                  ) for and on behalf of
                  ) NYNEX CableComms Limited
                  ) and as agent for and on behalf of the 16
                  ) franchise companies specified in Part 1
                  ) of Appendix 2

Mercury-Nynex                   11 November 1996                  Page 19 of 19
Interconnect Agreement                                                Main Body

                                   SCHEDULE 1
                                  DEFINITIONS

In this Agreement the following words, expressions and acronyms shall (unless the context otherwise requires) have the meaning set opposite, namely-

"Access Deficit       a contribution towards BT's access deficit which may
Contribution"         be payable by NYNEX or Mercury pursuant to Condition
                      13.5A of BT's Licence

"ACO" an advance capacity order established in accordance with the provisions of Part 2 of Appendix 2 (Operational Procedures)

"Act"                 the Telecommunications Act 1984

"Alarm Call"          a Call from a Mercury operator to a NYNEX Customer at a
                      time specified in advance by that NYNEX Customer

"Associated Company"  in relation to either Party:-

                      (i)  a company which is either directly or
                      indirectly a Subsidiary or Holding Company of the relevant Party or a Subsidiary of such Holding Company; or

                      (ii) an associated company (as defined in Statement of Standard Accountancy Practice No 1
                      (1990) issued (inter alia) by the Council of the Institute of Chartered Accountants in England and Wales, as in effect on the date hereof), of the relevant Party, of any Holding Company of such relevant Party or of any Subsidiary of such Holding Company; in this Agreement the terms "company" and "investing group" as used in such Statement shall be deemed to include a company wherever incorporated

"Authorised Overseas
System"               a System defined as such in the Mercury Licence




Mercury-Nynex                   11 November 1996                   Page 1 of 9
Interconnect Agreement                                 Schedule 1, Definitions

"Billing Manual"      a set of guidelines governing the billing services
                      provided in Interconnection and signed by the Parties for the purposes of identification (as amended from time to time with the written agreement of the Parties)

"Billing Period"      a period of one calendar month

"BT"                  British Telecommunications plc

"Call" the establishment of a transmission path through a System, from the originator of a Message (being a Message of the type which the Mercury System and the NYNEX System are capable of conveying) to the intended recipient thereof and a reference to conveyance of a Call by a Party means the establishmenT by that Party of such a transmission path and the conveyance in accordance with this Agreement of a Message over such transmission path

"Called Customer      the signal that is provided by the terminating Switch
Answer Signal"        (after the Customer answer signal has been validated)
                      and passed to the originating Switch to be used for the purpose of charging

"Capacity"            the switched telecommunications capacity in Circuits to
                      be made available pursuant to Clause 3 and
                      Part 2 of Appendix 2 (Operational Procedures) at a
                      Point of Connection

"Capacity Charge"     a charge for Capacity specified in Part 1 of Schedule 3

"Capacity Profile"    a profile of Capacity provided in accordance with Part 2
                      of Appendix 2 (Operational Procedures)

"CD Trans System"     the data transfer system (accessed via lines which are
                      owned or leased by NYNEX) conforming to the Operator
                      Services Manual

"Charge Period"       a charge period specified in Part 2 of Schedule 3



Mercury-Nynex                   11 November 1996                   Page 2 of 9
Interconnect Agreement                                 Schedule 1, Definitions

"Circuit"             a telecommunications transmission circuit which has
                      capacity of one unit of two MBit/s

"CLI" has the meaning given to it in the draft Code of Practice for Network Operators in Relation to Calling Line Identification Display Services and other Related Services dated 16 November 1994

"Connect to Number"   the telephone number of an Emergency Organisation
                      applicable to the geographic area of a Customer`s line

"COSAR" a cable operator`s service activation request conforming to the Operator Services Manual

"Customer"            a Person (including for the avoidance of doubt an
                      operator of a Relevant Connectable System) having a contractual relationship with a Party or (as the context requires) with another Person for the provision of telecommunication services which are to be provided in part or in whole by means of that Party's System

"DIEL Database"       the databases operated by BT, Kingston Communications
                      (Hull) Plc and Mercury which record details of disabled and elderly persons who have registered as being entitled to free directory enquiry services in accordance with the procedures implemented by such Operators from time to time

"Director"            the Person appointed from time to time as the Director
                      General of Telecommunications pursuant to section 1 of the Act

"Directory Database"  such database or databases (whether operated by Mercury or any third party) as Mercury may access (directly or indirectly) from time to time in connection with its directory enquiry services

"Emergency            the relevant local public police, fire, ambulance and


Mercury-Nynex                   11 November 1996                   Page 3 of 9
Interconnect Agreement                                 Schedule 1, Definitions

Organisation"         coast guard services and other similar organisations
                      providing assistance to the public in emergencies

"Footway Box"         the apparatus housing a Point of Connection used for
                      purposes of In-Span Interconnection

"Force Majeure"       any event which is described as such in Clause 10.1

"Holding Company"     the meaning given in sections 736 and 736A Companies Act
                      1985

"In-Span              a method of effecting Interconnection where the Point
Interconnection"      of Connection which is not located in a building housing
                      either the Mercury or NYNEX Switch being located at the point at which the Mercury and NYNEX cables in the Interconnect Link meet and are joined, or the demarcation point in the Interconnect Link between the Mercury System and the NYNEX System

"Interconnect Design" the agreed design of a Point of Connection as specified in Part 1 of Appendix 2 (Operational Procedures)


"Interconnection"     the interconnection of the NYNEX System and the Mercury
                      System in accordance with the provisions of this Agreement

"Interconnect Link"   the telecommunication apparatus necessary to establish
                      one or more transmission paths between the Parties'
                      Systems

"International Call"  a Call which has been addressed to an Authorised
                      Overseas System

"International ISDN
Call" a Call dialled or which would as at the date hereof be dialled using the prefix 000 before the appropriate country code


Mercury-Nynex                   11 November 1996                   Page 4 of 9
Interconnect Agreement                                 Schedule 1, Definitions

"ISDN Call"           a Call comprising:

                      (1)  a 64KBit/s unrestricted bearer service as
                           defined in PNO-ISC (I) CP001; or
                      (2)  a 3.1KHz terminating bearer service as
                           described in PNO-ISC (I) CP001.

"ITU - T"             the Telecommunications Standards Bureau (formerly the
                      International Telegraph and Telephone Consultative
                      Committee) of the International Telecommunication Union

"Licence"             an individual licence granted under section 7 of the Act

"Local Call"          a Call to an NNG that is geographically next to or the
                      same as the NNG in which the Call originates

"London Inter-Bank    the rate per annum of the offered quotation for sterling
Offered Rate"         deposits for delivery on the due date for payment for a
                      period of three months as displayed on page 3750 on the Telerate Service (or any other page that may replace page
                      3750 on that service) at or about 11 am London time on the due date of payment provided that if such a rate is not so displayed London Inter Bank Offered Rate shall mean the rate quoted by National Westminster Bank PLC to leading banks in the London interbank market at or about
                      11 am London time on the due date of payment for the offering of sterling deposits of a comparable amount for a period of three months. Such interest shall be calculated on a daily basis

"Manuals"             the Billing Manual, the Mercury CAT Manual, the O&M
                      Manual, the Operator Services Manual, the Provisioning
                      Manual, the Technical Principles Manual or any other manual which the Parties agree in writing should be a manual for the purposes of this Agreement

"Mercury CAT Manual"  a set of guidelines governing the acceptance testing of the Interconnection, and signed by the Parties for the


Mercury-Nynex                   11 November 1996                   Page 5 of 9
Interconnect Agreement                                 Schedule 1, Definitions
                      purposes of identification (as amended from time to time with the written agreement of the Parties)

"Mercury FreeCall     a Non-Geographic Call to a service which if made
                      by a Mercury Customer on the Mercury System would be free of charge to that Customer and paid for by the provider of that service

"Mercury LocalCall"   a Non-Geographic Call to a service which if made
                      by a Mercury Customer on the Mercury System would be charged to that Customer at Mercury's local
                      Call rates

"Mercury
NationalCall"         a Non-Geographic Call to a service which if made
                      by a Mercury Customer on the Mercury System would be charged to that Customer at Mercury's national
                      Call rates

"Message"             anything falling within paragraphs (a) to (d) of
                      section 4 (1) of the Act

"National Call"       a Call (other than a Non-Geographic Call) which
                      has been addressed to a Network Termination Point in the UK

"Network Termination
Point" a network termination point as defined, in the case of Mercury, in Annex A of the Mercury Licence and, in the case of any other Operator, in Annex A of that Operator's Licence

"New Service"         any telecommunication service which a Party is
                      obliged to provide to the other (under the Condition in its Licence entitled "Connection of the Systems Providing Connection Services") and which is not specified in Schedule 2

"NNG Group"           an NNG Group specified in Schedule 4

"NICC"                Network Interoperability Co-ordinating Committee




Mercury-Nynex                   11 November 1996                   Page 6 of 9
Interconnect Agreement                                 Schedule 1, Definitions

"Non-Geographic Call" a Call in respect of which the location of the called Customer cannot be determined by reference only to the telephone number called

"O&M Manual"          a set of guidelines governing the operation and
                      maintenance of the Interconnection, and signed by the Parties for the purposes of identification (as amended from time to time with the written agreement of the Parties)

"Operator"            a Person authorised by a Licence to run a System

"Operator Connected
Call"                 a Call connected by the Mercury operator

"Operator Services
Manual" a set of guidelines governing the operation of Operator services of the Interconnection, and signed by the Parties for the purposes of identification (as amended from time to time with the written agreement of the Parties)

"Order" an order for the provision of Capacity to be provided by a Party pursuant to Part 2 of Appendix 2 (Operational Procedures)

"Order Cancellation
Charge" an order cancellation charge specified in Part 1 of Schedule 3 arising in respect of the cancellation of an Order

"Partial CLI"         information not identifying the specific number of
                      the telephone line on which the Call originated but identifying:

                      (a) the first Switch which is capable of responding to a request for CLI; and

                      (b) the incoming route to that Switch

"Party"               a party to this Agreement





Mercury-Nynex                   11 November 1996                   Page 7 of 9
Interconnect Agreement                                 Schedule 1, Definitions

"Person" any individual or body of persons whether corporate or incorporate

"PDH"                 plesiochronous digital hierarchy

"PNOIG"               Public Network Operators Interest Group

"Point of Connection" a physical point at which the Mercury System and the
                      NYNEX System is or are to be connected in accordance with Clause 2

"Provisioning         a set of guidelines governing the provision of
Manual"               Interconnection and signed by the Parties for the
                      purposes of identification (as amended from time to time with the written agreement of the Parties)

"Public
Telecommunications    an Operator defined as such under section 9(3) of the
Operator"             Act

"QuickCall"           a Call by a Customer to Mercury's national directory
                      enquiries service whereby the Customer may request one number and the service will be provided by an automatic voice response system

"Rearrangement
Charge"               a rearrangement charge specified in Part 1 of Schedule 3

"Relevant Connectable
System" a relevant connectable system as defined in Condition 12 of the Mercury Licence

"RFS Date"            the date on which Capacity is successfully tested and is
                      ready for service in accordance with this Agreement

"RFT Date"            the date on which Capacity is ready for testing in
                      accordance with this Agreement

"Reverse Billed
Services"             Telecommunication Services in respect of which the
                      Parties agree that Calls shall be recorded and invoiced in accordance with paragraph 3 of Appendix 3 (Billing
                      Procedures)


Mercury-Nynex                   11 November 1996                   Page 8 of 9
Interconnect Agreement                                 Schedule 1, Definitions

"SDH"                 synchronous digital hierarchy

"SelectCall"          a Call by a NYNEX Customer to Mercury's national
                      directory enquiries service whereby the Customer may request multiple numbers

"Subsidiary"          the meaning given in sections 736 and 736A Companies Act
                      1985

"Switch" the telecommunication apparatus within a System which performs the function of switching and routing Messages and which can connect two or more points within such System or connect one such point to a System run by another Person

"System" any system falling within section 4(1) of the Act (including the commands and protocols stored therein)

"Technical            a set of guidelines governing the technical principles of
Principles Manual"    the Interconnection, and signed by the Parties for the
                      purposes of identification (as amended from time to time with the written agreement of the Parties)

"Telecommunication
Services"             the services specified in Schedule 2

"Third Party
Operator"             an Operator other than the Parties

"Traffic Route"       a discrete and identifiable set of Circuits established
                      between a Mercury Switch and a NYNEX Switch

"Transit National
Call"                 a Call conveyed in accordance with paragraph 2.1
                      of Schedule 2

"Working Day"         any day other than a Saturday, Sunday or public or bank
                      holiday in England


Mercury-Nynex                   11 November 1996                   Page 9 of 9
Interconnect Agreement                                 Schedule 1, Definitions

                                   SCHEDULE 2
                           TELECOMMUNICATION SERVICES


1A   NATIONAL CALLS TO A MERCURY NETWORK TERMINATION POINT

1.A1 Mercury shall convey each National Call handed over from the NYNEX System to the appropriate Network Termination Point on the Mercury System to which such National Call has been addressed.

1.A2 Mercury's charges for the conveyance of such National Calls shall be calculated by reference to the rates specified in Tables 1.A.1 and 1.A.2 of
Part 2 of Schedule 3, the NNG Groups and the Charge Periods.

1.A3 Mercury shall convey such National Calls from the date hereof subject to
Part 6 of Appendix 1.

1B NATIONAL CALLS TO A NYNEX NETWORK TERMINATION POINT

1.B1 NYNEX shall convey each National Call handed over from the Mercury System to the appropriate Network Termination Point on the NYNEX System to which such National Call has been addressed.

1.B2 NYNEX's charges for the conveyance of such National Calls shall be calculated by reference to the rates specified in Table 1.B of Part 2 of
Schedule 3, the NNG Groups and the Charge Periods.

1.B3 NYNEX shall convey such National Calls from the date hereof subject to
Part 6 of Appendix 1.

1.B4 In respect of National Calls conveyed in accordance with paragraph 1.B1 above after 1 April 1995, the rates set out at Table 1.B of Part 2 of Schedule 3 shall be adjusted from time to time so as to equal the corresponding conveyance rates paid by BT to NYNEX. Such adjustment shall take effect retrospectively on the date from which such rates were first offered to BT by NYNEX or (if earlier) the date from which NYNEX agrees with BT that those rates shall take effect.

1.B5 Where the charges calculated in accordance with paragraph 1.B4 are different from those set out at Table 1.B of Part 2 of Schedule 3, the Parties shall in respect of such periods

Mercury-Nynex                   11 November 1996                   Page 1 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services
during which the charges differ reimburse or pay each other for any excess or shortfall (as the case may be) which arises by virtue of such calculation or re-calculation together with interest calculated on each excess and shortfall from the date of payment of any excess and the due date of reimbursement or payment (as the case may be) at the London Inter-Bank Offered Rate plus 3/8 per cent. Such reimbursement or payment shall be made within one month of the appropriate adjustment under paragraph 1.B4.

2    CONVEYANCE BY MERCURY OF TRANSIT NATIONAL CALLS

2.1 Mercury shall convey to a Third Party Operator Transit National Calls handed over from the NYNEX System which are not addressed to a Network Termination Point on the Mercury System.

2.2 Mercury's charges for the conveyance of Transit National Calls shall be calculated by reference to the rates specified in Tables 2.1, 2.2 and 2.3 of
Part 2 of Schedule 3, the NNG Groups and the Charge Periods.

2.3 Mercury shall convey such Transit National Calls from the date hereof subject to Part 6 of Appendix 1.

2.4 1995/6 National Backdating

2.4.1 Mercury shall generate samples of Call data records describing all Transit National Calls sent by NYNEX to Mercury during a seven consecutive day period in each calender month during the period 1 April 1995 to 31 March 1996 (the "95/96 National Backdating Period") and shall calculate for each month, using volume of traffic in seconds, the percentage share of such traffic sent to each of the NNG groups A to F, (the "Sample Percentage Share").

2.4.2 Mercury shall calculate the total Transit National Call traffic sent by NYNEX to Mercury in each calendar month during the 95/6 National Backdating Period.

2.4.3 Mercury shall calculate an estimate of the volumes of traffic sent by NYNEX to Mercury for each of the NNG groups A to F in each calendar month in the 95/6 National Backdating Period by multiplying the Transit National Call total traffic volumes for each calendar month by the relevant Sample Percentage Share.

2.4.4 Mercury shall calculate, for each calendar month in the 95/6 National Backdating Period, the amount that NYNEX would have paid to Mercury (if Mercury had charged at the

Mercury-Nynex                   11 November 1996                   Page 2 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services
rates in Table 2.1 of Part 2 of Schedule 3) by applying such rates to the volumes of traffic calculated under paragraph 2.4.3 above.

2.4.5 If the amount actually paid by NYNEX to Mercury in respect of such Transit National Calls in any calendar month in the 95/6 National Backdating Period is different from the amount for that month calculated under paragraph
2.4.4 above, the Parties shall reimburse or pay each other for any excess or shortfall (as the case may be) within one month of the date of this Agreement together with interest calculated on each excess and shortfall from the date of payment of any excess and the due date of any shortfall to the date of reimbursement or payment (as the case may be) at the London Inter-Bank Offered Rate plus 3/8 per cent.

2.4.6 Following the completion of the activities specified in paragraphs 2.4.1 to 2.4.5 and a determination by the Director of the final charges payable by Public Telecommunications Operators to BT in respect of Transit National Calls conveyed during the year ending 31 March 1996, Mercury shall calculate the total amount (the "Actual 95/6 National Amount") that NYNEX would have paid to Mercury in respect of each month of the 95/6 National Backdating Period, if Mercury had charged NYNEX for all Transit National Calls conveyed by Mercury during such months destined to NNG groups A to F at the rates specified below:

      Final 95/6 A = A + (ST1 - ST)
      Final 95/6 B = B + (ST1 - ST)
      Final 95/6 C = C + (ST1 - ST)
      Final 95/6 D = ST1 + 0.8 (DT1 - ST1)
      Final 95/6 E = ST1 +0.8 (DT1 - ST1)
      Final 95/6 F = ST1 + 0.8 (DT1 - ST1)

      Where

      A,B and C are the rates in Table 2.1 of Part 2 of Schedule 3
      ST  = 1.2441 (Standard), 0.7346 (Economy), 0.5502 (Weekend)
      ST1 = Final Determined BT Single Tandem Conveyance Rate
      DT1 = Final Determined Average BT Double Tandem Plus Conveyance
            Rate or where no such average rate is determined, a rate calculated using the three Double Tandem bands (0-100km, 100-200km and 200+km) and the ratio referred to in the Determination of Interim Standard Charges for BT's Initial Standard Services for year ending 31 March 1996 and dated January 1996.

      (where each excludes any Access Deficit Contribution payable to BT).


Mercury-Nynex                   11 November 1996                   Page 3 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services

2.4.7 If the amount paid to Mercury in respect of any month (the "Mercury 95/6 National Amount") (net of any reimbursements under paragraph 2.4.5 above) for such Transit National Calls during the 95/6 National Backdating Period (destined for NNG groups A to F) shall be more than the Actual 95/6 National Amount for that month, Mercury shall refund the difference to NYNEX within one month of the determination by the Director of the final charges for such Transit National Calls payable to BT together with interest calculated on each excess from the date of payment of any excess to the date of reimbursement at the London Inter-Bank Offered Rate plus 3/8 per cent.

2.4.8 For the avoidance of doubt, no additional payment shall be made to Mercury if the Mercury 95/6 National Amount in respect of any month during the 95/6 National Backdating Period shall be less than the Actual 95/6 National Amount for that month.

2.5 1996/7 Initial National Backdating

2.5.1 Mercury shall calculate the total Transit National Traffic sent by NYNEX to Mercury in each of April, May, June and July 1996 (the "96/7 Initial National Backdating Period").

2.5.2 Mercury shall calculate, for each calendar month in the 96/7 Initial National Backdating Period, the amount that NYNEX would have paid to Mercury if Mercury had charged at the rates in Table 2.2 of Part 2 of Schedule 3 by applying such rates to the total Transit National traffic calculated under paragraph 2.5.1.

2.5.3 If the amount actually paid by NYNEX to Mercury in any calendar month in respect of such Transit National Calls in any month in the 96/7 Initial National Backdating Period is more than the amount for that month calculated under paragraph 2.5.2. above, Mercury shall refund the difference to NYNEX within two months of the date of this Agreement together with interest calculated on each excess from the date of payment of any excess to the date of reimbursement at the London Inter-Bank Offered Rate plus 3/8 per cent.

2.5.4 Following a determination by the Director of the final charges payable by Public Telecommunications Operators to BT in respect of Transit National Calls conveyed during the year ending 31 March 1997, Mercury shall calculate the total amount (the "BT 96/7 Initial National Amount") that NYNEX would have paid to BT in respect of each month from 1 April 1996 to 31 July 1996 (the "96/7 Initial National Backdating Period"), if NYNEX had handed over to BT all Transit National Calls destined to NNG Groups D, E and F which were actually handed over to Mercury during the 96/7 Initial National Backdating Period.
Such calculation shall be performed using the final charges applicable to such Transit National Calls payable to

Mercury-Nynex                   11 November 1996                   Page 4 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services

BT for the relevant period as determined by the Director and applying such final charges to the amount of traffic actually handed over to Mercury.

2.5.5 For the purposes of calculating the amount of traffic pursuant to paragraph 2.5.4 all National Transit Calls passed by NYNEX to Mercury from the period 1 July 1996 to 31 July 1996 shall be taken to be representative of the Transit National Calls passed during the Initial National Backdating Period.

2.5.6 Mercury shall use the data contained in the first version of the de-averaged EBC Matrix Build 007 published by BT and to be used with effect from 1 October 1996 (the "BT Matrix"), to determine which rate shall apply to each Transit National Call destined for NNG Groups D, E and F during the 96/7 Initial Backdating Period.

2.5.7 If the amount paid to Mercury (the "Mercury 96/7 National Amount") (net of any reimbursements under paragraph 2.5.3 above) in respect of such Transit National Calls in any month during the 96/7 National Backdating Period (destined for NNG Groups D, E and F) shall be more than the BT 96/7 Initial National Amount for that month, Mercury shall refund the difference to NYNEX within one month of the determination by the Director of the final charges for such Calls payable to BT together with interest calculated on each excess from the date of payment of any excess to the date of reimbursement at the London Inter-Bank Offered Rate plus 3/8 per cent.

2.5.8 For the avoidance of doubt, no additional payment shall be made to Mercury if the Mercury 96/7 Initial National Amount in any month during the 96/7 Initial National Backdating Period shall be less than the BT 96/7 Initial National Amount for that month.

2.6 1996/7 National Backdating

2.6.1 Mercury shall generate samples of Call data records describing all Transit National Calls sent by NYNEX to Mercury during a seven day consecutive period in each calendar month from 1 August 1996 until 31 March 1997 (the "96/7 National Backdating Period") and shall calculate for each month, using volume of traffic in seconds, the percentage share of such traffic sent to each of the NNG Groups D, E and F (the "Sample Percentage Share").

2.6.2 Following a determination by the Director of the final charges payable by Public Telecommunications Operators to BT in respect of Transit National Calls conveyed during the year ending 31 March 1997, Mercury shall calculate the total amount (the "BT 96/7 National Amount") that NYNEX would have paid to BT in respect of each month in the 96/7 National Backdating Period, if NYNEX had handed over to BT all Transit National Calls destined to

Mercury-Nynex                   11 November 1996                   Page 5 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services

NNG Groups D, E and F which were actually handed over to Mercury during the 96/7 National Backdating Period. Such calculation shall be performed using the final charges applicable to such Transit National Calls payable to BT for the relevant period as determined by the Director and applying such final charges to the amount of traffic actually handed over to Mercury.

2.6.3 The amount of traffic actually handed over to Mercury by NYNEX to be used for the purpose of the calculations in paragraph 2.6.2 shall be calculated using Mercury's billing records.

2.6.4 Mercury shall use the data contained in the BT Matrix, to determine which rate should apply to each National Transit Call destined for NNG Groups D, E and F during the 96/7 National Backdating Period.

2.6.5 If the amount paid to Mercury (hereafter referred to as the "Mercury 96/7 National Amount") in respect of such Double Tandem Transit National Calls in any month during the 96/7 National Backdating Period (destined for NNG Groups D, E and F) shall be more than the BT 96/7 National Amount for that month, Mercury shall refund the difference to NYNEX within one month of the determination by the Director of the final charges for such Calls payable to BT together with interest calculated on each excess from the date of payment of any excess to the date of reimbursement at the London Inter-Bank Offered Rate plus 3/8 per cent.

2.6.6 For the avoidance of doubt, no additional payment shall be made to Mercury if the Mercury 96/7 National Amount in any month during the 96/7 National Backdating Period shall be less than the BT 96/7 National Amount for that month.

2.7 Mercury shall be entitled to increase its charges for the conveyance of Transit National Calls in accordance with this Section 2 of Schedule 2 by giving not less than two months' prior written notice to NYNEX of it's new charges. Such new charges shall, in any event, become effective on the first day of a calendar month.

2.8 For the avoidance of doubt, for the period 1 April 1996 to 31 March 1997, all Transit National Calls to NNG Groups D, E and F shall be rated for billing purposes as Double plus Tandem Calls falling within bands 527, 528 and 529 of the BT Matrix, and in particular, those Transit National Calls which would fall into the Single Tandem Transit category (band 526) of the BT Matrix shall be treated as Double plus Tandem - short Calls falling within band 527 of the BT Matrix.

Mercury-Nynex                   11 November 1996                   Page 6 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services

3    CONVEYANCE BY MERCURY OF INTERNATIONAL CALLS

3.1 Mercury shall convey each International Call received from the NYNEX System either directly or indirectly to an Authorised Overseas System.

3.2 Mercury's charges for the conveyance of International Calls from 1 February 1996 onwards shall be calculated by reference to the rates specified in Tables 3.1, 3.2 and 3.3 of Part 2 of Schedule 3 and the Charge Periods.

3.3 Mercury shall convey such International Calls from the date hereof.

4    CONVEYANCE BY MERCURY OF NON-GEOGRAPHIC CALLS

4.1 Mercury shall convey each Non-Geographic Call handed over from the NYNEX System to the Network Termination Point on the Mercury System to which such Call has been addressed.

4.2 If NYNEX intends to charge one of its Customers for a Mercury FreeCall it shall so inform the Customer prior to the Call being conveyed to the Mercury System.

4.3 NYNEX shall ensure none of its promotional material will undermine the public perception that Mercury FreeCalls are free to Mercury's Customers, that Mercury LocalCalls are charged to Mercury's Customers at Mercury's local Call rates, that Mercury NationalCalls are charged to Mercury's Customers at Mercury's national Call rates and that Calls to Mercury's premium rate services are charged to Mercury's Customers at Mercury's premium rates.

4.4 Mercury's charges for the conveyance of such Non-Geographic Calls shall be calculated by reference to the rates specified in Table 4 of Part 2 of Schedule 3 and the Charge Periods.

4.5 Mercury shall convey such Non-Geographic Calls from the date hereof.

5    CONVEYANCE BY MERCURY OF TRANSIT NON-GEOGRAPHIC CALLS

5.1 Mercury shall convey to a Third Party Operator each Non-Geographic Call handed over from the NYNEX System which is not addressed to a Network Termination Point on the Mercury System.



Mercury-Nynex                   11 November 1996                   Page 7 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services

5.2 Mercury's charges for the conveyance of such Non-Geographic Calls shall be calculated by reference to the rates specified in Table 5 of Part 2 of Schedule 3 and the Charge Periods.

5.3 The charges specified in Table 5 of Part 2 of Schedule 3 include the payments that Mercury makes to or receives from Third Party Operators to which Mercury conveys such Non-Geographic Calls. If any of those payments are varied Mercury shall notify NYNEX and either Party may review the corresponding charges specified in such Table 5 in accordance with the provisions of Clause 14.1.3.

5.4 Mercury shall convey such Non-Geographic Calls from the date hereof.

6    CONVEYANCE BY MERCURY OF INTERNATIONAL ISDN CALLS

6.1 Mercury shall convey each International ISDN Call handed over from the NYNEX System either directly or indirectly to an Authorised Overseas System provided that the appropriate Authorised Overseas System offers a complementary ISDN service. The current service offerings are specified in Table 6 of Part 2 of Schedule 3.

6.2 Mercury's charges for the conveyance of such International ISDN Calls shall be calculated by reference to the rates specified in Table 6 of Part 2 of
Schedule 3 and the Charge Periods.

6.3 Mercury shall convey such International ISDN Calls from the date hereof subject to Part 6 of Appendix 1.

7    CALLING LINE IDENTIFICATION

7.1 Subject to paragraphs 7.2 and 7.3 below, if after the date hereof a Party requests CLI from the other for the purpose of:

    7.1.1 routing Calls;

    7.1.2 the compilation of inter-Party bills;

    7.1.3 agreed administrative use in accordance with accepted industry practice from time to time which includes, at the date of this Agreement, Call trace, malicious Call identification and compilation of statistics relating to Call origin; and



Mercury-Nynex                   11 November 1996                   Page 8 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services

    7.1.4 CLI Display Services and related services referred to in the Code of Practice specified in paragraph 7.5 below the originating Party shall generate CLI and convey it to the Party requesting it who may use it solely for such purposes.

7.2 If a Party's System is unable to generate and convey CLI, but is able to generate and convey Partial CLI, such Party shall generate Partial CLI and convey it to the other Party.

7.3 A Party conveying Calls to a Third Party Operator shall convey, to the extent received, CLI associated with those Calls.

7.4 Notwithstanding other provisions of this Agreement, a Party may use CLI to pass telephone numbers to Emergency Organisations.

7.5 Each Party shall comply with the draft "Code of Practice for Network Operators in relation to Calling Line Identification Services and other Related Services" Version 6 dated 14 November 1994 in respect of CLI handed over from one System to the other. If this draft Code of Practice is amended or replaced either Party may initiate a review of this Agreement pursuant to Clause 14.1.3.

7.6 The charge for generating and conveying CLI is included in the relevant conveyance rates for Calls from time to time specified in this Agreement. Neither Party shall apply additional charges for CLI.

7.7 If a Party desires to charge separately for the generation or conveyance of CLI such Party may initiate a review of this Agreement in accordance with Clause 14.1.3.

7.8 If there is a change in applicable law or regulation materially affecting the operation of CLI, the Parties shall seek to amend this Agreement to the extent necessary to comply with the applicable law or regulation and if they fail to agree such amendment, either Party may initiate a review of this Agreement in accordance with Clause 14.1.3.

8   MERCURY NATIONAL DIRECTORY ENQUIRY SERVICES

8.1 NYNEX may ensure that its Customers may access Mercury's QuickCall and SelectCall national directory enquiry services by routing Calls to the access code(s) specified in Table 8 of Part 2 of Schedule 3.


Mercury-Nynex                   11 November 1996                   Page 9 of 17
Interconnect Agreement                  Schedule 2, Telecommunications Services

8.2 Mercury shall, subject to paragraph 8.3, inform the NYNEX Customer making the enquiry of the telephone number of persons listed in the Directory Database and located in the United Kingdom or Eire, upon NYNEX's Customer providing to Mercury the following information relating to the person whose telephone number is sought:

    8.2.1  business or residential;
    8.2.2  town/locality;
    8.2.3  Customer surname;
    8.2.4  Customer forename or initial;
    8.2.5  street name; and
    8.2.6  house number.

8.3 If a requested listing is identified in the Directory Database as ex-directory, NYNEX's Customer making the enquiry shall be so informed and shall not be supplied with the relevant number.

8.4 Mercury shall use its reasonable endeavours to answer ninety per cent of all Calls made by NYNEX's Customers to the national directory enquiry services (averaged over any twenty-four hour period) within fifteen seconds seven days per week (with the exception of Christmas Day during which period seventy per cent of Calls shall be answered within fifteen seconds). The balance of such Calls shall be answered as soon as reasonably possible.

8.5 Mercury's charges for accessing its national directory enquiries services are specified in Table 8 of Part 2 of Schedule 3.

8.6 Mercury shall commence the provision of the national directory enquiry service on a date to be agreed.

8.7 Either Party may terminate the provision of the national directory enquiry services on not less than three months prior notice in writing to the other Party.

9   MERCURY INTERNATIONAL DIRECTORY ENQUIRY SERVICE

9.1 NYNEX may ensure that its Customers may access Mercury's international directory enquiry service by routing Calls to the access code(s) specified in Table 9 of Part 2 of Schedule 3. NYNEX's Customers may request up to two numbers per Call.

9.2 Mercury shall, subject to paragraph 9.3, inform the NYNEX Customer making the enquiry of the telephone number of persons listed in the Directory Database, upon NYNEX`s

Mercury-Nynex                   11 November 1996                   Page 10 of 17
Interconnect Agreement                   Schedule 2, Telecommunications Services

Customer providing to Mercury the following information relating to the person whose telephone number is sought:

    9.2.1  business or residential;
    9.2.2  country/town/locality;
    9.2.3  Customer surname;
    9.2.4  Customer forename or initial;
    9.2.5  street name; and
    9.2.6  house number.

9.3 If a requested listing is identified in the Directory Database as ex-directory, NYNEX's Customer making the enquiry shall be so informed and shall not be supplied with the relevant number.

9.4 Mercury shall use its reasonable endeavours to answer ninety per cent of all Calls by NYNEX's Customers to the international directory enquiry service (averaged over any twenty-four hour period) within fifteen seconds seven days per week (with the exception of Christmas Day during which period seventy per cent of Calls shall be answered within fifteen seconds). The balance of such Calls shall be answered as soon as reasonably possible.

9.5 Mercury's charges for accessing its international directory enquiry services are specified in Table 9 of Part 2 of Schedule 3.

9.6 Mercury shall commence the provision of the international directory enquiry service on the date hereof.

9.7 Either Party may terminate the provision of the international directory enquiries service on not less than three months prior notice in writing to the other Party.

10   MERCURY DIEL DIRECTORY ENQUIRY SERVICE

10.1 NYNEX may ensure that its Customers who are registered in the DIEL Database in accordance with paragraph 10.4 may access Mercury's DIEL directory enquiries service by routing Calls to the access code(s) specified in Table 10 of Part 2 of Schedule 3.

10.2 Mercury shall, subject to paragraph 10.3, inform NYNEX's Customer making the enquiry of the telephone number of persons listed in the Directory Database, upon such Customer providing to Mercury the following information relating to the person whose telephone number is sought:


Mercury-Nynex                   11 November 1996                   Page 11 of 17
Interconnect Agreement                   Schedule 2, Telecommunications Services

     10.2.1  business or residential;
     10.2.2  country/town/locality;
     10.2.3  Customer surname;
     10.2.4  Customer forename or initial;
     10.2.5  street name; and
     10.2.6  house number.

10.3 If a requested listing is identified in the Directory Database as ex-directory, NYNEX's Customer making the enquiry shall be so informed and shall not be supplied with the relevant number.

10.4 Mercury shall register in its DIEL Database as blind or disabled those Customers of NYNEX who apply to Mercury for registration subject to those Customers fulfilling the same criteria as are applied to Mercury's Customers for registration as blind or disabled.

10.5 Mercury shall use its reasonable endeavours to answer ninety per cent of all Calls by Customers of NYNEX to the DIEL directory enquiries services (averaged over any twenty-four hour period) within fifteen seconds seven days per week (with the exception of Christmas Day during which period seventy per cent of Calls shall be answered within fifteen seconds). The balance of such Calls shall be answered as soon as reasonably possible.

10.6 Mercury's charges for accessing its DIEL directory enquiry service are specified in Table 10 of Part 2 of Schedule 3.

10.7 Mercury shall commence the provision of the DIEL directory enquiry service on a date to be agreed.

10.8 Either Party may terminate the provision of the DIEL directory enquiry service on not less than three months prior notice in writing to the other Party.

11   MERCURY NATIONAL OPERATOR ASSISTANCE SERVICE

11.1 NYNEX may ensure that its Customers may access Mercury's national operator assistance service, other than from a payphone, by routing Calls to the access code(s) specified in Table 11 of Part 2 of Schedule 3.

11.2 NYNEX shall send Mercury the identity of the originating line by means of the CLI.


Mercury-Nynex                   11 November 1996                   Page 12 of 17
Interconnect Agreement                   Schedule 2, Telecommunications Services

11.3 When so requested, Mercury shall:

     11.3.1 assist NYNEX's Customers to complete calls to persons in the United Kingdom and Eire via the Mercury System; and

     11.3.2 provide Customers of NYNEX upon request with an Alarm Call to be attempted within five minutes of the time requested by the Customer of NYNEX provided that the request is made from a fixed exchange line for an Alarm Call to be charged and attempted to that same exchange line.

11.4 Mercury shall use its reasonable endeavours to answer ninety per cent of all Call by NYNEX's Customers to the national operator assistance service (averaged over any twenty-four hour period) within fifteen seconds seven days per week (with the exception of Christmas Day during which period seventy per cent of Calls shall be answered within fifteen seconds). The balance of such Calls shall be answered as soon as reasonably possible.

11.5 Mercury shall use its reasonable endeavours to provide to NYNEX the called Customer number for Alarm Calls and the following details of national Operator Connected Calls:


     11.5.1  calling Customer number;

     11.5.2  Call destination;

     11.5.3  Call duration; and

     11.5.4 such other relevant information as may be agreed between the Parties from time to time in writing.

Provided that NYNEX complies with paragraph 11.2, NYNEX shall have no obligation to pay Mercury for those national Operator Connected Calls and Alarm Calls where the above minimum information is not provided.

11.6 Mercury's charges for accessing its national operator assistance service are specified in Table 11 of Part 2 of Schedule 3. With respect to an Alarm Call such charges accrue at the time the request for an Alarm Call was made by NYNEX's Customer.

11.7 Mercury's charges for the onward conveyance of national Operator Connected Calls are specified in Tables 1.A, 2.1, 2.2, 2.3, 4 and 5 of Part 2 of Schedule 3.


Mercury-Nynex                   11 November 1996                   Page 13 of 17
Interconnect Agreement                   Schedule 2, Telecommunications Services

11.8 Mercury shall commence the provision of the national operator assistance service from the date hereof.

11.9 Either Party may terminate the provision of the national operator assistance service on not less than three months prior notice in writing to the other Party.

12   MERCURY INTERNATIONAL OPERATOR ASSISTANCE

12.1 NYNEX may ensure that its Customers may access Mercury's international operator assistance service, other than from a payphone, by routing Calls to the access code(s) specified in Table 12 of Part 2 of Schedule 3.

12.2 NYNEX shall send Mercury the identity of the originating line by means of the CLI.

12.3 When so requested, Mercury shall:

     12.3.1 provide advice and assistance to NYNEX's Customers on the completion of Calls to Authorised Overseas Systems which can be reached via the Mercury System;

     12.3.2 provide information to NYNEX's Customers on international dial codes and time zones; and

     12.3.3 provide advice and assistance to NYNEX's Customers on the completion of Calls to a ship at sea which possesses suitable satellite communication equipment.

12.4 Mercury shall use its reasonable endeavours to answer ninety per cent of all Calls by NYNEX Customers to the international operator assistance service (averaged over any twenty-four hour period) within fifteen seconds seven days per week (with the exception of Christmas Day during which period seventy per cent of Calls shall be answered within fifteen seconds), the balance of such Calls shall be answered as soon as reasonably possible.

12.5 Mercury shall use its reasonable endeavours to provide to NYNEX the following details of international Operator Connected Calls to the Mercury international operator assistance service:

     12.5.1  calling Customer number;

     12.5.2  Call destination;


Mercury-Nynex                   11 November 1996                   Page 14 of 17
Interconnect Agreement                   Schedule 2, Telecommunications Services

     12.5.3  Call duration; and

     12.5.4 such other relevant information as may be agreed between the Parties from time to time in writing.

Provided that NYNEX complies with paragraph 12.2, NYNEX shall have no obligation to pay Mercury for those International Operator Connected Calls where the above minimum information is not provided.

12.6 Mercury's charges for accessing its international operator assistance service are specified in Table 12 of Part 2 of Schedule 3.

12.7 Mercury's charges for the onward connection of Calls from 1 February 1996 onwards are specified in Tables 3.1, 3.2 and 3.3 and 5 of Part 2 of Schedule 3.

12.8 Mercury shall commence the provision of the international operator assistance service from the date hereof.

12.9 Either Party may terminate the provision of the international operator assistance service on not less than three months prior notice in writing to the other Party.

13   MERCURY EMERGENCY SERVICES

13.1 NYNEX may ensure that its Customers, subject to paragraph 13., may access Mercury's emergency service by routing Calls to the access code(s) specified in Table 13 of Part 2 of Schedule 3.


13.2 Mercury's emergency service shall only be available to those Customers of NYNEX:

     13.2.1 who are directly connected to NYNEX's System via fixed exchange lines;

     13.2.2 who have a telephone number conforming to the UK numbering schemes established by the Director from time to time;

     13.2.3 whose number, name, address and postcode details have been provided by NYNEX in the form of a COSAR via the CD Trans System (or via another form acceptable to Mercury); and


Mercury-Nynex                   11 November 1996                   Page 15 of 17
Interconnect Agreement                   Schedule 2, Telecommunications Services

     13.2.4 in respect of whom Mercury has assigned a Connect To Number in accordance with paragraph 13.6.

13.3 NYNEX shall send Mercury the identity of the originating line by means of the CLI.

13.4 NYNEX shall provide updates of all Customer details, activations and cessations in the form of a COSAR via the CD Trans System (or via another form acceptable to Mercury) as soon as reasonably practical.

13.5 Mercury shall include such updated Customer information supplied by NYNEX pursuant to paragraph 13.4 above on Mercury`s emergency centre database as soon as reasonably practicable and in any event no later than the timescale for equivalent Mercury Customer information.

13.6 Mercury shall assign appropriate Connect To Numbers for each Customer of NYNEX and, as soon as reasonably practical, install that information in Mercury's emergency centre database.

13.7 Mercury shall use its reasonable endeavours:

     13.7.1 to convey each Call from a Customer of NYNEX to the Emergency Organisation requested by such Customer based upon the Connect To Numbers in Mercury's emergency centre database; and

     13.7.2 to liaise and co-operate with NYNEX in resolving any problems that may arise and assist the Emergency Organisations with requests for call-trace in the event of failure of a Call.

13.8 Mercury shall provide training to its emergency centre operators for the purpose of providing its emergency service to NYNEX's Customers.

13.9 All Calls originating from NYNEX Customers shall be recorded by Mercury and the recordings shall be archived for a period of three months. NYNEX shall log all Calls to Mercury's emergency service at the originating switch.

13.10 Mercury's charges for its emergency service are specified in Table 13 of
Part 2 of Schedule 3.


Mercury-Nynex                   11 November 1996                   Page 16 of 17
Interconnect Agreement                   Schedule 2, Telecommunications Services

13.11 Mercury's charges for processing a Customer's details via a form other than the CD Trans System (provided by NYNEX in accordance with paragraphs
13.2.3 and 13.3) are specified in paragraph 13 of Part 2 of Schedule 3.

13.12 Mercury shall commence the provision of the emergency service from the date hereof.

13.13 Either Party may terminate the provision of the emergency service on not less than twelve months prior notice in writing to the other Party.

13.14 NYNEX shall maintain a primary and a secondary 24 hour point of contact to give operational assistance to Mercury:

      13.14.1 in resolving problems that may arise with Calls to the emergency service from NYNEX Customers; and

      13.14.2 in assisting the Emergency Organisations with requests for information in respect of NYNEX Customers.


Mercury-Nynex                   11 November 1996                   Page 17 of 17
Interconnect Agreement                   Schedule 2, Telecommunications Services

                              SCHEDULE 3 - CHARGES


PART 1 - CAPACITY


CAPACITY CHARGES



               PER CIRCUIT (2MB/S)
Set Up               L.2500
Annual Rental         L.300

ORDER CANCELLATION CHARGES



Provision Timescale  Days to               % of Capacity Set
                     Cancellation          Up Charges Payable
                     following Order
                     Date
      65 days                0-5                    0%
                             6-40                  20%
                            41-64                  40%
                             65+                   50%
      25 days                0-5                    0%
                             6-15                  20%
                            16-24                  40%
                             25+                   50%

REARRANGEMENT CHARGES



        PER CIRCUIT (2MB/S)
Set Up         L.700


Mercury-Nynex                   11 November 1996                   Page 1 of 28
Interconnect Agreement                                      Schedule 3, Charges

PART 2 - TELECOMMUNICATION SERVICES


CHARGE PERIODS




TYPE       PRIME          STANDARD          ECONOMY            WEEKEND
 1           -           0800 - 1800    All  other hours          -
                       Monday - Friday
 2           -           0800 - 2000    All other hours           -
                       Monday - Friday
 3           -           0700 - 1430    All other hours           -
                         1930 - 2400
                          Every day
 4           -           0800 - 2000    All other hours           -
                          Every day
 5           -          One charging           -                  -
                         period only
 6           -           0800 - 1800      1800 - 0800        0000 - 2400
                       Monday - Friday  Monday - Friday   Saturday - Sunday
 7      0900 - 1300      0800 - 0900    All other hours           -
      Monday - Friday    1300 - 1800
                       Monday - Friday
 8      1500 - 1700      0800 - 1500    All other hours           -
      Monday - Friday    1700 - 2000
                       Monday - Friday

Certain days in the year are deemed (by Mercury and NYNEX as appropriate) for certain services to be Special days. These days attract charges equivalent to the applicable Sunday rate for the service. The Special days for 1996 listed below are:

1 January
5 & 8 April
6 & 27 May
26 August
25 & 26 December

Mercury-Nynex                   11 November 1996                   Page 2 of 28
Interconnect Agreement                                      Schedule 3, Charges

              1.A.1  RATES FOR NATIONAL CALLS TO A MERCURY NETWORK
                     ---------------------------------------------
                     TERMINATION POINT: 1 APRIL 95 TO 31 MARCH 96
                     ---------------------------------------------


RATE    CHARGE PERIOD TYPE  STANDARD  ECONOMY  WEEKEND
RATE A          6             1.12     0.66     0.50
RATE B          6             1.12     0.66     0.50
RATE C          6             1.12     0.66     0.50
RATE D          6             1.69     1.00     0.75
RATE E          6             1.69     1.00     0.75
RATE F          6             1.69     1.00     0.75

Note: The NNG groups in each of rate bands A to F are specified in respect of each Point of Connection in Schedule 4.


1.A.2 RATES FOR NATIONAL CALLS TO A MERCURY NETWORK TERMINATION POINT: 1 APRIL
     96 TO 31 MARCH 97


RATE    CHARGE PERIOD TYPE  STANDARD  ECONOMY  WEEKEND
RATE A          6             1.12     0.66     0.50
RATE B          6             1.12     0.66     0.50
RATE C          6             1.12     0.66     0.50
RATE D          6             1.69     1.00     0.75
RATE E          6             1.69     1.00     0.75
RATE F          6             1.69     1.00     0.75

Note: The NNG groups in each of rate bands A to F are specified in respect of each Point of Connection in Schedule 4.


1.B RATES FOR NATIONAL CALLS TO A NYNEX NETWORK TERMINATION POINT: EFFECTIVE FROM 1 APRIL 95


RATE    CHARGE PERIOD TYPE  STANDARD  ECONOMY  WEEKEND
RATE A          6             1.40     0.63     0.63


Note: The NNG groups in each of rate bands A to F are specified in respect of each Point of Connection in Schedule 4.


Mercury-Nynex                   11 November 1996                   Page 3 of 28
Interconnect Agreement                                      Schedule 3, Charges

2.1    MERCURY TRANSIT NATIONAL CALL RATES:
       -------------------------------------------------------------------------
       1 APRIL 95 TO 31 MARCH 96
       -------------------------------------------------------------------------



 RATE   CHARGE PERIOD TYPE  STANDARD  ECONOMY  WEEKEND
RATE A          6             1.31     0.77     0.58
RATE B          6             1.79     1.06     0.79
RATE C          6             2.20     1.30     0.97
RATE D          6             1.88     1.11     0.83
RATE E          6             1.88     1.11     0.83
RATE F          6             1.88     1.11     0.83


Note: The NNG groups in each of rate bands A to F are specified in respect of each Point of Connection in Schedule 4.


2.2    MERCURY TRANSIT NATIONAL CALL RATES:
       -------------------------------------------------------------------------
       1 APRIL 96 TO 31 JULY 96
       -------------------------------------------------------------------------


RATE                  CHARGE PERIOD TYPE  STANDARD  ECONOMY  WEEKEND
ALL RATE BANDS: A -
F                             6            1.490     0.880    0.660

2.3 MERCURY TRANSIT NATIONAL CALL RATES:
     1 AUGUST 96 TO 31 MARCH 97


CHARGE BAND                                   DAYTIME           EVENING           WEEKEND
CATEGORIES            CHARGE PERIOD TYPE  PENCE PER MINUTE  PENCE PER MINUTE  PENCE PER MINUTE
   SINGLE TANDEM              6                1.139             0.708             0.535
 DOUBLE TANDEM (1)
     0 - <100KM               6                1.139             0.708             0.535
 DOUBLE TANDEM (2)
    100 - <200KM              6                1.288             0.801             0.605
 DOUBLE TANDEM (3)
      >=200 KM                6                1.555             0.967             0.731

Note: The reference DMSU in respect of each Point of Connection is specified in Schedule 4.

Mercury-Nynex                   11 November 1996                   Page 4 of 28
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


3. MERCURY INTERNATIONAL CALL RATES

TABLE 3.1 - INTERNATIONAL RATES: 1 FEBRUARY 96 TO 31 MAY 96


SPEND BAND                      BASE          LEVEL 1         LEVEL 2
TOTAL INTERNATIONAL
MONTHLY REVENUE AT SPEND
BAND RATES                  L.0 TO L.30K     OVER L.30K     OVER L.150K
COUNTRY                     STD     ECON    STD     ECON    STD     ECON
Afghanistan                101.31  101.31  101.31  101.31  101.31  101.31
Albania                     48.16   48.16   48.16   48.16   48.16   48.16
Algeria                     46.79   46.79   46.79   46.79   46.79   46.79
Andorra (France)            25.20   20.87   23.73   20.87   23.14   20.87
Angola                      66.95   66.08   66.95   66.08   66.95   66.08
Anguilla                    59.36   57.08   59.36   57.08   58.37   57.08
Antigua & Barbuda           59.36   48.74   51.89   48.74   49.30   48.74
Antilles (Netherlands)      63.49   50.94   50.64   46.11   49.37   43.80
Argentina                   72.63   61.78   64.11   61.78   62.50   61.78
Armenia                     67.57   67.57   67.57   67.57   67.57   67.57
Aruba                       63.49   50.94   44.87   44.87   43.75   43.75
Ascension Island            66.00   60.00   66.00   60.00   66.00   60.00
Australia                   26.14   24.57   24.16   23.11   22.95   21.95
Australian External
Territories (Antartica)     94.81   94.81   94.81   94.81   94.81   94.81
Austria                     22.95   19.43   19.23   19.23   18.75   18.75
Azerbaijan                  72.25   72.25   72.25   72.25   72.25   72.25
Azores (Portugal)           25.00   20.00   25.00   20.00   25.00   20.00
Bahamas                     59.36   48.74   37.82   35.82   36.87   35.82
Bahrain                     64.77   55.60   62.11   55.60   59.00   55.60
Bangladesh                  97.13   97.13   97.13   97.13   97.13   97.13
Barbados                    59.36   48.74   50.63   48.74   48.10   48.10
Belarus                     63.49   50.94   39.74   39.74   38.75   38.75
Belgium                     17.86   14.88   17.31   14.88   16.88   14.88
Belize                      76.69   77.63   76.69   77.63   76.69   77.63
Benin                       72.63   66.76   72.63   66.76   72.63   66.76
Bermuda                     59.18   48.74   37.79   34.21   35.90   32.50
Bhutan                     101.46  101.46  101.46  101.46  101.46  101.46
Bolivia                     66.95   66.08   57.68   57.68   56.24   56.24
Bosnia-Hercegovinia         49.75   49.75   49.75   49.75   49.75   49.75
Botswana                    62.00   61.00   62.00   61.00   62.00   61.00
Brazil                      72.63   61.48   54.47   49.28   51.75   48.05
Brunei Darussalam           66.95   66.08   66.95   62.85   64.00   62.85
Bulgaria                    30.00   25.30   30.00   25.30   30.00   25.30
Burkina Faso                66.95   66.08   64.10   64.10   62.50   62.50
Burundi                     79.27   79.27   79.27   79.27   79.27   79.27
Cambodia                   126.27  126.27  126.27  126.27  126.27  126.27


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

Cameroon                    72.63   61.48   72.63   61.48   71.87   60.96
Canada                      14.90   14.90    9.94    9.94    9.44    9.44
Cape Verde                  71.58   71.58   71.58   71.58   71.58   71.58
Cayman Islands              59.36   48.74   51.92   48.74   50.62   48.74
Central African Republic    93.40   93.40   93.40   93.40   93.40   93.40
Chad                       101.13  101.13  101.13  101.13  101.13  101.13
Chatham Islands             22.50   22.50   22.50   22.50   22.50   22.50
Chile                       72.63   61.48   58.19   49.26   56.73   46.80
China                      110.02  110.40  110.02  110.40  110.02  110.40
Christmas Islands           66.95   66.08   64.10   64.10   62.50   62.50
Cocos Islands               38.71   32.12   38.71   32.12   38.71   32.12
Colombia                    81.37   82.93   81.37   82.93   81.37   82.93
Comoros Islands            119.97  119.97  119.97  119.97  119.97  119.97
Congo                       76.84   76.84   76.84   76.84   76.84   76.84
Cook Islands               106.74  106.74  106.74  106.74  106.74  106.74
Costa Rica                  72.63   61.48   54.49   54.47   53.12   51.75
Cote D'Ivoire               93.30   93.30   93.30   93.30   93.30   93.30
Croatia                     30.05   25.35   30.05   25.35   30.05   25.35
Cuba                        72.40   72.40   72.40   72.40   72.40   72.40
Cyprus                      32.70   27.94   32.05   27.94   30.45   27.94
Czech Republic              20.00   20.00   20.00   20.00   20.00   20.00
Denmark                     17.86   14.88   15.38   14.88   15.00   14.88
Diego Garcia               101.31  101.31  101.31  101.31  101.31  101.31
Djibouti                    88.10   88.10   88.10   88.10   88.10   88.10
Dominica                    59.36   50.28   52.95   50.28   50.30   50.30
Dominican Republic          59.36   48.74   37.82   34.25   36.88   33.40
Easter Island               72.63   61.48   58.19   49.26   56.73   46.80
Ecuador                     66.95   66.08   57.69   57.69   56.25   56.25
Egypt                       77.94   66.90   62.79   56.25   59.65   54.85
El Salvador                 72.63   61.48   57.69   57.69   56.25   56.25
Equatorial Guinea          101.62  101.62  101.62  101.62  101.62  101.62
Eritrea                    101.31  101.31  101.31  101.31  101.31  101.31
Estonia                     63.49   50.94   37.18   37.18   36.25   36.25
Ethiopia                    83.74   83.74   83.74   83.74   83.74   83.74
Falkland Islands            66.95   66.08   66.95   66.08   66.95   66.08
Faroe Islands               25.20   20.87   25.20   20.87   25.20   20.87
Fiji                        66.95   66.08   66.95   66.08   66.95   66.08
Finland                     28.82   24.40   17.05   16.32   16.63   15.50
France                      17.86   14.88   14.68   14.68   14.31   14.31
French Guiana               66.95   66.08   66.95   66.08   66.95   65.34
French Polynesia           101.30  101.30  101.30  101.30  101.30  101.30
Gabon                       72.63   61.48   72.63   61.48   72.63   61.48
Gambia                      72.63   61.48   72.63   61.48   72.63   61.48
Georgia                     87.40   87.40   87.40   87.40   87.40   87.40
Germany                     17.86   14.88   13.94   13.94   13.59   13.59
Ghana                       72.63   61.48   57.69   57.69   56.25   56.25

Mercury-Nynex                   11 November 1996                   Page 6 of 28
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

Gibraltar                   28.26   28.26   28.26   28.26   28.26   28.26
Greece                      21.75   20.76   21.12   20.16   20.59   19.65
Greenland                  112.02  112.02  112.02  112.02  112.02  112.02
Grenada (incl. Carriacou)   90.60   70.03   90.60   70.03   90.60   70.03
Guadeloupe                  67.19   67.19   67.19   67.19   67.19   67.19
Guam                       101.31  101.31  101.31  101.31  101.31  101.31
Guatemala                   72.63   61.48   54.49   54.49   53.12   53.12
Guinea                     101.31  101.31  101.31  101.31  101.31  101.31
Guinea Bissau              101.30  101.30  101.30  101.30  101.30  101.30
Guyana                      63.49   56.93   56.93   56.93   56.93   56.93
Haiti                       63.49   50.94   56.41   47.61   55.00   46.42
Honduras                    72.63   61.48   54.49   54.49   53.12   53.12
Hong Kong                   32.60   31.16   32.60   31.16   32.60   31.16
Hungary                     24.00   20.30   24.00   20.30   24.00   20.30
Iceland                     30.00   25.30   30.00   25.30   30.00   25.30
India                       62.50   59.30   55.11   55.11   52.35   52.35
Indonesia                   66.95   66.08   66.95   63.16   65.62   60.00
Iran                        72.63   61.48   72.63   61.48   61.48   61.48
Iraq                        80.49   80.49   80.49   80.49   80.49   80.49
Ireland (Eire)              15.00   12.20   15.00   12.20   15.00   12.20
Israel                      72.16   61.94   49.26   50.51   48.03   49.24
Italy (incl. Vatican City)  18.14   15.87   17.95   15.87   17.50   15.87
Jamaica                     62.76   62.77   62.76   62.77   62.76   62.77
Japan                       51.50   48.93   26.92   26.92   26.25   26.25
Jordan                      82.36   82.36   82.36   82.36   82.36   82.36
Kazakhstan                  81.00   81.00   81.00   81.00   81.00   81.00
Kenya                       72.63   61.48   72.63   61.48   61.48   61.48
Kiribati                    89.82   89.82   89.82   89.82   89.82   89.82
Korea (North)              111.95  111.95  111.95  111.95  111.95  111.95
Korea (South)               66.95   66.08   47.37   47.37   45.00   45.00
Kuwait                      63.49   50.94   57.68   50.94   54.80   50.94
Kyrgyzstan                  63.49   56.93   63.49   56.93   63.49   56.93
Laos                       108.38  108.38  108.38  108.38  108.38  108.38
Latvia                      63.49   50.94   38.46   38.46   37.50   37.50
Lebanon                     93.48   93.48   93.48   93.48   93.48   93.48
Lesotho                     72.63   61.48   70.51   61.31   68.75   59.77
Liberia                     72.63   61.48   65.38   57.51   63.75   56.07
Libya                       47.16   47.16   47.16   47.16   47.16   47.16
Liechtenstein               25.20   20.87   18.48   15.41   18.02   15.03
Lithuania                   63.49   56.57   63.49   56.57   63.49   56.57
Luxembourg                  17.86   14.88   16.03   14.88   15.62   14.88
Macao                       66.95   66.08   66.95   66.08   66.95   66.08
Macedonia                   49.75   49.75   49.75   49.75   49.75   49.75
Madagascar                 101.32  101.32  101.32  101.32  101.32  101.32
Madeira (Portugal)          25.20   20.87   25.20   20.87   25.20   20.39
Malawi                      72.63   61.48   64.10   61.48   62.50   61.48

Mercury-Nynex                   11 November 1996                   Page 7 of 28
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

Malaysia                    66.95   66.08   44.84   44.84   42.60   42.60
Maldives                    42.60   42.60   42.60   42.60   42.60   42.60
Mali                        83.46   83.46   83.46   83.46   83.46   83.46
Malta                       43.25   24.49   43.25   24.49   43.25   24.49
Marshall Islands            66.95   66.08   66.95   66.08   66.95   66.08
Martinique                  66.87   66.87   66.87   66.87   66.87   66.87
Mauritania                 101.31  101.31  101.31  101.31  101.31  101.31
Mauritius                   88.90   88.90   88.90   88.90   88.90   88.90
Mexico                      66.95   66.08   53.16   53.16   50.50   50.50
Micronesia                 100.62  100.62  100.62  100.62  100.62  100.62
Midway Island               94.81   94.81   94.81   94.81   94.81   94.81
Moldova                     63.49   55.94   63.49   55.94   63.49   55.94
Monaco (France)             17.86   14.88   14.68   14.68   14.31   14.31
Mongolia                    60.30   59.50   60.30   59.50   60.30   59.50
Montserrat                  59.36   48.74   51.28   48.74   50.00   48.70
Morocco                     30.00   25.30   30.00   25.30   30.00   25.30
Mozambique                 101.11  101.11  101.11  101.11  101.11  101.11
Myanmar (formerly Burma)    70.81   70.81   70.81   70.81   70.81   70.81
Namibia                     95.59   95.59   95.59   95.59   95.59   95.59
Nauru                      116.96  116.96  116.96  116.96  116.96  116.96
Nepal                       66.95   66.08   66.95   66.08   66.95   66.08
Netherlands                 17.86   14.88   16.03   14.28   15.62   13.93
New Caledonia              109.53  109.53  109.53  109.53  109.53  109.53
New Zealand                 37.50   30.50   23.68   23.68   22.50   22.50
Nicaragua                   72.63   61.48   64.10   61.48   62.50   61.39
Niger                       72.47   72.47   72.47   72.47   72.47   72.47
Nigeria                     72.63   61.48   64.10   61.09   62.50   59.57
Niue Island                101.31  101.31  101.31  101.31  101.31  101.31
Norfolk Island              73.50   73.50   73.50   73.50   73.50   73.50
North Mariana Island        66.95   66.08   66.95   66.08   66.95   66.08
Norway                      23.75   19.95   20.51   19.95   16.63   15.50
Oman                        55.50   45.30   55.50   45.30   55.50   45.30
Pakistan                    70.00   67.00   70.00   67.00   70.00   67.00
Palau                      107.32  107.32  107.32  107.32  107.32  107.32
Panama                      72.63   61.48   60.89   60.89   59.37   59.37
Papua New Guinea            66.95   66.08   66.32   66.08   64.66   64.66
Paraguay                    76.67   76.67   76.67   76.67   76.67   76.67
Peru                        82.80   82.80   82.80   82.80   82.80   82.80
Philippines                 66.95   66.08   57.68   57.68   54.80   54.80
Pitcairn Islands            94.81   94.81   94.81   94.81   94.81   94.81
Poland                      24.50   21.00   24.50   21.00   24.50   21.00
Portugal                    20.09   16.26   19.10   16.26   18.62   16.26
Puerto Rico                 59.36   48.74   33.16   30.00   31.50   28.50
Qatar                       63.49   50.94   60.00   50.94   58.50   50.94
Reunion                     81.73   81.73   81.73   81.73   81.73   81.73

Mercury-Nynex                   11 November 1996                   Page 8 of 28
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

Rodriguez Islands           88.90   88.90   88.90   88.90   88.90   88.90
Romania                     63.49   50.94   51.28   50.94   50.00   50.00
Russia (average)            63.49   50.94   43.59   43.59   42.50   42.50
Rwanda                      66.95   66.78   66.95   66.78   66.95   66.78
Samoa (US)                 101.68  101.68  101.68  101.68  101.68  101.68
San Marino                  25.20   24.20   25.20   24.20   25.20   24.20
Sao Tome & Principe        101.33  101.33  101.33  101.33  101.33  101.33
Saudi Arabia                62.27   49.97   60.21   48.33   57.20   47.12
Senegal                     72.63   69.31   72.63   69.31   72.63   69.31
Serbia                      49.75   49.75   49.75   49.75   49.75   49.75
Seychelles                  72.63   61.48   64.10   61.48   62.50   61.48
Sierra Leone                86.11   86.11   86.11   86.11   86.11   86.11
Singapore                   25.64   25.64   25.63   25.63   24.35   24.35
Slovakia                    24.00   20.00   24.00   20.00   24.00   20.00
Slovenia                    30.00   25.00   30.00   25.00   30.00   25.00
Solomon Islands             72.33   72.33   72.33   72.33   72.33   72.33
Somalia                     72.63   61.48   72.63   61.48   72.63   61.48
South Africa                58.00   50.00   37.89   37.74   36.00   35.85
Spain                       18.00   16.26   18.00   16.26   18.00   16.26
Sri Lanka                   62.50   59.30   56.84   56.12   54.00   54.71
St Helena                   66.95   66.08   55.95   55.95   53.15   53.15
St Kitts & Nevis            59.36   48.74   51.92   48.74   50.62   48.74
St Lucia                    59.36   48.74   51.92   48.74   50.62   48.74
St Pierre & Miquelon        69.17   69.17   69.17   69.17   69.17   69.17
St Vincent & The
Grenadines                  59.36   48.74   54.21   48.74   51.50   48.74
Sudan                       90.63   90.63   90.63   90.63   90.63   90.63
Suriname                    77.12   77.12   77.12   77.12   77.12   77.12
Swaziland                   72.63   70.29   72.63   70.29   72.63   70.29
Sweden                      23.75   19.95   17.05   16.32   16.63   15.50
Switzerland                 17.86   14.88   17.16   14.88   16.73   14.88
Syria                       72.16   67.22   70.51   67.22   68.74   67.22
Taiwan                      66.95   66.08   51.26   51.26   48.70   48.70
Tajikistan                  66.37   66.37   66.37   66.37   66.37   66.37
Tanzania                    72.63   61.48   70.47   61.48   66.95   61.48
Thailand                    66.95   66.08   60.89   60.89   57.85   57.85
Togo                        75.36   75.36   75.36   75.36   75.36   75.36
Tonga                       92.71   92.71   92.71   92.71   92.71   92.71
Trinidad & Tobago           60.07   60.07   60.07   60.07   60.07   60.07
Tristan Da Cunha            94.81   94.81   94.81   94.81   94.81   94.81
Tunisia                     30.06   25.38   30.06   25.38   30.06   25.38
Turkey                      35.90   31.10   35.90   31.10   35.90   31.10
Turkmenistan                63.49   52.46   63.49   52.46   63.49   52.46
Turks & Caicos Islands      59.36   48.74   54.49   48.74   53.13   48.74
Tuvalu                     101.31  101.31  101.31  101.31  101.31  101.31
Uganda                      94.93   94.93   94.93   94.93   94.93   94.93

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

Ukraine                     63.49   50.94   38.46   38.46   37.50   37.50
United Arab Emirates        62.27   49.97   46.42   43.53   44.10   41.35
Uruguay                     72.63   68.08   72.63   68.08   72.63   68.08
USA                         13.90   13.90    9.94    9.94    9.44    9.44
Uzbekistan                  71.20   71.20   71.20   71.20   71.20   71.20
Vanuatu                     66.95   66.08   66.95   66.08   66.95   66.08
Venezuela                   72.63   61.60   57.69   61.60   56.25   61.60
Vietnam                    106.55  107.92  106.55  107.92  106.55  107.92
Virgin Islands (British)    59.36   53.58   59.36   53.58   59.35   53.55
Virgin Islands (US)         59.36   48.74   40.26   40.26   38.25   38.25
Wake Island                 94.81   94.81   94.81   94.81   94.81   94.81
Wallis & Futuna             94.81   94.81   94.81   94.81   94.81   94.81
Western Samoa              101.68  101.68  101.68  101.68  101.68  101.68
Yemen (AR & PDR)            72.63   61.48   67.89   61.48   66.20   61.48
Yugoslavia                  48.53   48.53   48.53   48.53   48.53   48.53
Zaire                      101.32  101.32  101.32  101.32  101.32  101.32
Zambia                      93.86   93.86   93.86   93.86   93.86   93.86
Zimbabwe                    78.16   78.16   78.16   78.16   78.16   78.16

Note: International Country Codes are listed in Schedule 4

TABLE 3.2 - INTERNATIONAL RATES: 1 JUNE 96 TO 30 SEPTEMBER 96


COUNTRY                         STANDARD  ECONOMY
Afghanistan                       101.31   101.31
Albania                            28.86    28.86
Algeria                            34.36    34.36
American Samoa                     66.00    66.00
Andorra (France)                   20.50    16.25
Angola                             66.95    66.08
Anguilla                           58.37    57.25
Antigua & Barbuda                  42.75    36.75
Antilles (Netherlands)             43.00    43.00
Argentina                          60.00    60.00
Armenia                            68.02    68.02
Aruba                              42.50    42.50
Ascension Island                   66.00    60.00
Australia                          19.00    19.00
Austria                            18.25    18.25
Azerbaijan                         73.09    73.09
Azores (Portugal)                  25.00    20.00
Bahamas                            35.90    32.50
Bahrain                            55.00    50.00
Bangladesh                         85.14    85.14
Barbados                           42.91    42.91
Belarus                            37.70    37.70
Belgium                            14.85    14.85


Mercury-Nynex                   11 November 1996                   Page 10 of 28
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

Belize                             61.85    78.01
Benin                              72.63    61.48
Bermuda                            35.90    32.50
Bhutan                             66.95    66.08
Bolivia                            55.16    55.16
Bosnia-Herzegovina                 49.23    49.23
Botswana                           62.00    61.00
Brazil                             48.00    48.00
Brunei Darussalam                  62.50    62.50
Bulgaria                           30.00    25.30
Burkina Faso                       60.90    60.90
Burundi                            80.15    80.15
Cambodia                          126.33   126.33
Cameroon                           70.00    59.35
Canada                              8.50     8.50
Canary Islands                     18.00    16.20
Cape Verde                         66.95    66.08
Cayman Islands                     35.90    32.50
Central African Republic           93.97    93.97
Chad                              101.22   101.22
Chile                              50.00    46.00
China                              87.09    89.22
Christmas Islands                  60.50    60.50
Cocos Islands                      38.70    32.10
Colombia                           53.50    53.50
Comoros Islands                   118.93   118.93
Congo                              77.49    77.49
Cook Islands                       72.35    72.35
Costa Rica                         51.75    51.75
Cote D'Ivoire                      66.52    66.52
Croatia                            30.05    25.35
Cuba                               64.12    64.12
Cyprus                             24.80    21.35
Czech Republic                     20.00    20.00
Denmark                            14.50    14.50
Diego Garcia                       88.55    88.55
Djibouti                           88.10    88.10
Dominica                           35.90    32.50
Dominican Republic                 35.90    32.50
Easter Island (Chile)              50.00    46.00
Ecuador                            53.50    53.50
Egypt                              59.65    53.40
El Salvador                        53.50    53.50
Equatorial Guinea                 101.39   101.39
Estonia                            34.80    34.80
Ethiopia                           85.93    85.93
Falkland Islands                   66.95    66.08
Faroe Islands                      17.00    17.00
Fiji                               66.95    66.08

Mercury-Nynex                   11 November 1996                   Page 11 of 28
Interconnect Agreement                                       Schedule 3, Charges

Finland                            16.20    15.50
France                             13.50    13.50
French Guiana                      66.95    66.08
French Polynesia                   95.76    95.76
Gabon                              72.63    61.48
Gambia                             72.63    61.48
Georgia                            72.11    72.11
Germany                            13.00    13.00
Ghana                              54.80    54.80
Gibraltar                          28.16    28.16
Greece                             20.00    19.63
Greenland                         112.55   112.55
Grenada (including Carriacou)      43.11    43.11
Guadeloupe                         52.30    52.30
Guam                               51.70    51.70
Guatemala                          51.70    51.70
Guinea Bissau                      93.88    93.88
Guinea Rep                         90.39    90.39
Guyana                             56.93    56.93
Haiti                              53.55    45.20
Honduras                           51.75    51.75
Hong Kong                          23.50    23.50
Hungary                            24.00    20.30
Iceland                            30.00    25.30
India                              45.00    45.00
Indonesia                          55.00    55.00
Iran                               61.45    61.45
Iraq                               86.61    86.61
Irish Republic                     15.00    12.20
Israel                             46.80    46.80
Italy (including Vatican City)     17.50    15.87
Jamaica                            62.30    61.46
Japan                              24.00    24.00
Jordan                             66.39    66.39
Kazakhstan                        103.24   103.24
Kenya                              56.99    56.99
Kiribati                           77.59    77.59
Korea (North)                     112.89   112.89
Korea (South)                      45.00    45.00
Krygyzstan (Kirghizia)             73.04    73.04
Kuwait                             49.75    49.75
Laos                              109.46   109.46
Latvia                             36.50    36.50
Lebanon                            65.81    65.81
Lesotho                            66.95    58.20
Liberia                            62.00    56.00
Libya                              36.75    31.60
Liechtenstein                      17.50    14.60
Lithuania                          56.64    56.64

Mercury-Nynex                   11 November 1996                   Page 12 of 28
Interconnect Agreement                                       Schedule 3, Charges

Luxembourg                         15.20    14.50
Macao                              47.50    40.20
Macedonia                          40.50    40.50
Madagascar                        101.33   101.33
Madeira (Portugal)                 18.10    16.20
Malawi                             93.94    93.94
Malaysia                           40.50    40.50
Maldives                           42.60    42.60
Mali                               72.71    72.71
Malta                              25.65    21.35
Marshall Islands                   66.95    66.08
Martinique                         51.75    48.42
Mauritania                         84.27    84.27
Mauritius                          89.04    89.04
Mexico                             50.50    50.50
Micronesia                         82.37    82.37
Moldova                            56.10    56.10
Mongolia                           60.30    59.50
Montserrat                         42.75    36.75
Morocco                            30.00    25.30
Mozambique                         79.42    79.42
Myanmar                            69.88    69.88
Namibia                            64.34    64.34
Nauru                             102.78   102.78
Nepal                              66.95    66.08
Netherlands                        14.50    12.75
Nevis                              35.90    32.50
New Caledonia                      66.95    66.08
New Zealand                        20.00    20.00
Nicaragua                          60.00    60.00
Niger                              66.95    66.08
Nigeria                            60.90    58.00
Niue                               66.95    66.08
Norfolk Island                     80.84    80.84
Northern Marianas                  66.95    66.08
Norway                             16.00    15.00
Oman                               55.55    45.30
Pakistan                           73.04    71.72
Palau                             106.13   106.13
Panama                             57.85    57.85
Papua New Guinea                   64.57    64.57
Paraguay                           64.10    64.10
Peru                               54.75    54.75
Philippines                        54.75    54.75
Poland                             24.50    21.00
Portugal                           18.10    16.20
Puerto Rico                        35.90    32.50
Qatar                              55.50    45.30
Reunion                            78.05    78.05

Mercury-Nynex                   11 November 1996                   Page 13 of 28
Interconnect Agreement                                       Schedule 3, Charges

Rodriguez Island                   89.04    89.04
Romania                            48.70    45.30
Russia                             41.40    41.40
Rwandese Republic                  74.64    74.64
San Marino                         18.80    16.25
Sao Tome And Principe              66.95    66.08
Saudi Arabia                       51.50    45.30
Senegal                            74.51    74.51
Serbia & Montenegro                46.81    46.81
Seychelles                         60.90    60.90
Sierra Leone                       88.06    88.06
Singapore                          21.50    21.50
Slovakia                           24.00    20.00
Slovenia                           30.00    25.00
Solomon Islands                    71.17    71.17
Somalia                            90.44    90.44
South Africa                       33.00    33.00
Spain                              18.00    16.20
Sri Lanka                          54.00    54.00
St Helena                          52.00    52.00
St Kitts & Nevis                   35.90    32.50
St Lucia                           35.90    32.50
St Pierre And Miquelon             35.90    32.50
St Vincent & The Grenadines        42.69    42.84
Sudan                              79.69    79.69
Surinam                            76.47    76.47
Swaziland                          60.90    60.90
Sweden                             14.50    13.95
Switzerland                        15.75    13.95
Syria                              69.53    69.62
Taiwan                             43.00    43.00
Tajikistan                         73.35    73.35
Tanzania                           66.95    61.48
Thailand                           53.00    53.00
Togo                               76.67    76.67
Tonga                              69.39    69.39
Trinidad And Tobago                42.70    36.70
Tunisia                            30.06    25.38
Turkey                             35.90    31.10
Turkmenistan                       72.90    72.90
Turks And Caicos Islands           35.90    32.50
Tuvalu                            101.31   101.31
Uganda                             68.49    68.49
Ukraine                            36.50    36.50
United Arab Emirates               44.00    41.00
Uruguay                            53.50    53.50
USA                                 8.50     8.50
Uzbekistan                         70.48    70.48
Vanuatu                            66.95    66.08

Mercury-Nynex                   11 November 1996                   Page 14 of 28
Interconnect Agreement                                       Schedule 3, Charges

Vatican City                       17.00    15.85
Venezuela                          54.00    54.00
Vietnam                           113.69   112.45
Virgin Islands (British)           48.70    48.70
Virgin Islands (US)                38.25    38.25
Western Samoa                     174.88   174.88
Yemen Arab Republic                64.50    61.00
Zaire                              66.50    63.50
Zambia                             91.08    91.08
Zimbabwe                           66.92    66.92

TABLE 3.3 - INTERNATIONAL RATES: EFFECTIVE FROM 1 OCTOBER 96


COUNTRY                          STANDARD  ECONOMY
Afghanistan                        101.31   101.31
Alaska                               7.15     7.15
Albania                             31.64    31.64
Algeria                             34.36    34.36
American Samoa                      73.44    73.44
Andorra                             15.35    14.35
Angola                              60.30    57.60
Anguilla                            58.37    49.70
Antartic Australian Territories     16.75    14.75
Antigua & Barbuda                   40.75    35.00
Argentina                           54.00    49.00
Armenia                             56.20    45.55
Aruba                               38.75    38.75
Ascension                           55.75    55.75
Australia                           16.75    14.75
Austria                             16.75    14.95
Azerbaijan                          65.65    65.65
Azores                              16.75    14.95
Bahamas                             32.65    29.55
Bahrain                             50.00    45.00
Balearic Islands                    16.45    14.75
Bangladesh                          85.14    85.14
Barbados                            42.91    42.91
Belarus                             34.95    34.95
Belgium                             14.85    14.05
Belize                              56.20    56.20
Benin                               63.85    55.40
Bermuda                             32.65    29.55
Bhutan                              69.00    69.00
Bolivia                             55.16    55.16
Bosnia-Herzegovina                  44.66    44.66
Botswana                            54.00    54.00


Mercury-Nynex                   11 November 1996                   Page 15 of 28
Interconnect Agreement                                       Schedule 3, Charges

Brazil                              43.50    43.50
British Virgin Islands              41.95    41.95
Brunei                              47.50    47.50
Bulgaria                            24.37    20.57
Burkina Faso                        54.95    52.35
Burundi                             78.59    78.59
Cambodia                           106.98   106.98
Cameroon                            59.35    54.07
Canada                               7.95     7.95
Canary Islands                      16.45    14.75
Cape Verde                          65.23    65.23
Cayman Islands                      32.65    29.55
Central African Republic            93.97    93.97
Chad                               118.60   118.60
Chatham Islands                     20.50    20.50
Chile                               45.00    41.95
China                               60.42    57.69
Christmas Island                    55.00    55.00
Cocos Islands                       16.45    14.45
Colombia                            48.50    48.50
Comoros                             91.00    91.00
Congo                               77.49    77.49
Cook Islands                        80.39    80.39
Costa Rica                          45.00    45.00
Croatia                             24.30    20.50
Cuba                                65.16    65.16
Cyprus                              24.80    21.35
Czech Republic                      15.75    13.05
Denmark                             12.95    12.95
Diego Garcia                        94.10    94.10
Djibouti                            93.67    93.67
Dominica                            35.90    32.50
Dominican Republic                  32.65    29.55
Easter Island                       45.00    41.95
Ecuador                             48.65    48.65
Egypt                               48.95    48.95
El Salvador                         48.65    48.65
Equatorial Guinea                  116.16   116.16
Eritrea                             86.80    86.80
Estonia                             32.10    32.10
Ethiopia                            85.93    85.93
Falkland Islands                    54.95    52.35
Faroe Islands                       14.50    14.50
Fiji                               147.62   147.62
Finland                             14.75    14.10
France                              11.95     9.75

Mercury-Nynex                   11 November 1996                   Page 16 of 28
Interconnect Agreement                                       Schedule 3, Charges

French Guiana                       58.00    58.00
French Polynesia                    95.76    95.76
Gabon                               63.85    63.85
Gambia                              61.48    61.48
Georgia                             72.11    72.11
Germany                             12.30    11.85
Ghana                               45.00    45.00
Gibraltar                           17.35    14.46
Greece                              20.00    18.71
Greenland                           72.57    72.57
Grenada                             39.95    36.75
Guadeloupe                          56.21    52.30
Guam                                47.00    47.00
Guatemala                           47.00    47.00
Guinea                             106.01   106.01
Guinea Bissau                      116.88   116.88
Guyana                              56.21    54.71
Haiti                               48.95    41.95
Hawaii                               7.15     7.15
Honduras                            48.15    45.15
Hong Kong                           21.50    21.50
Hungary                             16.70    14.00
Iceland                             24.30    20.50
India                               40.95    39.95
Indonesia                           47.75    47.75
Iran                                55.95    54.00
Iraq                                73.69    73.69
Irish Republic                      10.40     7.15
Israel                              39.95    39.95
Italy                               17.00    15.85
Ivory Coast                         66.52    66.52
Jamaica                             59.00    49.80
Japan                               19.95    19.95
Jordan                              57.75    57.75
Kazakhstan                          88.47    88.47
Kenya                               49.50    49.50
Kiribati                            77.59    77.59
Kuwait                              45.55    45.55
Kyrgyzstan                          56.21    45.55
Laos                               109.46   109.46
Latvia                              32.95    32.95
Lebanon                             59.85    59.85
Lesotho                             58.50    47.50
Liberia                             58.50    47.50
Libya                               45.60    45.60
Liechtenstein                       15.95    13.25

Mercury-Nynex                   11 November 1996                   Page 17 of 28
Interconnect Agreement                                       Schedule 3, Charges

Lithuania                           56.21    56.21
Luxembourg                          14.15    12.50
Macao                               41.30    34.95
Macedonia                           49.58    49.58
Madagascar                         114.80   114.80
Madeira                             16.75    14.95
Malawi                              63.85    63.85
Malaysia                            35.50    35.50
Maldives Islands                    42.60    42.60
Mali                                92.11    92.11
Malta                               19.90    16.70
Marshall Islands                    60.30    57.60
Martinique                          45.00    45.00
Mauritania                          84.27    84.27
Mauritius                           89.04    89.04
Mexico                              43.75    43.75
Micronesia                          82.37    82.37
Moldova                             48.55    45.55
Monaco                              13.60    11.30
Mongolia                            60.30    57.69
Montserrat                          39.75    36.75
Morocco                             24.37    20.57
Mozambique                          79.42    79.42
Myanmar                             69.88    69.88
Namibia                             63.85    63.85
Nauru                               71.72    71.72
Nepal                               60.30    57.60
Netherlands                         13.05    11.75
Netherlands Antilles                37.50    37.50
New Caledonia                       59.18    57.69
New Zealand                         20.45    18.95
Nicaragua                           54.00    49.95
Niger                               60.30    57.60
Nigeria                             58.00    54.00
Niue                               106.88   106.88
Norfolk Island                      76.75    76.75
North Korea                        107.00   107.00
Northern Marianas                   60.42    57.69
Norway                              13.45    11.95
Oman                                50.00    45.00
Pakistan                            73.04    58.50
Palau                              106.13   106.13
Panama                              79.45    79.45
Papua New Guinea                    64.57    64.57
Paraguay                            63.85    63.85
Peru                                72.30    72.30

Mercury-Nynex                   11 November 1996                   Page 18 of 28
Interconnect Agreement                                       Schedule 3, Charges

Philippines                         45.75    45.75
Poland                              18.10    15.20
Portugal                            18.10    16.20
Puerto Rico                         32.65    29.55
Qatar                               55.50    45.30
Reunion                             82.62    82.62
Rodriguez Island                    89.04    89.04
Romania                             42.35    39.35
Russia                              39.95    39.95
Rwanda                              71.46    71.46
San Marino                          25.90    25.90
Sao Tome & Principe                 60.42    57.69
Saudi Arabia                        51.50    45.30
Senegal                             73.70    73.70
Seychelles                          60.90    54.00
Sierra Leone                        88.06    88.06
Singapore                           19.95    19.50
Slovakia                            16.70    14.00
Slovenia                            24.37    20.57
Solomon Islands                     75.92    75.92
Somalia                             63.85    63.85
South Africa                        35.00    35.00
South Korea                         40.00    40.00
Spain                               18.00    16.20
Sri Lanka                           49.00    49.00
St Helena                           52.00    52.00
St Kitts & Nevis                    35.90    32.50
St Lucia                            35.90    32.50
St Pierre & Miquelon                32.65    29.55
St Vincent & The Grenadines         42.50    42.50
Sudan                               79.69    79.69
Surinam                             76.47    76.47
Swaziland                           55.35    49.10
Sweden                              12.85    10.85
Switzerland                         11.95    10.05
Syria                               76.07    76.07
Taiwan                              43.00    43.00
Tajikistan                          63.89    63.89
Tanzania                            54.55    49.55
Thailand                            49.95    49.95
Togo                                76.67    76.67
Tonga                               69.39    69.39
Trinidad & Tobago                   42.70    36.70
Tristan Da Cunha                    60.42    57.69
Tunisia                             24.37    20.57
Turkey                              23.35    19.75

Mercury-Nynex                   11 November 1996                   Page 19 of 28
Interconnect Agreement                                       Schedule 3, Charges

Turkmenistan                        56.21    45.55
Turks & Caicos Islands              35.90    32.50
Tuvalu                             101.31   101.31
Uganda                              63.85    54.07
Ukraine                             33.25    33.25
United Arab Emirates                39.95    37.35
Uruguay                             53.50    53.50
US Virgin Islands                   44.66    44.66
USA                                  7.15     7.15
Uzbekistan                          63.89    63.89
Vanuatu                             60.42    57.69
Vatican City                        17.00    15.85
Venezuela                           49.00    49.00
Vietnam                             95.87    95.87
Wallis & Futuna                     60.42    57.69
Western Samoa                       78.42    78.42
Yemen                               58.95    49.95
Yugoslavia                          39.08    39.08
Zaire                               58.45    57.69
Zambia                              74.81    74.81
Zimbabwe                            66.92    66.92

Note: International Country Codes are listed in Schedule 4




[CAPTION]
4.         MERCURY NON-GEOGRAPHIC CALL RATES
           ---------------------------------

NUMBER     SERVICE TYPE          CHARGE TYPE    PRIME  STANDARD  ECONOMY  WEEKEND
ACCESS TO MERCURY SERVICES
--------------------------
0660       Information Services       6             -     32.65    29.00    28.98
0839       Information Services       6             -     32.65    29.00    28.98
0881       Information Services       6             -     24.88    19.86    19.84
0500       Mercury FreeCall           6             -     -4.27    -1.84    -1.86
0645       Mercury LocalCall          6             -     -0.89    -0.96    -0.98
0541 5     Mercury NationalCall       6             -      6.13     3.88     1.93
0991 1,9   Mercury Super              6             -    109.80   110.11   110.09
           Premium Rate
123        Speaking Clock             5             -      3.00        -        -


Mercury-Nynex                   11 November 1996                   Page 20 of 28
Interconnect Agreement                                       Schedule 3, Charges

5.              MERCURY TRANSIT NON-GEOGRAPHIC CALL RATES
                -----------------------------------------

NUMBER          SERVICE TYPE              CHARGE TYPE    PRIME  STANDARD  ECONOMY  WEEKEND
ACCESS TO BT SERVICES
---------------------
0800            BT Freephone                   6             -     -2.20    -1.10    -0.69
0990            BT National Call               6             -      4.18     1.34     1.68
0345            BT Reduced Rate                6             -      1.29     0.45     0.91
0891            Information Services           7         31.58     33.00    28.91        -
0894 0-3, 5-9   Information *   Services       6             -     29.17    29.17    29.17
0894 4          Information Services           6             -      6.64     1.31     1.38
0897            Information Services           7         99.37    106.58   115.12        -
0898            Information Services           7         31.58     33.00    28.91        -
0910            Phonebase                      5             -     12.00        -        -

ACCESS TO CELLNET SERVICES
--------------------------
0401 0-4, 6-9   Mobile - Direct Dial           6             -     27.00    21.00    21.00
0402            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0410            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0585            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0589            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0802            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0850            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0860            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0408            Personal Assistance            6             -     15.03     9.33     9.33
ACCESS TO GUERNSEY TELECOM
--------------------------
04481           Mobile - GSM                   6             -     23.58    18.59    18.41
ACCESS TO  MANX TELECOM
-----------------------
04624           Mobile - GSM                   6             -     23.32    18.39    18.21
ACCESS TO VODAFONE SERVICES
---------------------------
0370            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0374 0-4, 6-9   Mobile - Direct Dial           6             -     27.00    21.00    21.00
0378            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0385 0-5, 7-9   Mobile - Direct Dial           6             -     27.00    21.00    21.00
0421 0, 2-9     Mobile - Direct Dial           6             -     27.00    21.00    21.00
0468            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0831            Mobile - Direct Dial           6             -     27.00    21.00    21.00
0836 2, 3, 5-7  Mobile - Direct Dial           6             -     27.00    21.00    21.00


Mercury-Nynex                   11 November 1996                   Page 21 of 28
Interconnect Agreement                                       Schedule 3, Charges

0441              Mobile - Direct Dial   6     -   27.00   21.00   21.00
0321              Freephone Access       6     -   -4.15   -2.23   -2.25
0336              Information Services   6     -   32.60   27.28   27.26
0338              Information Services   6     -   32.60   27.28   27.26
0836 4            Information Services   6     -   32.60   27.28   27.26
0421 1            Message Retrieval      6     -    6.40    2.50    2.50
0467              Voice Messaging        6     -   10.60    7.20    7.20
0467 1-9          DD Mobile Services     6     -   26.00   17.50   17.50
0374 5            Messaging Service      6     -    3.00    1.81    1.30
0385 6            Messaging Service      6     -    3.00    1.81    1.30
0836 0, 8         Messaging Service      6     -    3.00    1.81    1.30
07000             Personal Numbering     1          8.27    5.64       -
0836 1, 9         Operator Services      6     -    7.00    2.50    2.50
0331              Super Premium Rate     6     -  111.09  111.93  111.91
ACCESS TO AT&T SERVICES
-----------------------
0800 064          Freephone              6     -   -0.10   -0.10   -0.10
0800 013          Freephone              6     -   -0.10   -0.10   -0.10
0800 597          Freephone              6     -   -0.10   -0.10   -0.10
0845 84           Local Rate Service     6     -    2.93    1.16    0.95
ACCESS TO ENERGIS SERVICES
--------------------------
0800 072          Freephone              6     -   -0.10   -0.10   -0.10
0800 316          Freephone              6     -   -0.10   -0.10   -0.10
0845 07           Local rate             6     -    2.30    0.80    0.65
0870 16           National rate          6     -    8.76    5.54    2.76
0930 6            Premium rate           6     -   46.64   41.43   41.40
ACCESS TO MFS SERVICES
----------------------
0845-08           Local Rate Service           -    2.05    0.80    0.65
ACCESS TO PAGING OPERATORS
--------------------------
01426 2, 8        BT Display             6     -   -0.53   -0.55   -0.56
01426 4, 5, 9     BT Display             6     -    0.30    0.23    0.21
01893 0, 2-8      BT Display             6     -    0.30    0.23    0.21
01893 9           BT Display             6     -   -0.53   -0.55   -0.56
01426 0, 1, 7     BT Tone                5     -   -4.15       -       -
01893 1           BT Tone                5     -   -4.15       -       -
01426 3, 6        BT Display *           6     -   12.82   12.75   12.73
01459 1, 4, 5, 8  Aircall Display        6     -    0.14    0.08    0.06
01459 3, 6        Aircall Tone           5     -   -4.79       -       -
0941 1            Hutchison Display      6     -    1.00    0.10    0.10
01399 0, 1, 6-9   Vodafone Display       6     -   -0.37   -0.39   -0.40
01399 2-5         Vodafone Tone          5     -   -0.38       -       -
01523 0           Mercury Paging         6         13.00   12.50   12.20
01523 3, 5, 6, 8  Mercury Display        6     -    0.14    0.08    0.06


Mercury-Nynex                   11 November 1996                   Page 22 of 28
Interconnect Agreement                                       Schedule 3, Charges

01523 2               Mercury Tone              5         -   -4.79      -      -
01523 1, 4            Mercury Paging            6             42.00  26.90  26.90
01459 9               Mercury Tone              5         -   -4.79      -      -
01459 2               Mercury Display           6         -    0.14   0.08   0.06
ACCESS TO INMARSAT SERVICES
---------------------------
                      INMARSAT A -
00 871 1/ 00 872 1/   Analogue Switched
00 873 1/ 00 874 1    Telephone                 5         -  465.00      -      -
                      INMARSAT B -
00 871 3/ 00 872 3/   Digital 64 kbit/s
00 873 3/ 00 874 3    switched                  5         -  291.00      -      -
                      INMARSAT M -
00 871 6/ 00 872 6/   Digital 2.4 kbit/s
00 873 6/ 00 874 6    switched                  5         -  291.00      -      -
058 11/      058
21/      058 31/      INMARSAT A -
  058 41              Real Time Telex           5         -  205.00      -      -
                      INMARSAT C -
058 14/ 058 24/ 058   Store & Forward
34/ 058 44            Telex                     5         -  200.00      -      -
ACCESS TO JERSEY TELECOM
------------------------
0696 6                Jersey Telecom PRS        6         -   33.17  29.80  29.78
0979 7                Jersey Telecom GSM        6         -   19.97  13.30  13.28
ACCESS TO ONE-2-ONE SERVICES
----------------------------
0701 0                Flextel Personal          6         -    7.44   5.10   5.08
                      Numbering
0701 7                One-2-One Value           6         -    7.44   5.10   5.08
                      Added Services
0956                  Mercury One-2-One         6         -    7.44   5.10   5.08
0958 2-9              Mercury One-2-One         6         -    7.44   5.10   5.08
0958 0                One-2-One FreeCall        6         -   -5.45  -3.13  -3.15
0958 1                One-2-One LocalCall       6         -   -3.81  -1.59  -1.61
ACCESS TO ORANGE SERVICES
-------------------------
0973                  Hutchison Mobile          6         -    8.27   5.64   5.62
0976                  Hutchison Mobile          6         -    8.27   5.64   5.62
ACCESS TO SCOTTISH TELECOM
--------------------------
0800 027              Freephone service         6             -2.20  -1.10  -0.69
0845 27               LocalCall service         6              0.20  -0.30  -0.16
0930 5                Premium Rate              6             37.22  30.39  30.39


Mercury-Nynex                   11 November 1996                   Page 23 of 28
Interconnect Agreement                                       Schedule 3, Charges

ACCESS TO TORCH TELECOM
-----------------------
0800 138        Freephone                 6            -    -0.10    -0.10    -0.10
0845 12         Local rate                6            -     2.84     1.28     1.25
0870 12         National Rate             6            -     7.97     5.18     4.00
0930 1          Premium Rate              6            -    38.81    31.28    31.38
0991 0          Premium Rate              6            -   119.19   119.53   119.64
ACCESS TO REDSTONE NETWORK
--------------------------
07050           Mobile                    6                 27.00    21.00    21.00
07020           Mobile - PCN              6                  8.27     5.64     5.51
ACCESS TO NORWEB
----------------
0845 05         Local Rate                6            -     2.93     1.16     0.95
0800 195        Freephone                 6            -     0.00     0.00     0.00
RATE CHANGES EFFECTIVE 1 AUG 96 TO 30 SEP 96
--------------------------------------------
ACCESS TO CELLNET SERVICES
--------------------------
0401 0-4, 6-9   Mobile - Direct Dial      6            -    24.50    17.70     7.30
0402            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0410            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0585            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0589            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0802            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0850            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0860            Mobile - Direct Dial      6            -    24.50    17.70     7.30
ACCESS TO VODAFONE SERVICES
---------------------------
0370            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0374 0-4, 6-9   Mobile - Direct Dial      6            -    24.50    17.70     7.30
0378            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0385 0-5, 7-9   Mobile - Direct Dial      6            -    24.50    17.70     7.30
0421 0, 2-9     Mobile - Direct Dial      6            -    24.50    17.70     7.30
0468            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0831            Mobile - Direct Dial      6            -    24.50    17.70     7.30
0836 2, 3, 5-7  Mobile - Direct Dial      6            -    24.50    17.70     7.30
0441            Mobile - Direct Dial      6            -    24.50    17.70     7.30


Mercury-Nynex                   11 November 1996                   Page 24 of 28
Interconnect Agreement                                       Schedule 3, Charges

RATE CHANGES EFFECTIVE FROM 1 OCTOBER 96
----------------------------------------
ACCESS TO CELLNET SERVICES
--------------------------
0401 0-4, 6-9   Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0402            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0410            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0585            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0589            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0802            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0850            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0860            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
ACCESS TO VODAFONE SERVICES
---------------------------
0370            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0374 0-4, 6-9   Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0378            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0385 0-5, 7-9   Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0421 0, 2-9     Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0468            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0831            Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0836 2, 3, 5-7  Mobile - Direct Dial       6                 -       22.97       14.98  7.30
0441            Mobile - Direct Dial       6                 -       22.97       14.98  7.30

Notes
-----
1)  The symbol * signifies charge per call
2)  There are no minimum charges or set up charges
3)  Negative numbers indicate agreed Reverse Billed Services


Mercury-Nynex                   11 November 1996                   Page 25 of 28
Interconnect Agreement                                       Schedule 3, Charges

6. MERCURY INTERNATIONAL ISDN CALL RATES



COUNTRY          CHARGE PERIOD TYPE   RATE               ISDN SERVICE
                                     (P/MIN)
Australia                5           209.13   Full ISDN  (Supplementary services)
Austria                  5            93.21   Full ISDN  (Supplementary services)
Barbados                 5           104.08   Full ISDN  (Supplementary services)
Belgium                  5            90.41   Full ISDN  (Supplementary services)
Bermuda                  5            92.15        Switched 64kb/s data only
Canada                   5            33.37   Full ISDN  (Supplementary services)
Denmark                  5            25.28   Full ISDN  (Supplementary services)
Eire                     5            78.32   Full ISDN  (Supplementary services)
Finland                  5            93.49   Full ISDN  (Supplementary services)
France                   5            25.28   Full ISDN  (Supplementary services)
Germany                  5            25.28   Full ISDN  (Supplementary services)
Hong Kong                5           121.77        Switched 64kb/s data only
Israel                   5           204.23   Full ISDN  (Supplementary services)
Italy                    5            92.82   Full ISDN  (Supplementary services)
Japan                    5           170.02   Full ISDN  (Supplementary services)
Luxembourg               5            91.59   Full ISDN  (Supplementary services)
Malaysia                 5           207.20   Full ISDN  (Supplementary services)
Netherlands              5            25.28   Full ISDN  (Supplementary services)
New Zealand              5           209.75   Full ISDN  (Supplementary services)
Norway                   5            25.28   Full ISDN  (Supplementary services)
Philippines              5           207.14        Switched 64kb/s data only
Portugal                 5            25.28   Full ISDN  (Supplementary services)
Russia (Moscow)          5           203.20        Switched 64kb/s data only
Singapore                5           100.91   Full ISDN  (Supplementary services)
South Africa             5           207.20   Full ISDN  (Supplementary services)
Spain                    5            91.56   Full ISDN  (Supplementary services)
Sweden                   5            25.28        Switched 64kb/s data only
Switzerland              5            25.28   Full ISDN  (Supplementary services)
Taiwan                   5           211.34        Switched 64kb/s data only
UAE                      5           203.84        Switched 64kb/s data only
USA                      5            33.37   Full ISDN  (Supplementary services)


Mercury-Nynex                   11 November 1996                   Page 26 of 28
Interconnect Agreement                                       Schedule 3, Charges

7. CALLING LINE IDENTIFICATION RATES

     Calling Line Identification is zero rated.

8. MERCURY  NATIONAL DIRECTORY ENQUIRY RATES


Call Code - Service   1/4/95 to 31/5/96  From 1/6/96
142/192 - SelectCall     45.4 p/min          N/A
  142 - SelectCall           N/A         50.0 p/min
  192 - QuickCall            N/A         30.0 p/call

9. MERCURY INTERNATIONAL DIRECTORY ENQUIRY RATES


Call Code  1/4/95 to 31/3/96  From 1/4/96
   153       145.0 p/call     145.0 p/call

10. MERCURY DIEL DQ RATES


Call Code  1/4/95 to 31/3/96  From 1/4/96
   195         0.0 p/min      50.0 p/min

11. MERCURY NATIONAL OPERATOR ASSISTANCE RATES


   Call Code - Service      1/4/95 to 31/3/96        From 1/4/96
100 - Operator Assistance      49.2 p/call           49.2 p/call
100 - Alarm Calls               200 p/call            200 p/call
100 - Operator Connected   49.2 ppc + call rate  49.2 ppc + call rate

Call rate is the national call rate listed in paragraphs 1,2,4 and 5 of Part 2 of this Schedule 3.

12. MERCURY INTERNATIONAL OPERATOR ASSISTANCE RATES


   Call Code - Service       1/4/95 to 31/3/96         From 1/4/96
155 - Operator Assistance        88 p/call              250 p/call
155 - Operator Connected   88 p/call + call rate  250 p/call + call rate

Call rate is the international call rate listed in paragraphs 3 and 6 of Part 2 of this Schedule 3.


Mercury-Nynex                   11 November 1996                   Page 27 of 28
Interconnect Agreement                                       Schedule 3, Charges

13. MERCURY EMERGENCY SERVICES RATES


Call Code  1/4/95 to 31/3/96  From 1/4/96
 999/112     179.0 p/call     77.1 p/call

The charge for Manual data input for each COSAR entry is L.1.50 per SAR. This charge has been effective from 1/1/95, for all entries that cannot be automatically processed and received electronically by COSAR.


Set up charges    L. 1000.00  per operator connection
Training charges  L.  500.00  per operator connection


Mercury-Nynex                   11 November 1996                   Page 28 of 28
Interconnect Agreement                                       Schedule 3, Charges

                                   SCHEDULE 4
                                   NNG GROUPS


1 NATIONAL NUMBER GROUPS

NNG Groups are partially based on existing BT and other Operator rates and charging structures. If BT or another Operator changes its rates or charging structures beyond the provisions for change specified in sections 2 and 3 of
Schedule 2, either party may review the NNG Groups in accordance with Clause 14.1.3.

1.1 NATIONAL NUMBER GROUPS FOR NATIONAL TRANSIT CALLS CONVEYED BY MERCURY AND NATIONAL CALLS TO A MERCURY TERMINATING POINT

For each franchise below, where there are valid NNG's which are missing from the Group listings these NNG's shall be deemed to be within NNG Group F.

BOLTON / BURY & ROCHDALE / CHESHIRE / GREATER MANCHESTER / MACCLESFIELD / OLDHAM & TAMESIDE / STOCKPORT FRANCHISES


           Reference DMSU:  Manchester Bradley  (except Cheshire)
           Reference DMSU:  Warrington Wire     (Cheshire only)



NNG GROUP A
-----------
01484   01519   01618
NNG GROUP B
-----------
01298   01756
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01342  01344
01347   01352   01353  01354  01355  01357  01358  01360
01362   01367   01371  01372  01375  01376  01382  01383
01384   01389   01394  01398  01403  01404  01406  01412
01413   01414   01415  01416  01417  01418  01419  01422
01423   01425   01428  01429  01433  01438  01440  01442
01443   01444   01446  01449  01452  01453  01454  01455
01457   01458   01460  01462  01467  01473  01474  01477


Mercury-Nynex                   11 November 1996                   Page 1 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

01483   01487   01488  01489  01491  01493  01494  01495
01505   01506   01508  01509  01512  01513  01514  01515
01516   01517   01518  01525  01527  01530  01531  01535
01536   01538   01543  01554  01560  01562  01564  01565
01569   01572   01582  01590  01594  01603  01604  01609
01612   01613   01614  01616  01617  01619  01621  01622
01623   01625   01628  01630  01633  01634  01635  01636
01638   01639   01642  01651  01653  01661  01663  01664
01666   01670   01672  01675  01676  01684  01689  01692
01695   01698   01702  01703  01704  01705  01706  01707
01708   01709   01712  01713  01714  01715  01716  01717
01718   01719   01721  01727  01728  01730  01732  01733
01737   01740   01744  01746  01748  01753  01757  01759
01761   01763   01767  01772  01773  01775  01778  01780
01782   01784   01785  01787  01788  01793  01794  01795
01797   01799   01812  01813  01814  01815  01816  01817
01818   01819   01821  01823  01825  01826  01827  01828
01830   01832   01833  01844  01846  01849  01858  01865
01869   01875   01883  01884  01889  01895  01902  01903
01904   01908   01909  01912  01913  01914  01915  01920
01922   01923   01924  01925  01926  01928  01929  01932
01933   01934   01936  01937  01942  01943  01945  01949
01952   01953   01954  01959  01960  01962  01968  01977
01983   01984   01989  01992  01993
NNG GROUP E
-----------
01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295
01297   01299   01300  01301  01302  01304  01305  01308
01324   01328   01339  01356  01359  01363  01366  01373
01377   01379   01380  01386  01388  01392  01395  01396
01400   01405   01420  01424  01430  01432  01434  01435
01436   01439   01451  01475  01476  01480  01502  01522
01524   01529   01550  01553  01555  01558  01561  01563
01574   01575   01577  01580  01584  01592  01600  01606
01608   01620   01629  01643  01656  01665  01669  01674
01677   01685   01693  01694  01722  01738  01743  01745
01747   01749   01750  01751  01760  01762  01765  01769
01771   01777   01779  01786  01789  01798  01820  01824
01829   01842   01843  01845  01861  01868  01873  01874
01877   01885   01886  01888  01892  01899  01905  01935
01939   01944   01947  01948  01963  01969  01975  01978
01980   01981   01986
NNG GROUP F
-----------
01228   01237   01248  01261  01265  01271  01286  01288
01292   01309   01320  01326  01340  01341  01343  01346
01349   01350   01351  01361  01364  01365  01368  01369
01381   01387   01393  01397  01407  01408  01409  01431
01445   01450   01456  01461  01463  01465  01470  01471
01478   01479   01485  01490  01492  01496  01497  01499

Mercury-Nynex                   11 November 1996                   Page 2 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

01503   01504   01520  01528  01539  01540  01542  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01586
01588   01591   01597  01598  01626  01631  01637  01641
01644   01647   01655  01659  01667  01671  01678  01680
01681   01683   01686  01687  01688  01690  01691  01697
01700   01720   01726  01736  01752  01754  01758  01764
01766   01768   01770  01776  01790  01796  01803  01805
01806   01807   01808  01809  01822  01835  01837  01838
01840   01847   01848  01852  01862  01863  01864  01866
01870   01871   01872  01876  01878  01879  01880  01882
01887   01890   01900  01931  01938  01946  01950  01951
01955   01957   01967  01971  01972  01982  01985  01988
01997

BROMLEY FRANCHISE

Reference DMSU: London Grenville


NNG GROUP A
-----------
01883
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01342  01344
01347   01352   01353  01354  01355  01357  01358  01360
01362   01367   01371  01372  01375  01376  01382  01383
01384   01389   01394  01398  01403  01404  01406  01412
01413   01414   01415  01416  01417  01418  01419  01422
01423   01425   01428  01429  01433  01438  01440  01442
01443   01444   01446  01449  01452  01453  01454  01455
01457   01458   01460  01462  01467  01473  01474  01477
01483   01484   01487  01488  01489  01491  01493  01494
01495   01505   01506  01508  01509  01512  01513  01514
01515   01516   01517  01518  01519  01525  01527  01530
01531   01535   01536  01538  01543  01554  01560  01562
01564   01565   01569  01572  01582  01590  01594  01603
01604   01609   01612  01613  01614  01616  01617  01618
01619   01621   01622  01623  01625  01628  01630  01633
01634   01635   01636  01638  01639  01642  01651  01653
01661   01663   01664  01666  01670  01672  01675  01676
01684   01689   01692  01695  01698  01702  01703  01704


Mercury-Nynex                   11 November 1996                   Page 3 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

01705   01706   01707  01708  01709  01712  01713  01714
01715   01716   01717  01718  01719  01721  01727  01728
01730   01732   01733  01737  01740  01744  01746  01748
01753   01757   01759  01761  01763  01767  01772  01773
01775   01778   01780  01782  01784  01785  01787  01788
01793   01794   01795  01797  01799  01812  01813  01814
01815   01816   01817  01818  01819  01821  01823  01825
01826   01827   01828  01830  01832  01833  01844  01846
01849   01858   01865  01869  01875  01884  01889  01895
01902   01903   01904  01908  01909  01912  01913  01914
01915   01920   01922  01923  01924  01925  01926  01928
01929   01932   01933  01934  01936  01937  01942  01943
01945   01949   01952  01953  01954  01959  01960  01962
01968   01977   01983  01984  01989  01992  01993
NNG GROUP E
-----------
01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295
01297   01298   01299  01300  01301  01302  01304  01305
01308   01324   01328  01339  01356  01359  01363  01366
01373   01377   01379  01380  01386  01388  01392  01395
01396   01400   01405  01420  01424  01430  01432  01434
01435   01436   01439  01451  01475  01476  01480  01502
01522   01524   01529  01550  01553  01555  01558  01561
01563   01574   01575  01577  01580  01584  01592  01600
01606   01608   01620  01629  01643  01656  01665  01669
01674   01677   01685  01693  01694  01722  01738  01743
01745   01747   01749  01750  01751  01756  01760  01762
01765   01769   01771  01777  01779  01786  01789  01798
01820   01824   01829  01842  01843  01845  01861  01868
01873   01874   01877  01885  01886  01888  01892  01899
01905   01935   01939  01944  01947  01948  01963  01969
01975   01978   01980  01981  01986
NNG GROUP F
-----------
01228   01237   01248  01261  01265  01271  01286  01288
01292   01309   01320  01326  01340  01341  01343  01346
01349   01350   01351  01361  01364  01365  01368  01369
01381   01387   01393  01397  01407  01408  01409  01431
01445   01450   01456  01461  01463  01465  01470  01471
01478   01479   01485  01490  01492  01496  01497  01499
01503   01504   01520  01528  01539  01540  01542  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01586
01588   01591   01597  01598  01626  01631  01637  01641
01644   01647   01655  01659  01667  01671  01678  01680
01681   01683   01686  01687  01688  01690  01691  01697
01700   01720   01726  01736  01752  01754  01758  01764
01766   01768   01770  01776  01790  01796  01803  01805
01806   01807   01808  01809  01822  01835  01837  01838
01840   01847   01848  01852  01862  01863  01864  01866


Mercury-Nynex                   11 November 1996                   Page 4 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

01870   01871   01872  01876  01878  01879  01880  01882
01887   01890   01900  01931  01938  01946  01950  01951
01955   01957   01967  01971  01972  01982  01985  01988
01997

DERBY FRANCHISE

Reference DMSU: Nottingham Arrow


NNG GROUP A
-----------
01406   01623   01636  01775  01949
NNG GROUP B
-----------
01400   01476   01522  01529  01777
NNG GROUP C
-----------
01754   01790
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01342  01344
01347   01352   01353  01354  01355  01357  01358  01360
01362   01367   01371  01372  01375  01376  01382  01383
01384   01389   01394  01398  01403  01404  01412  01413
01414   01415   01416  01417  01418  01419  01422  01423
01425   01428   01429  01433  01438  01440  01442  01443
01444   01446   01449  01452  01453  01454  01455  01457
01458   01460   01462  01467  01473  01474  01477  01483
01484   01487   01488  01489  01491  01493  01494  01495
01505   01506   01508  01509  01512  01513  01514  01515
01516   01517   01518  01519  01525  01527  01530  01531
01535   01536   01538  01543  01554  01560  01562  01564
01565   01569   01572  01582  01590  01594  01603  01604
01609   01612   01613  01614  01616  01617  01618  01619
01621   01622   01625  01628  01630  01633  01634  01635
01638   01639   01642  01651  01653  01661  01663  01664
01666   01670   01672  01675  01676  01684  01689  01692
01695   01698   01702  01703  01704  01705  01706  01707
01708   01709   01712  01713  01714  01715  01716  01717
01718   01719   01721  01727  01728  01730  01732  01733
01737   01740   01744  01746  01748  01753  01757  01759


Mercury-Nynex                   11 November 1996                   Page 5 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

01761   01763   01767  01772  01773  01778  01780  01782
01784   01785   01787  01788  01793  01794  01795  01797
01799   01812   01813  01814  01815  01816  01817  01818
01819   01821   01823  01825  01826  01827  01828  01830
01832   01833   01844  01846  01849  01858  01865  01869
01875   01883   01884  01889  01895  01902  01903  01904
01908   01909   01912  01913  01914  01915  01920  01922
01923   01924   01925  01926  01928  01929  01932  01933
01934   01936   01937  01942  01943  01945  01952  01953
01954   01959   01960  01962  01968  01977  01983  01984
01989   01992   01993
NNG GROUP E
-----------
01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295
01297   01298   01299  01300  01301  01302  01304  01305
01308   01324   01328  01339  01356  01359  01363  01366
01373   01377   01379  01380  01386  01388  01392  01395
01396   01405   01420  01424  01430  01432  01434  01435
01436   01439   01451  01475  01480  01502  01524  01550
01553   01555   01558  01561  01563  01574  01575  01577
01580   01584   01592  01600  01606  01608  01620  01629
01643   01656   01665  01669  01674  01677  01685  01693
01694   01722   01738  01743  01745  01747  01749  01750
01751   01756   01760  01762  01765  01769  01771  01779
01786   01789   01798  01820  01824  01829  01842  01843
01845   01861   01868  01873  01874  01877  01885  01886
01888   01892   01899  01905  01935  01939  01944  01947
01948   01963   01969  01975  01978  01980  01981  01986
NNG GROUP F
-----------
01228   01237   01248  01261  01265  01271  01286  01288
01292   01309   01320  01326  01340  01341  01343  01346
01349   01350   01351  01361  01364  01365  01368  01369
01381   01387   01393  01397  01407  01408  01409  01431
01445   01450   01456  01461  01463  01465  01470  01471
01478   01479   01485  01490  01492  01496  01497  01499
01503   01504   01520  01528  01539  01540  01542  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01586
01588   01591   01597  01598  01626  01631  01637  01641
01644   01647   01655  01659  01667  01671  01678  01680
01681   01683   01686  01687  01688  01690  01691  01697
01700   01720   01726  01736  01752  01758  01764  01766
01768   01770   01776  01796  01803  01805  01806  01807
01808   01809   01822  01835  01837  01838  01840  01847
01848   01852   01862  01863  01864  01866  01870  01871
01872   01876   01878  01879  01880  01882  01887  01890
01900   01931   01938  01946  01950  01951  01955  01957
01967   01971   01972  01982  01985  01988  01997


Mercury-Nynex                   11 November 1996                   Page 6 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

EAST LANCASHIRE FRANCHISE

Reference DMSU: Preston Guild


NNG GROUP A
-----------
01254
NNG GROUP B
-----------
01200   01229   01282  01301  01339  01436  01524  01771
01779   01975
NNG GROUP C
-----------
01228   01309   01340  01343  01369  01499  01539  01542
01586   01631   01680  01681  01688  01697  01768  01807
01838   01852   01866  01879  01900  01931  01946  01951
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01255
01256   01257   01258  01263  01268  01270  01273  01274
01275   01276   01277  01278  01279  01280  01283  01285
01287   01291   01293  01296  01303  01306  01307  01312
01314   01315   01316  01322  01323  01327  01329  01330
01332   01333   01334  01335  01337  01342  01344  01347
01352   01353   01354  01355  01357  01358  01360  01362
01367   01371   01372  01375  01376  01382  01383  01384
01389   01394   01398  01403  01404  01406  01412  01413
01414   01415   01416  01417  01418  01419  01422  01423
01425   01428   01429  01433  01438  01440  01442  01443
01444   01446   01449  01452  01453  01454  01455  01457
01458   01460   01462  01467  01473  01474  01477  01483
01484   01487   01488  01489  01491  01493  01494  01495
01505   01506   01508  01509  01512  01513  01514  01515
01516   01517   01518  01519  01525  01527  01530  01531
01535   01536   01538  01543  01554  01560  01562  01564
01565   01569   01572  01582  01590  01594  01603  01604
01609   01612   01613  01614  01616  01617  01618  01619
01621   01622   01623  01625  01628  01630  01633  01634
01635   01636   01638  01639  01642  01651  01653  01661
01663   01664   01666  01670  01672  01675  01676  01684
01689   01692   01695  01698  01702  01703  01704  01705
01706   01707   01708  01709  01712  01713  01714  01715
01716   01717   01718  01719  01721  01727  01728  01730
01732   01733   01737  01740  01744  01746  01748  01753
01757   01759   01761  01763  01767  01772  01773  01775


Mercury-Nynex                   11 November 1996                   Page 7 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

01778   01780   01782  01784  01785  01787  01788  01793
01794   01795   01797  01799  01812  01813  01814  01815
01816   01817   01818  01819  01821  01823  01825  01826
01827   01828   01830  01832  01833  01844  01846  01849
01858   01865   01869  01875  01883  01884  01889  01895
01902   01903   01904  01908  01909  01912  01913  01914
01915   01920   01922  01923  01924  01925  01926  01928
01929   01932   01933  01934  01936  01937  01942  01943
01945   01949   01952  01953  01954  01959  01960  01962
01968   01977   01983  01984  01989  01992  01993
NNG GROUP E
-----------
01205   01233   01247  01250  01259  01260  01264  01266
01267   01284   01290  01294  01295  01297  01298  01299
01300   01302   01304  01305  01308  01324  01328  01356
01359   01363   01366  01373  01377  01379  01380  01386
01388   01392   01395  01396  01400  01405  01420  01424
01430   01432   01434  01435  01439  01451  01475  01476
01480   01502   01522  01529  01550  01553  01555  01558
01561   01563   01574  01575  01577  01580  01584  01592
01600   01606   01608  01620  01629  01643  01656  01665
01669   01674   01677  01685  01693  01694  01722  01738
01743   01745   01747  01749  01750  01751  01756  01760
01762   01765   01769  01777  01786  01789  01798  01820
01824   01829   01842  01843  01845  01861  01868  01873
01874   01877   01885  01886  01888  01892  01899  01905
01935   01939   01944  01947  01948  01963  01969  01978
01980   01981   01986
NNG GROUP F
-----------
01237   01248   01261  01265  01271  01286  01288  01292
01320   01326   01341  01346  01349  01350  01351  01361
01364   01365   01368  01381  01387  01393  01397  01407
01408   01409   01431  01445  01450  01456  01461  01463
01465   01470   01471  01478  01479  01485  01490  01492
01496   01497   01503  01504  01520  01528  01540  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01588
01591   01597   01598  01626  01637  01641  01644  01647
01655   01659   01667  01671  01678  01683  01686  01687
01690   01691   01700  01720  01726  01736  01752  01754
01758   01764   01766  01770  01776  01790  01796  01803
01805   01806   01808  01809  01822  01835  01837  01840
01847   01848   01862  01863  01864  01870  01871  01872
01876   01878   01880  01882  01887  01890  01938  01950
01955   01957   01967  01971  01972  01982  01985  01988
01997


Mercury-Nynex                   11 November 1996                   Page 8 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

SOLENT FRANCHISE

Reference DMSU: Portsmouth Nelson


NNG GROUP B
-----------
01420
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01342  01344
01347   01352   01353  01354  01355  01357  01358  01360
01362   01367   01371  01372  01375  01376  01382  01383
01384   01389   01394  01398  01403  01404  01406  01412
01413   01414   01415  01416  01417  01418  01419  01422
01423   01425   01428  01429  01433  01438  01440  01442
01443   01444   01446  01449  01452  01453  01454  01455
01457   01458   01460  01462  01467  01473  01474  01477
01483   01484   01487  01488  01489  01491  01493  01494
01495   01505   01506  01508  01509  01512  01513  01514
01515   01516   01517  01518  01519  01525  01527  01530
01531   01535   01536  01538  01543  01554  01560  01562
01564   01565   01569  01572  01582  01590  01594  01603
01604   01609   01612  01613  01614  01616  01617  01618
01619   01621   01622  01623  01625  01628  01630  01633
01634   01635   01636  01638  01639  01642  01651  01653
01661   01663   01664  01666  01670  01672  01675  01676
01684   01689   01692  01695  01698  01702  01703  01704
01705   01706   01707  01708  01709  01712  01713  01714
01715   01716   01717  01718  01719  01721  01727  01728
01730   01732   01733  01737  01740  01744  01746  01748
01753   01757   01759  01761  01763  01767  01772  01773
01775   01778   01780  01782  01784  01785  01787  01788
01793   01794   01795  01797  01799  01812  01813  01814
01815   01816   01817  01818  01819  01821  01823  01825
01826   01827   01828  01830  01832  01833  01844  01846
01849   01858   01865  01869  01875  01883  01884  01889
01895   01902   01903  01904  01908  01909  01912  01913
01914   01915   01920  01922  01923  01924  01925  01926
01928   01929   01932  01933  01934  01936  01937  01942
01943   01945   01949  01952  01953  01954  01959  01960
01962   01968   01977  01983  01984  01989  01992  01993


Mercury-Nynex                   11 November 1996                   Page 9 of 28
Interconnect Agreement                                   Schedule 4, NNG Groups

NNG GROUP E
-----------
01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295
01297   01298   01299  01300  01301  01302  01304  01305
01308   01324   01328  01339  01356  01359  01363  01366
01373   01377   01379  01380  01386  01388  01392  01395
01396   01400   01405  01424  01430  01432  01434  01435
01436   01439   01451  01475  01476  01480  01502  01522
01524   01529   01550  01553  01555  01558  01561  01563
01574   01575   01577  01580  01584  01592  01600  01606
01608   01620   01629  01643  01656  01665  01669  01674
01677   01685   01693  01694  01722  01738  01743  01745
01747   01749   01750  01751  01756  01760  01762  01765
01769   01771   01777  01779  01786  01789  01798  01820
01824   01829   01842  01843  01845  01861  01868  01873
01874   01877   01885  01886  01888  01892  01899  01905
01935   01939   01944  01947  01948  01963  01969  01975
01978   01980   01981  01986
NNG GROUP F
-----------
01228   01237   01248  01261  01265  01271  01286  01288
01292   01309   01320  01326  01340  01341  01343  01346
01349   01350   01351  01361  01364  01365  01368  01369
01381   01387   01393  01397  01407  01408  01409  01431
01445   01450   01456  01461  01463  01465  01470  01471
01478   01479   01485  01490  01492  01496  01497  01499
01503   01504   01520  01528  01539  01540  01542  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01586
01588   01591   01597  01598  01626  01631  01637  01641
01644   01647   01655  01659  01667  01671  01678  01680
01681   01683   01686  01687  01688  01690  01691  01697
01700   01720   01726  01736  01752  01754  01758  01764
01766   01768   01770  01776  01790  01796  01803  01805
01806   01807   01808  01809  01822  01835  01837  01838
01840   01847   01848  01852  01862  01863  01864  01866
01870   01871   01872  01876  01878  01879  01880  01882
01887   01890   01900  01931  01938  01946  01950  01951
01955   01957   01967  01971  01972  01982  01985  01988
01997


Mercury-Nynex                   11 November 1996                   Page 10 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

STAFFORDSHIRE FRANCHISE

Reference DMSU: Stoke Bennett


NNG GROUP A
-----------
01477   01538   01889  01936
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01342  01344
01347   01352   01353  01354  01355  01357  01358  01360
01362   01367   01371  01372  01375  01376  01382  01383
01384   01389   01394  01398  01403  01404  01406  01412
01413   01414   01415  01416  01417  01418  01419  01422
01423   01425   01428  01429  01433  01438  01440  01442
01443   01444   01446  01449  01452  01453  01454  01455
01457   01458   01460  01462  01467  01473  01474  01483
01484   01487   01488  01489  01491  01493  01494  01495
01505   01506   01508  01509  01512  01513  01514  01515
01516   01517   01518  01519  01525  01527  01530  01531
01535   01536   01543  01554  01560  01562  01564  01565
01569   01572   01582  01590  01594  01603  01604  01609
01612   01613   01614  01616  01617  01618  01619  01621
01622   01623   01625  01628  01630  01633  01634  01635
01636   01638   01639  01642  01651  01653  01661  01663
01664   01666   01670  01672  01675  01676  01684  01689
01692   01695   01698  01702  01703  01704  01705  01706
01707   01708   01709  01712  01713  01714  01715  01716
01717   01718   01719  01721  01727  01728  01730  01732
01733   01737   01740  01744  01746  01748  01753  01757
01759   01761   01763  01767  01772  01773  01775  01778
01780   01782   01784  01785  01787  01788  01793  01794
01795   01797   01799  01812  01813  01814  01815  01816
01817   01818   01819  01821  01823  01825  01826  01827
01828   01830   01832  01833  01844  01846  01849  01858
01865   01869   01875  01883  01884  01895  01902  01903
01904   01908   01909  01912  01913  01914  01915  01920
01922   01923   01924  01925  01926  01928  01929  01932
01933   01934   01937  01942  01943  01945  01949  01952
01953   01954   01959  01960  01962  01968  01977  01983
01984   01989   01992  01993
NNG GROUP E
-----------


Mercury-Nynex                   11 November 1996                   Page 11 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295
01297   01298   01299  01300  01301  01302  01304  01305
01308   01324   01328  01339  01356  01359  01363  01366
01373   01377   01379  01380  01386  01388  01392  01395
01396   01400   01405  01420  01424  01430  01432  01434
01435   01436   01439  01451  01475  01476  01480  01502
01522   01524   01529  01550  01553  01555  01558  01561
01563   01574   01575  01577  01580  01584  01592  01600
01606   01608   01620  01629  01643  01656  01665  01669
01674   01677   01685  01693  01694  01722  01738  01743
01745   01747   01749  01750  01751  01756  01760  01762
01765   01769   01771  01777  01779  01786  01789  01798
01820   01824   01829  01842  01843  01845  01861  01868
01873   01874   01877  01885  01886  01888  01892  01899
01905   01935   01939  01944  01947  01948  01963  01969
01975   01978   01980  01981  01986
NNG GROUP F
-----------
01228   01237   01248  01261  01265  01271  01286  01288
01292   01309   01320  01326  01340  01341  01343  01346
01349   01350   01351  01361  01364  01365  01368  01369
01381   01387   01393  01397  01407  01408  01409  01431
01445   01450   01456  01461  01463  01465  01470  01471
01478   01479   01485  01490  01492  01496  01497  01499
01503   01504   01520  01528  01539  01540  01542  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01586
01588   01591   01597  01598  01626  01631  01637  01641
01644   01647   01655  01659  01667  01671  01678  01680
01681   01683   01686  01687  01688  01690  01691  01697
01700   01720   01726  01736  01752  01754  01758  01764
01766   01768   01770  01776  01790  01796  01803  01805
01806   01807   01808  01809  01822  01835  01837  01838
01840   01847   01848  01852  01862  01863  01864  01866
01870   01871   01872  01876  01878  01879  01880  01882
01887   01890   01900  01931  01938  01946  01950  01951
01955   01957   01967  01971  01972  01982  01985  01988
01997


Mercury-Nynex                   11 November 1996                   Page 12 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

SURREY FRANCHISE

Reference DMSU: London Cromwell


NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01342  01344
01347   01352   01353  01354  01355  01357  01358  01360
01362   01367   01371  01372  01375  01376  01382  01383
01384   01389   01394  01398  01403  01404  01406  01412
01413   01414   01415  01416  01417  01418  01419  01422
01423   01425   01428  01429  01433  01438  01440  01442
01443   01444   01446  01449  01452  01453  01454  01455
01457   01458   01460  01462  01467  01473  01474  01477
01483   01484   01487  01488  01489  01491  01493  01494
01495   01505   01506  01508  01509  01512  01513  01514
01515   01516   01517  01518  01519  01525  01527  01530
01531   01535   01536  01538  01543  01554  01560  01562
01564   01565   01569  01572  01582  01590  01594  01603
01604   01609   01612  01613  01614  01616  01617  01618
01619   01621   01622  01623  01625  01628  01630  01633
01634   01635   01636  01638  01639  01642  01651  01653
01661   01663   01664  01666  01670  01672  01675  01676
01684   01689   01692  01695  01698  01702  01703  01704
01705   01706   01707  01708  01709  01712  01713  01714
01715   01716   01717  01718  01719  01721  01727  01728
01730   01732   01733  01737  01740  01744  01746  01748
01753   01757   01759  01761  01763  01767  01772  01773
01775   01778   01780  01782  01784  01785  01787  01788
01793   01794   01795  01797  01799  01812  01813  01814
01815   01816   01817  01818  01819  01821  01823  01825
01826   01827   01828  01830  01832  01833  01844  01846
01849   01858   01865  01869  01875  01883  01884  01889
01895   01902   01903  01904  01908  01909  01912  01913
01914   01915   01920  01922  01923  01924  01925  01926
01928   01929   01932  01933  01934  01936  01937  01942
01943   01945   01949  01952  01953  01954  01959  01960
01962   01968   01977  01983  01984  01989  01992  01993
NNG GROUP E
-----------
01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295


Mercury-Nynex                   11 November 1996                   Page 13 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

01297   01298   01299  01300  01301  01302  01304  01305
01308   01324   01328  01339  01356  01359  01363  01366
01373   01377   01379  01380  01386  01388  01392  01395
01396   01400   01405  01420  01424  01430  01432  01434
01435   01436   01439  01451  01475  01476  01480  01502
01522   01524   01529  01550  01553  01555  01558  01561
01563   01574   01575  01577  01580  01584  01592  01600
01606   01608   01620  01629  01643  01656  01665  01669
01674   01677   01685  01693  01694  01722  01738  01743
01745   01747   01749  01750  01751  01756  01760  01762
01765   01769   01771  01777  01779  01786  01789  01798
01820   01824   01829  01842  01843  01845  01861  01868
01873   01874   01877  01885  01886  01888  01892  01899
01905   01935   01939  01944  01947  01948  01963  01969
01975   01978   01980  01981  01986
NNG GROUP F
-----------
01228   01237   01248  01261  01265  01271  01286  01288
01292   01309   01320  01326  01340  01341  01343  01346
01349   01350   01351  01361  01364  01365  01368  01369
01381   01387   01393  01397  01407  01408  01409  01431
01445   01450   01456  01461  01463  01465  01470  01471
01478   01479   01485  01490  01492  01496  01497  01499
01503   01504   01520  01528  01539  01540  01542  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01586
01588   01591   01597  01598  01626  01631  01637  01641
01644   01647   01655  01659  01667  01671  01678  01680
01681   01683   01686  01687  01688  01690  01691  01697
01700   01720   01726  01736  01752  01754  01758  01764
01766   01768   01770  01776  01790  01796  01803  01805
01806   01807   01808  01809  01822  01835  01837  01838
01840   01847   01848  01852  01862  01863  01864  01866
01870   01871   01872  01876  01878  01879  01880  01882
01887   01890   01900  01931  01938  01946  01950  01951
01955   01957   01967  01971  01972  01982  01985  01988
01997


Mercury-Nynex                   11 November 1996                   Page 14 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

SUSSEX FRANCHISE

Reference DMSU: Crawley Newtown


NNG GROUP A
-----------
01342   01797   01825
NNG GROUP B
-----------
01435   01580
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01344  01347
01352   01353   01354  01355  01357  01358  01360  01362
01367   01371   01372  01375  01376  01382  01383  01384
01389   01394   01398  01403  01404  01406  01412  01413
01414   01415   01416  01417  01418  01419  01422  01423
01425   01428   01429  01433  01438  01440  01442  01443
01444   01446   01449  01452  01453  01454  01455  01457
01458   01460   01462  01467  01473  01474  01477  01483
01484   01487   01488  01489  01491  01493  01494  01495
01505   01506   01508  01509  01512  01513  01514  01515
01516   01517   01518  01519  01525  01527  01530  01531
01535   01536   01538  01543  01554  01560  01562  01564
01565   01569   01572  01582  01590  01594  01603  01604
01609   01612   01613  01614  01616  01617  01618  01619
01621   01622   01623  01625  01628  01630  01633  01634
01635   01636   01638  01639  01642  01651  01653  01661
01663   01664   01666  01670  01672  01675  01676  01684
01689   01692   01695  01698  01702  01703  01704  01705
01706   01707   01708  01709  01712  01713  01714  01715
01716   01717   01718  01719  01721  01727  01728  01730
01732   01733   01737  01740  01744  01746  01748  01753
01757   01759   01761  01763  01767  01772  01773  01775
01778   01780   01782  01784  01785  01787  01788  01793
01794   01795   01799  01812  01813  01814  01815  01816
01817   01818   01819  01821  01823  01826  01827  01828
01830   01832   01833  01844  01846  01849  01858  01865
01869   01875   01883  01884  01889  01895  01902  01903
01904   01908   01909  01912  01913  01914  01915  01920
01922   01923   01924  01925  01926  01928  01929  01932
01933   01934   01936  01937  01942  01943  01945  01949


Mercury-Nynex                   11 November 1996                   Page 15 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

01952   01953   01954  01959  01960  01962  01968  01977
01983   01984   01989  01992  01993
NNG GROUP E
-----------
01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295
01297   01298   01299  01300  01301  01302  01304  01305
01308   01324   01328  01339  01356  01359  01363  01366
01373   01377   01379  01380  01386  01388  01392  01395
01396   01400   01405  01420  01424  01430  01432  01434
01436   01439   01451  01475  01476  01480  01502  01522
01524   01529   01550  01553  01555  01558  01561  01563
01574   01575   01577  01584  01592  01600  01606  01608
01620   01629   01643  01656  01665  01669  01674  01677
01685   01693   01694  01722  01738  01743  01745  01747
01749   01750   01751  01756  01760  01762  01765  01769
01771   01777   01779  01786  01789  01798  01820  01824
01829   01842   01843  01845  01861  01868  01873  01874
01877   01885   01886  01888  01892  01899  01905  01935
01939   01944   01947  01948  01963  01969  01975  01978
01980   01981   01986
NNG GROUP F
-----------
01228   01237   01248  01261  01265  01271  01286  01288
01292   01309   01320  01326  01340  01341  01343  01346
01349   01350   01351  01361  01364  01365  01368  01369
01381   01387   01393  01397  01407  01408  01409  01431
01445   01450   01456  01461  01463  01465  01470  01471
01478   01479   01485  01490  01492  01496  01497  01499
01503   01504   01520  01528  01539  01540  01542  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01586
01588   01591   01597  01598  01626  01631  01637  01641
01644   01647   01655  01659  01667  01671  01678  01680
01681   01683   01686  01687  01688  01690  01691  01697
01700   01720   01726  01736  01752  01754  01758  01764
01766   01768   01770  01776  01790  01796  01803  01805
01806   01807   01808  01809  01822  01835  01837  01838
01840   01847   01848  01852  01862  01863  01864  01866
01870   01871   01872  01876  01878  01879  01880  01882
01887   01890   01900  01931  01938  01946  01950  01951
01955   01957   01967  01971  01972  01982  01985  01988
01997


Mercury-Nynex                   11 November 1996                   Page 16 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

WESSEX FRANCHISE


Reference DMSU: Salisbury Sarum


NNG GROUP B
-----------
01300   01305   01308  01749  01963
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01342  01344
01347   01352   01353  01354  01355  01357  01358  01360
01362   01367   01371  01372  01375  01376  01382  01383
01384   01389   01394  01398  01403  01404  01406  01412
01413   01414   01415  01416  01417  01418  01419  01422
01423   01425   01428  01429  01433  01438  01440  01442
01443   01444   01446  01449  01452  01453  01454  01455
01457   01458   01460  01462  01467  01473  01474  01477
01483   01484   01487  01488  01489  01491  01493  01494
01495   01505   01506  01508  01509  01512  01513  01514
01515   01516   01517  01518  01519  01525  01527  01530
01531   01535   01536  01538  01543  01554  01560  01562
01564   01565   01569  01572  01582  01590  01594  01603
01604   01609   01612  01613  01614  01616  01617  01618
01619   01621   01622  01623  01625  01628  01630  01633
01634   01635   01636  01638  01639  01642  01651  01653
01661   01663   01664  01666  01670  01672  01675  01676
01684   01689   01692  01695  01698  01702  01703  01704
01705   01706   01707  01708  01709  01712  01713  01714
01715   01716   01717  01718  01719  01721  01727  01728
01730   01732   01733  01737  01740  01744  01746  01748
01753   01757   01759  01761  01763  01767  01772  01773
01775   01778   01780  01782  01784  01785  01787  01788
01793   01794   01795  01797  01799  01812  01813  01814
01815   01816   01817  01818  01819  01821  01823  01825
01826   01827   01828  01830  01832  01833  01844  01846
01849   01858   01865  01869  01875  01883  01884  01889
01895   01902   01903  01904  01908  01909  01912  01913
01914   01915   01920  01922  01923  01924  01925  01926
01928   01929   01932  01933  01934  01936  01937  01942
01943   01945   01949  01952  01953  01954  01959  01960
01962   01968   01977  01983  01984  01989  01992  01993



Mercury-Nynex                   11 November 1996                   Page 17 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups


NNG GROUP E
-----------
01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295
01297   01298   01299  01301  01302  01304  01324  01328
01339   01356   01359  01363  01366  01373  01377  01379
01380   01386   01388  01392  01395  01396  01400  01405
01420   01424   01430  01432  01434  01435  01436  01439
01451   01475   01476  01480  01502  01522  01524  01529
01550   01553   01555  01558  01561  01563  01574  01575
01577   01580   01584  01592  01600  01606  01608  01620
01629   01643   01656  01665  01669  01674  01677  01685
01693   01694   01722  01738  01743  01745  01747  01750
01751   01756   01760  01762  01765  01769  01771  01777
01779   01786   01789  01798  01820  01824  01829  01842
01843   01845   01861  01868  01873  01874  01877  01885
01886   01888   01892  01899  01905  01935  01939  01944
01947   01948   01969  01975  01978  01980  01981  01986
NNG GROUP F
-----------
01228   01237   01248  01261  01265  01271  01286  01288
01292   01309   01320  01326  01340  01341  01343  01346
01349   01350   01351  01361  01364  01365  01368  01369
01381   01387   01393  01397  01407  01408  01409  01431
01445   01450   01456  01461  01463  01465  01470  01471
01478   01479   01485  01490  01492  01496  01497  01499
01503   01504   01520  01528  01539  01540  01542  01544
01546   01547   01548  01549  01551  01556  01557  01566
01567   01568   01571  01576  01579  01581  01583  01586
01588   01591   01597  01598  01626  01631  01637  01641
01644   01647   01655  01659  01667  01671  01678  01680
01681   01683   01686  01687  01688  01690  01691  01697
01700   01720   01726  01736  01752  01754  01758  01764
01766   01768   01770  01776  01790  01796  01803  01805
01806   01807   01808  01809  01822  01835  01837  01838
01840   01847   01848  01852  01862  01863  01864  01866
01870   01871   01872  01876  01878  01879  01880  01882
01887   01890   01900  01931  01938  01946  01950  01951
01955   01957   01967  01971  01972  01982  01985  01988
01997


Mercury-Nynex                   11 November 1996                   Page 18 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

WIRRAL FRANCHISE


Reference DMSU: Liverpool Crystal


NNG GROUP A
-----------
01513   01514   01515  01516  01517  01519  01695  01744
NNG GROUP B
-----------
01745   01829
NNG GROUP C
-----------
01248   01286   01407  01492  01690  01758  01766
NNG GROUP D
-----------
01132   01142   01159  01162  01179  01189  01202  01203
01204   01206   01207  01208  01209  01212  01213  01214
01215   01216   01217  01222  01223  01224  01225  01226
01227   01232   01234  01235  01236  01238  01241  01242
01243   01244   01245  01246  01249  01252  01253  01254
01255   01256   01257  01258  01263  01268  01270  01273
01274   01275   01276  01277  01278  01279  01280  01283
01285   01287   01291  01293  01296  01303  01306  01307
01312   01314   01315  01316  01322  01323  01327  01329
01330   01332   01333  01334  01335  01337  01342  01344
01347   01352   01353  01354  01355  01357  01358  01360
01362   01367   01371  01372  01375  01376  01382  01383
01384   01389   01394  01398  01403  01404  01406  01412
01413   01414   01415  01416  01417  01418  01419  01422
01423   01425   01428  01429  01433  01438  01440  01442
01443   01444   01446  01449  01452  01453  01454  01455
01457   01458   01460  01462  01467  01473  01474  01477
01483   01484   01487  01488  01489  01491  01493  01494
01495   01505   01506  01508  01509  01512  01518  01525
01527   01530   01531  01535  01536  01538  01543  01554
01560   01562   01564  01565  01569  01572  01582  01590
01594   01603   01604  01609  01612  01613  01614  01616
01617   01618   01619  01621  01622  01623  01625  01628
01630   01633   01634  01635  01636  01638  01639  01642
01651   01653   01661  01663  01664  01666  01670  01672
01675   01676   01684  01689  01692  01698  01702  01703
01704   01705   01706  01707  01708  01709  01712  01713
01714   01715   01716  01717  01718  01719  01721  01727
01728   01730   01732  01733  01737  01740  01746  01748
01753   01757   01759  01761  01763  01767  01772  01773
01775   01778   01780  01782  01784  01785  01787  01788
01793   01794   01795  01797  01799  01812  01813  01814
01815   01816   01817  01818  01819  01821  01823  01825
01826   01827   01828  01830  01832  01833  01844  01846



Mercury-Nynex                   11 November 1996                   Page 19 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

01849   01858   01865  01869  01875  01883  01884  01889
01895   01902   01903  01904  01908  01909  01912  01913
01914   01915   01920  01922  01923  01924  01925  01926
01928   01929   01932  01933  01934  01936  01937  01942
01943   01945   01949  01952  01953  01954  01959  01960
01962   01968   01977  01983  01984  01989  01992  01993
NNG GROUP E
-----------
01200   01205   01229  01233  01247  01250  01259  01260
01264   01266   01267  01282  01284  01290  01294  01295
01297   01298   01299  01300  01301  01302  01304  01305
01308   01324   01328  01339  01356  01359  01363  01366
01373   01377   01379  01380  01386  01388  01392  01395
01396   01400   01405  01420  01424  01430  01432  01434
01435   01436   01439  01451  01475  01476  01480  01502
01522   01524   01529  01550  01553  01555  01558  01561
01563   01574   01575  01577  01580  01584  01592  01600
01606   01608   01620  01629  01643  01656  01665  01669
01674   01677   01685  01693  01694  01722  01738  01743
01747   01749   01750  01751  01756  01760  01762  01765
01769   01771   01777  01779  01786  01789  01798  01820
01824   01842   01843  01845  01861  01868  01873  01874
01877   01885   01886  01888  01892  01899  01905  01935
01939   01944   01947  01948  01963  01969  01975  01978
01980   01981   01986
NNG GROUP F
-----------
01228   01237   01261  01265  01271  01288  01292  01309
01320   01326   01340  01341  01343  01346  01349  01350
01351   01361   01364  01365  01368  01369  01381  01387
01393   01397   01408  01409  01431  01445  01450  01456
01461   01463   01465  01470  01471  01478  01479  01485
01490   01496   01497  01499  01503  01504  01520  01528
01539   01540   01542  01544  01546  01547  01548  01549
01551   01556   01557  01566  01567  01568  01571  01576
01579   01581   01583  01586  01588  01591  01597  01598
01626   01631   01637  01641  01644  01647  01655  01659
01667   01671   01678  01680  01681  01683  01686  01687
01688   01691   01697  01700  01720  01726  01736  01752
01754   01764   01768  01770  01776  01790  01796  01803
01805   01806   01807  01808  01809  01822  01835  01837
01838   01840   01847  01848  01852  01862  01863  01864
01866   01870   01871  01872  01876  01878  01879  01880
01882   01887   01890  01900  01931  01938  01946  01950
01951   01955   01957  01967  01971  01972  01982  01985
01988   01997


Mercury-Nynex                   11 November 1996                   Page 20 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

       1.2  NATIONAL NUMBER GROUPS FOR NATIONAL CALLS TO A NYNEX NETWORK
            ------------------------------------------------------------
            TERMINATING POINT
            ------------------------------------------------------------


NNG  GROUP A

BOLTON / BURY & ROCHDALE / CHESHIRE / GREATER MANCHESTER / MACCLESFIELD
/    OLDHAM & TAMESIDE / STOCKPORT FRANCHISES


01204     40, 41, 42, 43, 45
01457     55, 56, 57
0151      510, 511

0161 (279), 280, 281, 282, 283, 284, 285, 286, 287, 288, 290, 291, 292, 293,
     294, 295, 345, (355), 374, 610, 611, 612, (613), (614), 630, 631, 661,
     666, 718, 950, 959

01625     25, 26, 27, (28), 62
01706     66, 67, 72
01925     45, 47, 48, 49
01928     77, 82, 83, 84
01942     63, 79


BROMLEY FRANCHISE


01689     60, 61, 62, 81
01959     59, 70, 71
0181      249, 289, 325, 353, 402, 711


DERBY FRANCHISE

01332 23, 60, 72, 73, 74

EAST LANCASHIRE FRANCHISE

01254 60, 61, 62, 63, 64, 72
01282 70, 71, 72, 73, 74, 82

SOLENT FRANCHISE


01243     43
01329     31, 51
01428     28
01489     48, 49, 60
01703     54, 56
01705     34, 35, 36, 42, 61, 64, 71, 78, 79
01730     30, 73


STAFFORDSHIRE FRANCHISE

01782 23, 24, 25, 85, 86


Mercury-Nynex                   11 November 1996                   Page 21 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

SURREY FRANCHISE


01306    50, 60
01344    43
01372    20, 21, 80, 81
01737    21, 27, 28, 29
01784    74, 75
0181     224, 716, 873
01883    37, 38, 39
01932    42, 43, 70, 88


SUSSEX FRANCHISE

01273 23, 27, 29, 38, 70, 88
01903 52, 53, 60, 61, 62

WESSEX FRANCHISE

01202 24, 25, 26, 38, 77
01425 25

WIRRAL FRANCHISE


01244    42, 44
0151     200, 201, 512, 513, 514
01928    87, 88



Notes

NYNEX number ranges in brackets () are not yet in service.


Mercury-Nynex                   11 November 1996                   Page 22 of 28
Interconnect Agreement                                 Schedule 4, NNG Groups

2 INTERNATIONAL COUNTRY CODES



Afghanistan (1)                 93
Albania (1)                     355
Algeria                         213, 214, 215
Andorra (France)                376
Angola                          244
Anguilla                        1 809 497
Antigua & Barbuda               1 809 (460-464, 480, 960)
Antilles (Netherlands)          599
Argentina                       54
Armenia                         374
Aruba                           297
Ascension Island                247
Australia                       61
Australian External
Territories (Antartica) (1)     672 1
Austria                         43
Azerbaijan                      994
Azores (Portugal)               351
Bahamas                         1 809 (321-329, 331-339, 341-349 (ex 343),
                                351-359, 361-369, 373, 392, 393, 394)
Bahrain                         973
Bangladesh                      880
Barbados (until Jan 97)         1 809 (228-230, 420-439)
(from Jul 96)                   1 246
Belarus                         7015-7017, 7021-7023, 375
Belgium                         32
Belize                          501
Benin                           229
Bermuda (until Sep 96)          1 809 (231-239, 291-299)
(from Oct 95)                   1 441
Bhutan (1)                      975
Bolivia                         591
Bosnia-Hercegovinia             387
Botswana                        267
Brazil                          55
Brunei Darussalam               673
Bulgaria                        359
Burkina Faso                    226
Burundi                         257
Cambodia                        855
Cameroon                        237
Canada                          1 NPA
Cape Verde                      238



Mercury-Nynex                   11 November 1996                   Page 23 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

Cayman Islands                  1 809 (945, 947-949)
Central African Republic        236
Chad                            235
Chatham Islands (1)             643
Chile                           56
China                           86
Christmas Islands               619164
Cocos Islands                   619162
Colombia                        57
Comoros Islands (1)             269
Congo                           242
Cook Islands                    682
Costa Rica                      506
Cote D'Ivoire                   225
Croatia                         385
Cuba                            53
Cyprus                          357, 905
Czech Republic                  42
Denmark                         45
Diego Garcia                    246
Djibouti                        253
Dominica                        1 809 (445-449)
Dominican Republic              1 809 (220-227, 240-247, 320, 470-479,
                                521-549, 550-569 (ex 555), 571-590, 591-599,
                                681-689, 970,971)
Easter Island                   563
Ecuador                         593
Egypt                           20
El Salvador                     503
Equatorial Guinea               240
Eritrea                         291
Estonia                         3722-3727
Ethiopia                        251
Falkland Islands                500
Faroe Islands                   298
Fiji                            679
Finland                         358
France                          33
French Guiana                   594
French Polynesia                689
Gabon                           241
Gambia                          220
Georgia                         7880-7884, 7888, 995
Germany                         49
Ghana                           233
Gibraltar                       350

Mercury-Nynex                   11 November 1996                   Page 24 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

Greece                          30
Greenland                       299
Grenada (including Carriacou)   1 809 (440-444)
Guadeloupe                      590
Guam                            671
Guatemala                       502
Guinea                          224
Guinea Bissau                   245
Guyana                          592
Haiti                           509
Honduras                        504
Hong Kong                       852
Hungary                         36
Iceland                         354
India                           91
Indonesia                       62
Iran                            98
Iraq                            964
Ireland (Eire)                  353
Israel                          972
Italy (including Vatican City)  39
Jamaica                         1 809 (921-929, 931-933, 935-938, 942-944,
                                951-958, 962-969, 972-979, 982-988, 992-999)
Japan                           81
Jordan                          962
Kazakhstan                      7310-7318, 732, 7336
Kenya                           254
Kiribati                        686
Korea (North)                   850
Korea (South)                   82
Kuwait                          965
Kyrgyzstan                      7319, 7331, 7332, 7334, 7335
Laos (1)                        856
Latvia                          371
Lebanon                         961
Lesotho                         266
Liberia                         231
Libya                           218
Liechtenstein                   41
Lithuania                       370
Luxembourg                      352
Macao                           853
Macedonia                       389
Madagascar                      261
Madeira (Portugal)              351 91
Malawi                          265


Mercury-Nynex                   11 November 1996                   Page 25 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

Malaysia                        60
Maldives                        960
Mali                            223
Malta                           356
Marshall Islands                692
Martinique                      596
Mauritania                      222
Mauritius                       230
Mexico                          52
Micronesia                      691
Midway Island (1)               6998
Moldova                         373
Monaco (France)                 33
Mongolia                        976
Montserrat                      1 809 (491,492)
Morocco                         212
Mozambique                      258
Myanmar (formerly Burma)        95
Namibia                         264
Nauru                           674
Nepal                           977
Netherlands                     31
New Caledonia                   687
New Zealand                     64
Nicaragua                       505
Niger                           227
Nigeria                         234
Niue Island (1)                 683
Norfolk Island                  672 3
North Mariana Island            670
Norway                          47
Oman                            968
Pakistan                        92
Palau                           680
Panama                          507
Papua New Guinea                675
Paraguay                        595
Peru                            51
Philippines                     63
Pitcairn Islands (1)            6982
Poland                          48
Portugal                        351
                                1 809 (250-289, 371-379, 380-391, 395-399,
Puerto Rico                     720-769, 780-799, 820-899
(from Mar 96)                   1 787
Qatar                           974


Mercury-Nynex                   11 November 1996                   Page 26 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

Reunion                         262
Rodriguez Islands               230
Romania                         40
Russia (average)                7
Rwanda                          250
Samoa (US)                      684
San Marino                      39 549
Sao Tome (1) & Principe         239
Saudi Arabia                    966
Senegal                         221
Serbia                          381
Seychelles                      248
Sierra Leone                    232
Singapore                       65
Slovakia                        42
Slovenia                        386
Solomon Islands                 677
Somalia                         252
South Africa                    27
Spain                           34
Sri Lanka                       94
St Helena                       290
St Kitts & Nevis                1 809 (465-469)
St Lucia                        1 809 (450-455, 459, 484)
St Pierre & Miquelon            508
St Vincent & The Grenadines     1 809 (456-458, 493)
Sudan                           249
Suriname                        597
Swaziland                       268
Sweden                          46
Switzerland                     41
Syria                           963
Taiwan                          886
Tajikistan                      7377, 7379, 7431, 7433,
Tanzania                        255
Thailand                        66
Togo                            228
Tonga                           676
Trinidad & Tobago               1 809 (620-680 [ex 626, 631, 641, 651, 661])
Tristan Da Cunha (1)            2897
Tunisia                         216
Turkey                          90
Turkmenistan                    7360, 7363, 7370, 7378, 7432, 7597
Turks & Caicos Islands          1 809 (941, 946)
Tuvalu (1)                      688
Uganda                          256


Mercury-Nynex                   11 November 1996                   Page 27 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

Ukraine                         703, 704, 705, 706, 380
United Arab Emirates            971
Uruguay                         598
USA (2)                         1 NPA
Uzbekistan                      7361, 7362, 7365-7369, 7371-7376, 7434, 7436,
Vanuatu                         678
Venezuela                       58
Vietnam                         84
Virgin Islands (British)        1 809 (494-496)
Virgin Islands (US)             1 809 (690-693, 771-779)
Wake Island (1)                 6992
Wallis & Futuna (1)             681
Western Samoa                   685
Yemen (AR & PDR)                967
Yugoslavia                      381
Zaire                           243
Zambia                          260
Zimbabwe                        263

Notes

(1) No direct dial facility but available via operator when NYNEX takes operator service

(2)  Calls prefixed 00 1 800 are charged at USA rate


Mercury-Nynex                   11 November 1996                   Page 28 of 28
Interconnect Agreement                                    Schedule 4, NNG Groups

                         MERCURY COMMUNICATIONS LIMITED

                                      AND

                            NYNEX CABLECOMMS LIMITED






                            TECHNICAL SPECIFICATIONS

                                   APPENDIX 1



Mercury-Nynex                   11 November 1996                   Page 1 of 7
Interconnect Agreement                    Appendix 1, Technical Specifications

                 APPENDIX 1 - TECHNICAL AND OPERATIONAL MATTERS

1 General

1.1 The guidelines for network performance, technical specifications, interface standards, switching principles and other technical and operational matters for the implementation of this Agreement are specified in the Manuals. These Manuals constitute best working practice but are not legally binding upon the Parties.

1.2 Each Party shall maintain a 24 hour point of contact to give operational assistance in resolving problems that arise with Calls destined to each Party's System

1.3 The Mercury System and the NYNEX System shall use digital transmission and switching technology for Interconnection.

1.4 In the practical implementation of Interconnection the Parties shall at all times apply standards and operating guidelines which in the first instance have due regard to any legal requirements imposed upon them and thereafter wherever practicable shall apply the relevant international standards (in particular but not limited to those of ITU-T). Where alternative international standards exist, in making their selection, the Parties shall give preference to those adopted by European telecommunication administrations. Where relevant international standards are not available, the Parties shall develop their own common standards or other agreed solutions.

2 Transmission and synchronization

Mercury and NYNEX shall ensure that their respective Systems perform in accordance with Transmission Specification NPDS7/94/4 developed by the Network Performance Standards Group of the PNO-IG of the NICC in force at the date hereof.

3 In-Span Interconnection

3.1 Each additional Point of Connection established under this Agreement shall be In-Span Interconnection. In-Span Interconnection may be provided using either PDH or SDH terminal equipment (as agreed between the Parties) without the need for signal regeneration.

3.2 In the case of Interconnection using PDH equipment, the Parties shall agree the type and manufacturer of the optical line terminating equipment to be used by each Party.


Mercury-Nynex                   11 November 1996                   Page 2 of 7
Interconnect Agreement                    Appendix 1, Technical Specifications

3.3 In the case of Interconnection using SDH equipment, each Party shall ensure that such equipment as used by it shall conform to the following PNO-IG technical recommendations (in force at the date hereof):

            3.3.1 PNO-CSI SDH interconnection between UK Operators -Interconnect Commissioning Recommendations;

            3.3.2 PNO-CSI SDH interconnection between UK Operators -Operations and Maintenance Recommendations; and

            3.3.3 PNO-CSI SDH interconnection between UK Operators -Overview and Technical Recommendations.

3.4 In the case of Interconnection using SDH equipment, the Parties shall provide a single physical connection operating at the 155MBit/s STM-1 level. Ring structures using a single Mercury add drop multiplexer and one or more Points of Connection as appropriate may be employed. Any onward connections within the Mercury System may be made using PDH equipment.

3.5 Prior to establishing a Point of Connection using SDH equipment, the Parties shall agree any interworking acceptance test in addition to the normal commissioning tests. The Parties shall not exchange timing across an SDH Point of Connection until the implementation of the timing status flag has been standardised. Network management actions and reconfigurations shall not be made by one Party on the other Party's Add Drop Multiplexer.

3.6 The physical connection between each Party's System shall be made at the optical level in each Footway Box.

3.7 The specification of the cable to be used for In-Span Interconnection shall be agreed between the Parties prior to installation. Each Party shall supply, instal and test the cable from its System to the Footway Box.

3.8 The Party providing a Footway Box shall either arrange to join each Party's cable at the Footway Box or, where practical and subject to good engineering practice, shall arrange for one Party's cable to be inserted and connected directly within the other Party's building. Under such circumstances demarcation of each Party's System remains at the Footway Box.

3.9 The provider of the Footway Box shall join the duct systems at the Footway Box.


Mercury-Nynex                   11 November 1996                   Page 3 of 7
Interconnect Agreement                    Appendix 1, Technical Specifications

3.10 All work performed on either Party's plant shall be performed to that Party's standards by that Party's approved contractors and under that Party's supervision.

3.11 Commissioning and acceptance of the interconnecting cable shall be carried out by both Parties in accordance with a cable acceptance specification to be agreed between the Parties.

3.12 The optical fibre cables shall be terminated at each end on an optical distribution frame. The optical line terminating equipment shall be connected to suitable multiplex equipment. Each Party shall be responsible for the terminal equipment at its end of the Interconnect Link, including any necessary multiplex equipment, optical distribution frame and miscellaneous items. Circuits shall conform to ITU-T Recommendations G.703 and G.704 at the interfaces to the multiplexers.

3.13 The Interconnect Link shall be jointly tested end to end using a specification to be agreed between the Parties for PDH equipment and using the PNO-IG test specification for SDH equipment.

4 Routing and Architecture

4.1 Traffic Routes shall be planned to operate so that during the busy hour a maximum of eight out of 1000 Calls shall be lost due to congestion.

4.2 Each Party shall use all reasonable endeavours to manage its System by taking real time network management actions agreed between the Parties' appropriate network management centres to protect the Systems in the event of national emergencies, System failures, mass calling events and any event having a similar impact on either System.

4.3 Wherever possible advance warning should be given to the other Party when a Party becomes aware of a mass calling event likely to introduce higher than normal traffic levels across a particular Traffic Route.

4.4 Should either Party (for the purposes of this paragraph, the "First Party") fail to take appropriate network management action or give advance warning in accordance with paragraphs 4.2 or 4.3 above then the other Party may in order to protect all or part of its System arrange to disconnect any Traffic Routes creating or helping to create such failure. Such action shall be notified to the First Party prior to disconnection.


Mercury-Nynex                   11 November 1996                   Page 4 of 7
Interconnect Agreement                    Appendix 1, Technical Specifications

4.5 NYNEX shall use separate and dedicated Traffic Routes for emergency service traffic. The Circuits employed shall, where possible, be the signalling link circuits. Where possible, the Circuits shall be diversely routed via a second Point of Connection.

5 Signalling

5.1 In respect of the Telecommunications Services, Mercury and NYNEX shall ensure that their respective signalling arrangements between their respective Systems conform to the UK C7 signalling protocols as defined in Specifications PNO-ISO/Spec/005 Message Transmission Part and PNO-ISC/Spec/006 Interconnect User Part in force at the date hereof

5.2 Signalling links shall be carried in time slot 16 of a Circuit. Each Circuit which is required to carry signalling shall also be capable of conveying Calls.

5.3 Signalling links shall be carried in the first and second Circuit of a Traffic Route.

5.4 One pair of signalling links (always in separate Circuits and over separate physical routes where possible) shall be used for each group of up to 40 Circuits.

5.5 NYNEX and Mercury shall configure and utilise Circuits in a uni-directional manner.

5.6 In the event that the Parties agree to configure a Circuit in a bi-directional manner, either Switch may seize the free traffic channels and one or both Switches shall clear the seizure and re-attempt the Call set-up. Priority on dual seizure shall be given to Mercury. In order to minimise the number of simultaneous traffic seizures, each Switch shall search its traffic channels in the reverse sequence to the other Switch. The NYNEX Switch shall seize channels in ascending order and the Mercury Switch shall seize channels in descending order.

6 Testing

6.1 The Parties shall agree (subject as stated in paragraph 6.2) the testing required to establish an additional Point of Connection in the Interconnect Design and the testing required prior to commencing the conveyance of ISDN Calls.

6.2 The extent of the testing will be dependent on the expected impact on the Systems. At the request of either Party, the testing described below shall be undertaken. The Parties may agree a reduced level of testing, when Switches of the same type, at the same build level, have previously been successfully interconnected or where testing involves new processes, new builds or new elements from previously proven Switch types.

Mercury-Nynex                   11 November 1996                   Page 5 of 7
Interconnect Agreement                    Appendix 1, Technical Specifications

         6.2.1 Simulator Testing: this phase involves the provision of suitable simulator test results by NYNEX, to allow visibility of meaningful test results prior to the Switch being integrated into the Interconnection.

         6.2.2 Switch to Switch Testing: these are provocative tests involving simulated hardware failures and Switch restarts during various phases of Call set up and various speech circuit states. The tests involve either captive Switches or operational Switches not yet carrying live traffic. Should any new feature, service or facility be introduced across the Interconnection such tests may also be required. Tests will also be necessary to prove new features and facilities.

         6.2.3 Commissioning and Acceptance Testing (CAT): these are standard Traffic Route commissioning tests which will be performed whenever a new Circuit is introduced to service. For route augmentations a subset of the tests will be performed as detailed in the Mercury CAT Manual.

         6.2.4 Pilot Service: this will be a period (usually several weeks) in which live traffic of all Call types is passed across the Point of Connection while statistics are gathered from the Switches to ensure satisfactory performance is obtained. (Statistics gathered are likely to be in the form of answer to seize ratios, number of Calls offered, number of Calls lost etc.) Live traffic may be substituted by traffic from a Call simulator where considered appropriate.


  6.3  Suggested timescales for all of the above are as follows:-

       6.3.1  simulator testing - up to 4 months;
       6.3.2  Switch to Switch - up to 4 weeks;
       6.3.3  commissioning (CAT) - up to 2 weeks; and
       6.3.4  pilot service - up to 6 weeks.

6.4 Timescales specified in paragraphs 5.4.1 and 5.4.4 above will be dependent on the new Switch type, NYNEX's own test plan and the level of testing agreed.

6.5 The Parties shall both confirm in writing when such testing has been completed satisfactorily.

7 Numbering


Mercury-Nynex                   11 November 1996                   Page 6 of 7
Interconnect Agreement                    Appendix 1, Technical Specifications

7.1 Both parties shall conform to the national and international numbering formats in place from time to time.

7.2 Both parties shall at all times notify the other in writing giving details of new number ranges allocated to them and amendments to existing number ranges.

7.3 When conveying a Call to the other party's System, each party shall convey to the other the complete number including the national and international dialling prefix.

7.4 Each party (for the purpose of this paragraph the "First Party") shall use its reasonable endeavours to notify the other party in writing, giving details of new number ranges allocated to the First Party and amendments to or deletions of existing number ranges, in each case at least 30 days prior to the implementation of the same.

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








                         MERCURY COMMUNICATIONS LIMITED

                                      AND

                            NYNEX CABLECOMMS LIMITED






                             OPERATIONAL PROCEDURES

                                   APPENDIX 2



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


                      APPENDIX 2 - OPERATIONAL PROCEDURES


1 POINTS OF CONNECTION

1.1 Prior to the date hereof, the Parties have established Points of Connection at the following addresses;

            Franchise                     Point of Connection

            NYNEX CableComms Bolton.      1.  Junction of Swan Street/Great
                                          Ancoats Street/Tib Street, Manchester.

                                          2.  Junction of Chapletown
                                          Street/Great Ancoats Street,
                                          Manchester.

            NYNEX CableComms Bromley.     1.  Junction of Annereley Park and
                                          Annereley Road, Beckenham, Kent.

                                          2.  Micro Wave link between NYNEX
                                          Bromley Switch and MCL Croydon
                                          Switch.

            NYNEX CableComms Bury         1.  Junction of Swan Street/Great
            and Rochdale                  Ancoats Street/Tib Street, Manchester.

                                          2.  Junction of Chapletown
                                          Street/Great Ancoats Street,
                                          Manchester.

            NYNEX CableComms Cheshire.    1.  Junction of ChapletownStreet/
                                          Great Ancoats Street, Manchester.

                                          2.  Junction of Woolston Grange
                                          Ave-nue / Kingsland Grange,
                                          Warrington.

            NYNEX CableComms Derby.       Opposite car park Hulland Street,
                                          Derby.


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
            NYNEX CableComms East         1.  Opposite Junction of A675 and
            Lancashire.                   Pleasington Lane.

                                          2. Opposite Swan Street/ Great
                                          Ancoats Street, Manchester.

            NYNEX CableComms Greater      1.  Junction of Swan Street/Great
            Manchester.                   Ancoats Street/Tib Street, Manchester.

                                          2.  Junction of Chapletown Street/
                                          Great Ancoats Street, Manchester.

            NYNEX CableComms              1.  Junction of Swan Street/Great
            Macclesfield.                 Ancoats Street/ Tib Street,
                                          Manchester.

                                          2.  Junction of Chapletown
                                          Street/Great Ancoats Street,
                                          Manchester.

            NYNEX CableComms Oldham       1.  Junction of Swan Street/Great
            and Tameside.                 Ancoats Street/Tib Street, Manchester.

                                          2.  Junction of Chapletown
                                          Street/Great Ancoats Street,
                                          Manchester.

            NYNEX CableComms Solent.      1.  Junction of Portsdown Hill Road
                                          & Widley Walk, Portsmouth, Hampshire.

                                          2.  Junction of Western Road &
                                          Osborn Road, Portsmouth, Hampshire.

            NYNEX CableComms              1.  Opposite BT Hanley Building,
            Staffordshire.                Clough Street, Hanley, Stoke on Trent.

                                          2.  Opposite entrance to BR Railway
                                          Depot on A5003, Stoke Road, Stoke on
                                          Trent.

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
            NYNEX CableComms Stockport.   1.  Junction of Swan Street/Great
                                          Ancoats Street/ Tib Street,
                                          Manchester.

                                          2.  Junction of Chapletown Street/
                                          Great Ancoats Street, Manchester.

            NYNEX CableComms Surrey.      Junction of Nursery Road and Upper
                                          Halliford Road, near Upper Halliford
                                          Station (BR), Sunbury, Middlesex.

            NYNEX CableComms Sussex.      Opposite Sphinx Kebab House, Queens
                                          Road, Brighton, East Sussex.

            NYNEX CableComms Wessex.      1.  Junction of Ashley Road &
                                          Clanbrook Road, Poole, Hampshire.

                                          2.  Junction of Ashley Road &
                                          Highland Road, Poole, Hampshire.

            NYNEX CableComms Wirral.      1.  Opposite Last Junction Box of
                                          jointly provided duct route along
                                          the A41.

                                          2.  Opposite Chapel Street/ Great
                                          Ancoats Street, Manchester.

1.2 Either Party may request in writing additional Points of Connection at any time.

1.3 The physical implementation of any additional Points of Connection shall be at a Footway Box.

1.4 The Parties shall agree which of them shall provide and own such Footway Box. In the event of a failure to agree, a Footway Box shall be provided and owned by the Party receiving a request for an additional Point of Connection. Each Footway Box may be used by the Party owning it to establish points of connection with other Operators.

1.5 The Parties shall use their respective reasonable endeavours to agree the Interconnection Design for an additional Point of Connection within eight weeks of the request under paragraph 1.2 above. Such Interconnect Design shall identify:


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         1.5.1 the location for the Footway Box;

         1.5.2 the allocation between the Parties of the costs of construction of the Point of Connection;

         1.5.3 the Parties' respective Switches which are to be connected; and

         1.5.4 the testing to be undertaken by the Parties in accordance with Appendix 1.

1.6 The Party requesting an additional Point of Connection shall, forthwith upon the agreement of the Interconnect Design under paragraph 1.5 above, specify the initial number of Circuits to be made available at that additional Point of Connection. Each additional Point of Connection shall have a minimum configuration of two Circuits.

1.7 The Parties shall use their respective reasonable endeavours to build and test the Interconnect Link within 15 weeks of agreeing the Interconnect Design under paragraph 1.5 above.

1.8 If the Parties have agreed to establish a new Point of Connection and either Party subsequently defaults in establishing such Point of Connection, the non-defaulting Party shall be entitled to reclaim its reasonable costs directly arising by reason of such default provided (and to the extent only) that it is not also in default in relation to the establishment of such Point of Connection.

1.9 Failure to agree the Interconnect Design under paragraph 1.5 above shall entitle either of the Parties to initiate a review pursuant to Clause 14.1.3.

2 ORDERING AND PROVISION OF CAPACITY

2.1 In respect of each existing Point of Connection, each Party shall provide Capacity Profiles to the other on or before 1 March, 1 July and 1 November in each year giving its best estimate of the contents of the Orders for Capacity likely to be placed by that Party within the twelve month period (divided into three periods: 1 April - 31 July, 1 August - 30 November, 1 December - 31 March) commencing on the date one month after such required date of provision of the Capacity Profile. Each Capacity Profile will contain at a minimum the following information: 1) the Point of Connection in question, 2) the relevant Switch in the other Party's System and 3) the amount of additional Capacity required at that Point of Connection.


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2.2 Within one month after the Capacity Profile is issued, the Party (for the purpose of this Part 2 of Appendix 2, the "Supplying Party") in receipt of the other's Capacity Profile shall, following discussions with the other Party (for the purpose of this Part 2 of Appendix 2, the "Ordering Party"), indicate any difficulties the Supplying Party may anticipate in satisfying the Ordering Party's Capacity Profile and shall agree with the Ordering Party in writing:

     2.2.1 which part of the Capacity Profile the Supplying Party will be able to satisfy; and

     2.2.2 the date by which provision may be practicable in respect of any part of the Capacity Profile which the Supplying Party will not be able to satisfy.

2.3 Notwithstanding the provisions of paragraph 2.2 above, the Supplying Party shall, if so required by the Ordering Party, maintain any existing Capacity and supply at least four additional Circuits at each Point of Connection in any four months period commencing on any of 1 April, 1 August or 1 December.

2.4 Requirements for additional Capacity during the first four month period of any Capacity Profile which the Supplying Party agrees with the Ordering Party (under paragraph 2.2.1 above) it will be able to satisfy, will comprise an ACO.

2.5 The Ordering Party shall, in respect of each ACO, place (and not subsequently cancel) Orders for additional Capacity (during the four month period covered by the ACO) amounting to not less than the amount of the Ordering Party's additional Capacity requirement specified in such ACO less two Circuits. The Supplying Party shall use all reasonable endeavours to acknowledge Orders within one Working Day of receipt of the same.

2.6 Without prejudice to paragraphs 2.3 above and 2.7 below, to the extent that additional Capacity the subject of an Order (when aggregated with the additional Capacity the subject of other Orders during the four month period covered by an ACO) exceeds the additional Capacity set out in that ACO, the Supplying Party shall use its reasonable endeavours to ensure that such excess Capacity is ready for testing as soon as is reasonably practicable.

2.7 The Supplying Party shall, in respect of Orders placed in accordance with paragraphs 2.3 and 2.5 above, comply with the following timescales:

     2.7.1 where Capacity is to be made available involving the opening of a Traffic Route to a different Switch in the Supplying Party's System:
            65 Working Days from date of Order to RFT Date; and

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



     2.7.2 where Capacity is to be made available involving expansion of an existing Traffic Route without opening a Traffic Route to a different Switch in the Supplying Party's System: 25 Working Days from date of Order to RFT Date.

2.8 In respect of the scenarios outlined in paragraph 2.7 above, the Parties shall use their best endeavours to ensure that the RFS Date falls within 20 Working Days of the relevant RFT Date.

2.9 In respect of additional Capacity, Capacity Charges shall be paid by the Ordering Party from the earlier of the RFS Date or (if the RFS Date has been delayed beyond 20 Working Days after the RFT Date by an act or omission of the Ordering Party) 20 Working Days after the RFT Date.

2.10 Either Party having placed an Order on the other may cancel such Order by notice in writing to the other at any time prior to the RFT Date subject to payment of the relevant Order Cancellation Charges. The Parties agree that Order Cancellation Charges are a genuine pre-estimate of the losses of the Supplying Party resulting from such cancellation, are not penalties and shall be in full and final settlement of all and any losses suffered in relation to cancellation of the Order for Capacity and that payment of Order Cancellation Charges shall be without prejudice to any liability under paragraph 2.13 below.

2.11 If the Supplying Party fails, otherwise than through the fault of the Ordering Party, to make available to the Ordering Party Capacity the subject of an Order within the relevant timescale set out in paragraph 2.7 above, then without prejudice to paragraph 2.12 below, the Ordering Party shall be entitled to receive from the Supplying Party by way of liquidated damages for delay an amount which is equal to 2% of the set up and annual rental elements of the relevant Capacity Charges for each day that the RFS Date is later than the date 20 Working Days after the RFT Date, up to a total maximum of L.2,500 per Order the subject of such delay. The Parties acknowledge that such sum constitutes a genuine pre-estimate of the Ordering Party's losses resulting from such delay, is not a penalty and shall (subject as stated in paragraph 2.12 below) be in full and final settlement of all and any losses suffered in relation to the delay.

2.12 The payment of the liquidated damages referred to in paragraph 2.11 above shall not release the Supplying Party from the obligation to deliver to the Ordering Party the Capacity ordered by the Ordering Party or from any other obligation under this Agreement. Without prejudice to its other rights and remedies, the Ordering Party may by notice in writing cancel an Order without liability to the Supplying Party provided that:


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


     2.12.1 the Supplying Party has failed to make available for testing Capacity which is the subject of the Order by the RFT Date; and

     2.12.2 the notice is given prior to both the relevant RFS Date and the Parties agreeing a new RFT Date.

If the Parties agree a new RFT Date, the provisions of this Part 2 of Appendix 2 shall apply in respect of such new RFT Date.

2.13 If the Ordering Party shall place Orders on the Supplying Party for less than the minimum Capacity specified at paragraph 2.5, it shall pay to the Supplying Party the set up element of the Capacity Charges in respect of the shortfall in ordered Capacity. Such payments shall be deemed to be a pre-payment in respect of further Orders placed during the subsequent 12 months. In the absence of such further Orders, such payments shall be deemed to be liquidated damages in compensation for loss suffered as a result of the Ordering Party's failure to Order the minimum Capacity and shall not be regarded as a penalty.

2.14 The Supplying Party may by service of one month`s prior written notice, in the event of an over provision of Capacity connected to any one Switch of the Ordering Party, terminate Capacity equal to the difference between the total number of Circuits connected to that Switch and 1.25 times the number of utilised Circuits. The utilised circuits are the circuits required to carry the average busy hour traffic as measured over a continuous period of six months and assessed in accordance with the traffic tables agreed between the Parties from time to time.

2.15 The Ordering Party may, within one year of the termination of a Circuit under paragraph 2.14, specify in a Capacity Profile a requirement for the terminated Circuit. In such event:

     2.15.1 the Circuit shall be re-established within 25 Working Days of the Order for that Circuit; and

     2.15.2 the Ordering Party shall not be required to pay a Rearrangement Charge or the set-up element of the Capacity Charge when the Circuit is re-established.

2.16 The Ordering Party may terminate the provision of a Circuit by the Supplying Party by serving not less than three months' prior written notice on the Supplying Party.

2.17 Either Party (for the purpose of this paragraph, the "First Party") can rearrange the Capacity configuration at its end of the Interconnect Link. The other Party shall, within 25


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

Working Days of delivery of written notification of such a rearrangement, make the necessary updates to the relevant data stored in its Switch in order for the Parties to test the rearranged configuration. If the aggregate Capacity made available to the First Party at all Points of Connection is not less than the existing Capacity together with additional Capacity specified in ACOs in respect of the period in which the Capacity rearrangement is completed, the only charges payable by the First Party shall be the Rearrangement Charges.

2.18 Additional Capacity at the established Points of Connection specified in paragraph 1.1 of Appendix 2 (which are not by way of In-Span Interconnection) may only be ordered in accordance with this Part 2 of Appendix 2 if there is sufficient available space in the relevant building.

3    ESTIMATES OF INTERNATIONAL, DIRECTORY ENQUIRY AND OPERATOR ASSISTANCE
     CALLS

3.1 NYNEX shall provide to Mercury, on or before each 1 March, 1 June, 1 September and 1 December, estimates of the total traffic for the next year (specifying total minutes, number of calls and seven day profile) which it could convey to Mercury in respect of International Calls and International ISDN Calls to each of the 25 countries with the highest volumes of Calls originating on the NYNEX System.

3.2 As a condition of Mercury providing to NYNEX any or all of the Telecommunication Services listed in Tables 8, 9, 10, 11 and 12 of Schedule 3, NYNEX shall provide to Mercury on or before 1 March in each year, an estimate of its total traffic for the subsequent twelve months in respect of such Telecommunication Services (whether to be provided by Mercury or not).

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4    FORECASTING OF NATIONAL AND EMERGENCY CALLS

4.1 Each Party shall provide to the other, on or before 1 March and 1 September in each year, a written forecast of its traffic at each Point of Connection during the following two years, broken down according to each three month period (for the purposes of this Appendix 2, a "Quarter"). Such forecast shall, in respect of each Traffic Route, specify the weekday total traffic, weekday busy hour traffic (for both am and pm) in erlangs and weekday busy hour call attempts in respect of each of the Telecommunication Services (other than those specified in paragraphs 3, 6, 8, 9, 10, 11 and 12 of Schedule 2).

4.2 If, during a period of one month, the traffic conveyed by one Party (for the purposes of this Appendix 2, the "Conveying Party") to the other differs in any material respect from that specified in the Conveying Party's forecast for that period, the other Party may request a revised forecast for the remaining portion of the period covered by the forecast. Such forecast shall be provided by the Conveying Party within one month of such request.

4.3 If, following the provision of a revised forecast under paragraph 4.2 above, the traffic conveyed by the Conveying Party to the other during a period of one month differs in any material respect from that specified in the Conveying Party's forecast for that period, the other Party's obligations under Clause 4.1 shall be modified so that it is only obliged to use its reasonable endeavours to provide the Telecommunication Service in question for the remaining portion of the first six month period covered by the revised forecast.

4.4 The Conveying Party's obligations under Clauses 4.1.1 and 4.1.3 respectively shall be modified so that it is only obliged to use its reasonable endeavours thereunder in respect of a material change in the forecast traffic for any Quarter unless such material change has been specified for such Quarter in two consecutive forecasts provided under paragraph 4.1 above (in which case such modification shall cease to apply for such Quarter). In the event that either Party forecasts a material change in traffic under paragraph 4.1 above, the other Party may, within 30 days of receipt of that forecast, initiate a review of its own relevant charges in accordance with Clause 14.1.3. Any modification to such charges resulting from such review shall be effective from the beginning of the second Quarter commencing after the date of the relevant Review Notice.

4.5 Without prejudice to paragraphs 4.2, 4.3, 4.4 and 4.5 above, each Party shall give the other as much notice as is reasonably practicable of material changes in traffic volumes.

4.6 For the purposes of paragraphs 4.3 and 4.4 of this Part 4 of Appendix 2, traffic conveyed by one Party shall only be deemed to differ in a material respect from that Party's

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


forecast for a period if the volume of traffic conveyed materially exceeds the volume which was forecast or if the profile of traffic conveyed materially differs from the profile which was forecast.

4.7 As a condition of Mercury providing to NYNEX the Telecommunication Service listed in paragraph 13 of Schedule 2, NYNEX shall provide to Mercury:

     4.7.1 on or before 1 March in each year, a forecast of its total traffic for the subsequent twelve months in respect of such Telecommunication Service (whether to be provided by Mercury or not); and

     4.7.2 during the first week of each calendar month, a forecast of the actual traffic which NYNEX anticipates conveying to Mercury in respect of such Telecommunication Services during the immediately following calendar month.

4.8 The information to be provided by NYNEX to Mercury in respect of forecasts in accordance with paragraph 4.8 shall compromise the following:

     4.8.1  number of call attempts during busiest hour of estimate period;
     4.8.2  total call minutes during busiest hour of estimate period;
     4.8.3  cumulative calls for the estimate period;
     4.8.4  cumulative call minutes for the estimate period;
     4.8.5  24 hour time of day profile for weekdays; and
     4.8.6  average call duration.

4.9 NYNEX shall provide to Mercury such prior notification as is reasonably possible of any anticipated increase or decrease of 10% or more of the current level of traffic estimated under paragraph 3.1.2 above (whether due to planned marketing campaigns or any other reason).

5    ALTERATIONS TO THE SYSTEMS

5.1 Neither Party shall make or permit to be made any alteration, adjustment or addition to its System (which for the purpose of this paragraph 5 includes each Point of Connection) or to any of its plant equipment or apparatus used in connection therewith in such a way as materially to impair the operation of the System of the other Party or otherwise materially to affect the provision of the Telecommunication Services pursuant to this Agreement. Without prejudice to paragraph 5.2 below, if any such alteration, adjustment or addition is necessarily to be made by

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a Party, it shall use its reasonable endeavours to minimise the impact on the other Party of such alteration, adjustment or addition and shall give the other as much notice thereof as is reasonably practicable in all the circumstances.

5.2 Each Party (for the purposes of this paragraph 5, the "Altering Party") shall give notice to the other Party in writing of any proposals for alterations, adjustments or additions to its System which the Altering Party might reasonably anticipate (from the facts known to it) would or might when made have the effect of requiring the other Party materially to modify or replace any part of that other Party's System. Such information shall be given by whichever is the earlier of (a) the date being seven months prior to the date of such change and (b) the date on which the Altering Party is obliged to inform the other in accordance with its Licence.

5.3 The Altering Party shall, on the request of the other, consult with the other Party and provide all reasonable co-operation and assistance to facilitate the introduction of any proposed modification or replacement referred to in paragraph 5.2 above. Such other Party shall notify the Altering Party of the nature and costs of such modification or replacement as soon as reasonably practicable, after receipt of the Altering Party's notice paragraph 5.2, and shall use reasonable endeavours to minimise such costs.

5.4 The Altering Party shall bear the costs of any alterations, adjustments or additions to its System and the reasonable costs incurred by the other Party by reason of any such modification or replacement referred to in paragraph 5.2 above, except that each Party shall pay its own costs arising out of an alteration, adjustment or addition where:

     5.4.1 the Parties agree in writing to alter, adjust or add to their respective Systems for their mutual benefit;

     5.4.2 the alteration, adjustment or addition by the Altering Party is directed or is the result of a determination made by the Director (otherwise than by reason of a breach by the Altering Party of any condition of its Licence); or

     5.4.3 the alteration is a global revision of the Generic C7 Signalling Interface Specification in compliance with the then current international signalling standards.

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6    WAYLEAVES

6.1 Upon termination of this Agreement, each Party shall be entitled, after reasonable prior notice in writing to the other Party, to enter the premises of such other Party for the purposes of carrying out any necessary disconnection works and repossessing any plant, equipment or apparatus which is its property or is the property of another person and has been installed by or for such Party.

6.2 The Party on whose premises such plant, equipment or apparatus was installed shall compensate the other for any such plant, equipment or apparatus belonging to such other or any other person as aforesaid which are not so delivered up or repossessed in good condition (fair wear and tear excepted).

6.3 The Party entering and carrying out such disconnection works shall indemnify the other in respect of any damage thereby caused to the premises, fixtures and fittings of the other.

6.4 Either such Party desiring to enter and carry out works as aforesaid shall give the other reasonable notice requesting the other to carry out the disconnection and to return any such plant equipment and apparatus and shall enter the premises for such purposes only if such other Party shall have failed to comply with such request.

6.5 A Party so entering the premises of the other shall observe the reasonable requirements in respect of health and safety while at the premises.

6.6 Each Party shall at its own expense obtain such wayleaves as may reasonably be required by the other from any third party in respect of the premises it uses for the purpose of effecting Interconnection.

6.7 Each Party (in exercising rights obtained under paragraph 6.6) shall comply with the terms of the wayleaves.

6.8 The provisions of this Part 6 of Appendix 2 shall apply for the duration of this Agreement and for so long thereafter as may be necessary for the Parties to disconnect and remove their respective equipment.

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








                         MERCURY COMMUNICATIONS LIMITED

                                      AND

                            NYNEX CABLECOMMS LIMITED






                               BILLING PROCEDURES

                                   APPENDIX 3



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


                        APPENDIX 3 - BILLING PROCEDURES


1 Subject to paragraph 16 of this Appendix and save in respect of Reverse Billed Services, Mercury shall be responsible for recording and shall invoice NYNEX in accordance with the provisions of this Appendix in respect of Calls which are passed to the Mercury System from the NYNEX System.

2 Subject to paragraph 16 of this Appendix and save in respect of Reverse Billed Services, NYNEX shall be responsible for recording and shall invoice Mercury in accordance with the provisions of this Schedule in respect of Calls which are passed to the NYNEX System from the Mercury System.

3 In respect of Reverse Billed Services, each Call shall be recorded by the Party running the System on which the Call originates and such Party shall invoice the Party running the System to which the Call is conveyed.

4 Each Party (for the purpose of this Appendix, the "Billing Party") shall submit to the other (for the purpose of this Appendix, the "Paying Party") invoices in respect of charges for which the Billing Party is entitled to charge the Paying Party under this Agreement.

5 The Billing Party shall use all reasonable endeavours to invoice:

         5.1 the set up part of Capacity Charges on the date specified in paragraph 2.9 of Appendix 2

         5.2 the annual rental part of Capacity Charges in quarterly instalments in advance in December, March, June and September for the quarters beginning on the first day of January, April, July and October respectively (Capacity Charges shall be pro-rated over the first quarter during which the charges for the relevant Circuits) accrue pursuant to paragraph 2.9 of Appendix 2;

         5.3 Order Cancellation Charges and Rearrangement Charges within 14 days of the Order cancellation or completion of the rearrangement (as appropriate); and

         5.4 charges for the Telecommunication Services within 30 days of the end of the Billing Period in which they accrue.

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         5.5  charges for set up and training in respect of Mercury's emergency service in advance of Mercury commencing the provision of that service; and

         5.6 charges for the manual entry of COSAR data within 30 days of the end of the Billing Period in which they accrue.

6 Each invoice submitted by the Billing Party shall be delivered to the Paying Party by first-class post or facsimile transmission and shall contain the following information:

            -    invoice date;
            -    Billing Period;
            - billed amounts broken down into standard, exempt and zero; VATable amounts;
            -    VAT amounts per invoice for standard amounts only;
            -    VAT registration number and company number;
            -    VAT rates used;
            -    total amount payable; and
            -    due date for payment.


7 The Billing Party shall provide, at the same time as it delivers an invoice to the Paying Party, a summary statement relating to such invoice containing the following information (by Point of Connection with an aggregate figure for all Points of Connection) split between charge periods for each of the Telecommunication Services:


            -    number of Calls;
            -    total duration of Calls (in hours, minutes and seconds); and
            -    total revenue.


8 The Billing Party shall maintain and retain for a period of three years from its submission of each invoice true and accurate books of account and such information (contained in or on discs, tapes, documents or other records) as may reasonably be required for calculation or verification of the amounts payable under such invoice.

9 Charges for the conveyance of Calls shall accrue only when:

         9.1  the Call is conveyed by the Mercury System to the NYNEX
              System or vice versa and connection is made to the called Customer's System (whether or not via a Third Party Operator's System or an Authorised

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              Overseas System) and the Called Customer Answer Signal is
              received by the System on which the Call originated; or

         9.2 the Call cannot be conveyed in accordance with paragraph 9.1 and as a consequence is diverted to a service or system in accordance with arrangements previously agreed with the called Customer; or

         9.3 as otherwise agreed in writing by the Parties from time to time.

10 Charging will cease on the earlier of the detection of the calling or called Customer's release signal. This release signal will be generated:

         10.1 by the Operator of the System of the calling Customer immediately after the calling Customer has cleared the connection; or

         10.2 in the case of the Operator of the System of the called Customer, immediately after the called Customer held time-out (that is the period of time between the called Customer clearing the connection and the connection being released as agreed between the Parties);

11 Charges for the conveyance of Calls shown in Part 2 of Schedule 3 are expressed either per minute (when Call duration is measured in minutes and seconds) or as a charge per Call.

12   The charge for conveyance of a Call is calculated by the following formula:

     D = (AxB) + C

     Where:

          A = the Call duration in minutes rounded to the nearest 0.1 second B = the relevant pence per minute charge specified in Schedule 3
          C = the relevant pence per call charge specified in Schedule 3
          D = the charge rounded to the nearest 0.1 pence.

         12.1 Where the duration of the Call extends across more than one time band, the total charge will be comprised of the sum of the duration of the components multiplied by the rates relevant to each individual time band.


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         12.2 Where it is impracticable for Mercury and NYNEX to
              record such information as is necessary to raise an invoice, Mercury and NYNEX shall agree the appropriate charge.

13 Subject to paragraph 17 below, all charges invoiced under this Agreement shall be payable within 30 days of the date of issue of the invoice requiring payment thereof.

14 The Billing Party shall be entitled to charge and receive interest in respect of any amount due or deemed to be payable hereunder, which shall be the subject of a separate invoice containing the information set out in paragraph 15, at the rate of 2% above the one month London Inter-Bank Offered Rate from the later of the two dates specified below until the date of payment in full, whether before or after any judgement:

            14.1 the day following the end of the 30 day period
                 referred to in paragraph 13 above; or

            14.2 the day following the end of a period of not less
                 than seven days after service of written notice that the Billing Party intends to claim interest on the overdue sum.

Any such interest shall accrue day by day and shall be compounded monthly.

15   Each invoice claiming interest shall contain the following information:

       -  invoice date;
       - date and number of original invoice on which interest is being charged;
       -  start date and end date for interest period being invoiced;
       -  interest rate applied; and
       -  interest charged.

15.1 If either Party disputes the amount of any invoice (for the purpose of this paragraph 15 a "Disputed Invoice") delivered by the other Party under this Agreement that Party (for the purpose of this paragraph 15, "the Disputing Party") shall use its reasonable endeavours to issue a notice in writing setting out its objection to the Disputed Invoice and containing the following information within 30 days of receipt of the Disputed Invoice:


       -   date and number of disputed invoice;
       -   amount in dispute;
       -   reason for dispute; and


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       -   supporting documentation as appropriate.


In any event such notice shall be issued within 12 months of the delivery of the Disputed Invoice, failing which it shall be of no effect. The dispute may thereafter be referred forthwith by either Party (having given prior written notice to the other to such effect) for investigation and determination by such Person (being chartered accountants) as the Parties may agree, or in default of agreement, as may be nominated by the President of the Institute of Chartered Accountants in England and Wales at that time to act as an expert and not as an arbitrator and whose decision, in the absence of evidence of manifest error, shall be final and binding. The Parties shall co-operate in such investigation.

15.2 Subject as provided in paragraph 17 below any sum thus found after such determination or settlement between the Parties to be due shall be promptly paid (including any interest payable pursuant to paragraph 14 above on any part of such sum deemed payable in full under paragraph 17 below), within 30 days of the date of such determination or settlement between the Parties.

15.3 Any sum found after such determination or settlement between the Parties to be overpaid (including any interest payable or paid pursuant to paragraph 14 above) shall be deducted from the first invoice rendered by the Party so overpaid after either the date of such determination or settlement between the Parties or repaid to the other party if no subsequent invoices are rendered within 30 days of such determination or settlement.

15.4 The costs of such expert shall be paid by the Disputing Party unless the Disputed Invoice is established by the expert to have been incorrect by greater than a 5% margin in which case the Party delivering the Disputed Invoice shall pay such costs.

16 Notwithstanding the reference of any dispute for investigation and determination under paragraph 15 above, if the amount in dispute represents less than five percent of the total amount (excluding VAT) of the Disputed Invoice, the invoiced amount shall, for the purposes of paragraph 13 above be deemed payable in full. If the amount in dispute represents five percent or more of the total amount (excluding VAT) of the Disputed Invoice such disputed amount shall, for the purposes of paragraph 13 above be deemed not payable pending issue of the expert's decision as aforesaid and, for the avoidance of doubt, any undisputed balance shall be payable in full.

17 All charges specified in Schedule 3 are exclusive of value added tax which shall be paid at the rate and in the manner prescribed by law from time to time.


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18 If the Billing Party cannot record Calls for the purpose of preparing invoices, then the Paying Party shall, if practicable, do so until such time as the Billing Party can record Calls as aforesaid subject to the Billing Party meeting the Paying Party's reasonable costs incurred in connection therewith.


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